                                                                   EXHIBIT 10.18
Agreement

between

Diamond Back International Company Limited
Western States Import Company Inc.
Bejka Trading A.B.
as Vendors

and

The Derby Cycle Corporation
and
Derby Sweden A.B.
as Purchasers

relating to

the sale and purchase of certain of the business assets and rights, and the assumption of certain liabilities, involved in the bicycle, parts and accessories and fitness equipment distribution business carried on under the principal trade name "Diamondback".



SIMMONS & SIMMONS

21 Wilson Street Londson EC2M 2TX
Tel: 0171-628 2020/528 9292  Fax: 0171-628 2070  DX Box No 12

                                   CONTENTS

1.   Interpretation......................................................   1

2.   Sale of Business Assets.............................................  10

3.   Consideration.......................................................  12

4.   Conditions to Completion............................................  14

5.   Completion..........................................................  16

6.   Treatment of Contracts..............................................  20

7.   Management of the Business prior to Completion......................  23

8.   Provisions relating to Tax and VAT..................................  25

9.   Provision of Information............................................  26

10.  Exclusivity.........................................................  28

11.  Restrictions of Vendors' Group......................................  29

12.  Warranties..........................................................  30

13.  Indemnity...........................................................  32

14.  Change of name......................................................  33

15.  Public Announcements................................................  33

16.  Employees of the Business...........................................  34

17.  Provisions relating to this Agreement...............................  35

18.  Dispute Resolution..................................................  39

19.  Law and Jurisdiction................................................  40

20.  Invalidity..........................................................  41

SCHEDULE 1:................................................................  42

SCHEDULE 2: THE SALE COMPANIES.............................................  43

SCHEDULE 3: WARRANTIES AND REPRESENTATIONS.................................  44

PART 1: Warranties and Representations in Relation to the Business Assets..  44

1.   Interpretation........................................................  44

2.   Warranties and representations........................................  45

3.   The Vendor and the Vendor's Group.....................................  45

4.   Licences, litigation and the law......................................  46

5.   Environmental.........................................................  49

6.   The Vendor's solvency.................................................  51

7.   Accounts, records and Tax.............................................  52

8.   The Conduct of the Business and the effect of the sale................  55

9.   The Business and its assets...........................................  56

10.  Contracts and contractual arrangements................................  61

11.  Employees.............................................................  64

12.  Miscellaneous.........................................................  67

SCHEDULE 3: WARRANTIES AND REPRESENTATIONS.................................  68

PART 2: Specific Warranties................................................  68

1.   Interpretation........................................................  68

2.   US Warranties and Representations.....................................  68

3.   Swedish Warranties and Representations................................  70

SCHEDULE 4: ADJUSTMENT OF CONSIDERATION....................................  71

1.   Interpretation......................................................  71

2.   Completion Accounts.................................................  71

3.   Stock valuation.....................................................  73

4.   Procedure...........................................................  74

5.   Adjustment of Consideration.........................................  75

SCHEDULE 5: ASSETS.......................................................  76

PART 1: Current Assets...................................................  76

PART 2: Properties.......................................................  77

PART 3: Fixed Assets.....................................................  78

PART 4: Distribution Agreements.......................................... 101

SCHEDULE 6: LIST OF EMPLOYEES............................................ 104

SCHEDULE 7: LIST OF ASSUMED LIABILITIES.................................. 128

SCHEDULE 8: VENDOR/WARRANTOR PROTECTION.................................. 133

1.   (Intentionally Blank)............................................... 133

2.   Relevant Claims..................................................... 133

3.   Financial Limits.................................................... 133

4.   Time Limits......................................................... 134

5.   No duplication of recovery.......................................... 135

6.   Relevance of limitations in circumstances of fraud etc.............. 135

7.   Third party claims.................................................. 135

8.   Events after Completion............................................. 136

EXHIBIT 1:............................................................... 137

1.   Interpretation...................................................... 138

2.   Indemnity........................................................... 138

3.   Gross-up............................................................ 139

4.   Deductions and withholdings......................................... 139

5.   Payments under this Deed............................................ 140

6.   Incorporation of provisions from the Agreement...................... 140

EXHIBIT 2:............................................................... 142

EXHIBIT 3:............................................................... 145

PART 1: Form of Assignment of Intellectual Property Rights............... 145

EXHIBIT 3:............................................................... 148

PART 2: Form of Assignment of Trade Marks................................ 148

EXHIBIT 3:............................................................... 150

PART 3: Form of Assignment of Patents/Designs............................ 150

EXHIBIT 4:............................................................... 152

PART 1: Form of Assignment of the Contracts.............................. 152

1.   Definitions and Interpretation...................................... 152

2.   Assignment of Contracts............................................. 152

3.   Assignment of Third Party Rights.................................... 153

4.   Further Assurance................................................... 153

5.   Law and Jurisdiction................................................ 153

PART 2: Form of Novation of the Contracts................................ 154

1.   Interpretation.................................................... 154

2.   Novation.......................................................... 154

3.   Warranties........................................................ 155

4.   Confirmation of terms............................................. 156

5.   Limitation Periods................................................ 156

6.   Governing Law..................................................... 156

PART 3: Form of Assignment of U.S. Property............................ 158

THIS AGREEMENT is dated       December 1998 and made
--------------

BETWEEN:
--------

(1)  DIAMOND BACK INTERNATIONAL COMPANY LIMITED ("International") a company
     ------------------------------------------
     incorporated in The British Virgin Islands whose principal/registered office is at International Trust Building, Wickhams Cay, Road Town, Tortola, The British Virgin Islands;

(2)  WESTERN STATES IMPORT COMPANY, INC. ("Western States") a company
     -----------------------------------
     incorporated in California, USA whose principal/registered office is at 4030 Via Pescador, Camarillo, CA 93612-5008;

(3)  BEJKA TRADING A.B. ("Bejka") a company incorporated in Sweden under number
     ------------------
     556115-4609 whose principal office is at Gothenburg;

     (each of parties (1) to (3) a "Vendor" and so that references to a "Vendor" shall be to such one or more of the Vendors as the context requires, and together the "Vendors")

(4)  THE DERBY CYCLE CORPORATION ("Derby Cycle") a company  incorporated in the
     ---------------------------
     state of Delaware, USA whose principal/registered office is at 22710 72nd Avenue South, Kent, Washington, WA 98032, United States of America; and

(5)  DERBY SWEDEN A.B. ("Derby Sweden") a company incorporated in Sweden whose
     -----------------
     principal/registered office is at Gothenburg.

     (each of parties (4) and (5) a "Purchaser" and so that references to a "Purchaser" shall be to such one or more of the Purchasers as the context requires, and together the "Purchasers").

WHEREAS:
--------

The Purchasers wish to acquire from the Vendors (as defined herein) certain Business Assets (as defined herein) from the Vendors on the terms of this Agreement

NOW IT IS HEREBY AGREED as follows:
-----------------------

1. Interpretation
-----------------

1.1  Definitions

     In this Agreement where the context admits:

     "Affiliate" means, in relation to a body corporate, any subsidiary or
     -----------
     holding company of such body corporate, and any subsidiary of any such holding company for the time being.

     "Agreed Form" means, in relation to any document, a document in the terms
     -------------
     signed or initialled by or on behalf of one or more of the Vendors or their solicitors and one or more of the Purchasers or their solicitors for identification.

     "Amendment Agreement" means an Agreement made between Derby Cycle and
     ---------------------
     certain of its subsidiaries, Chase Manhattan plc as Arranger, Chase Manhattan International Limited as Security Agent and Facility Agent and the Financial Institutions named therein as Banks (the "Purchasers' Banks")
                                                             -----------------
     pursuant to which, and in accordance with the terms and conditions stated therein, the parties thereto agree to amend the DM225,000,000 Revolving Credit Facility (the "Facility Agreement") dated 12 May 1998 in order to
                           ------------------
     permit Completion on terms satisfactory to the Purchasers' Banks.

     "Assumed Liabilities" means in respect of each Vendor those liabilities of
     ---------------------
     that Vendor in relation to the Business at Completion specified in the list of Assumed Liabilities set out in Schedule 7 to the extent that the same are provided for or otherwise taken into account in the Completion Accounts and no other liabilities whatsoever.

     "Audited Accounts" means the respective audited financial statements of
     ------------------
     each of the Sale Companies comprising in each case an audited balance sheet made up as at the respective Balance Sheet Date and the audited profit and loss account and cash flow (if any) statement of each of the Sale Companies in respect of the financial year ended on the respective Balance Sheet Date including, in each case, the notes thereto and the directors' report and auditors' report and audited, in each case, by the accounting firm set out opposite each Sale Company's name in Schedule 2 or, at the cost of the Purchasers, such other accounting firm as may be approved by the Purchasers.

     "Balance Sheet Date" means in relation to Western States, 31 October 1997
     --------------------
     and in relation to Bejka, 31 December 1997.

     "Book Debts" means all debts and other amounts owing to the Sale Companies
     ------------
     as at Completion (whether due for payment then or later) in respect of goods and services supplied by or on behalf of the Business as shown in the Completion Accounts other than:

     (A)  any Prepayments;

     (B) any debts owing to any of the Sale Companies on any closed account of a customer and any debts owing by a customer with whom any of the Sale

         Companies is at the Completion Date no longer prepared to transact business; and

     (C) any debts in respect of which any of the Sale Companies has prior to the date of this Agreement instructed solicitors to commence proceedings for recovery of such debts to the extent that such debts are not fully covered by reserves or provisions in the Completion Accounts.

     "Business" means the business of sourcing, manufacturing, assembling,
     ----------
     marketing and/or distributing bicycles, bicycle components and accessories, principally (but not exclusively) under the "Diamondback" trade mark and fitness equipment hitherto carried on by the Sale Companies and/or using the Business Assets except in The People's Republic of China and in respect of each Vendor means that part of the Business at present carried on by it.

     "Business Assets" means in respect of each Vendor the assets of the
     -----------------
     Business to be sold by it and purchased as specified in Sub-clause 2.1.

     "Business Day" means a day (other than a Saturday or Sunday) on which banks
     --------------
     are open for ordinary banking business in New York.

     "Closing Purchase Price" means that part of the consideration payable at
     ------------------------
     Completion Date by the Purchasers for the Business Assets as referred to in Sub-clause 3.2.

     "Completion" means completion of the sale and purchase of the Business
     ------------
     Assets in accordance with Clause 5.

     "Completion Accounts" has the meaning given in paragraph 1 of Schedule 4.
     ---------------------

     "Completion Date" means the date of Completion.
     -----------------

     "Conditions" means the conditions set out in Sub-clause 4.1.
     ------------

     "Consideration" means the consideration payable by the Purchasers for the
     ---------------
     Business Assets as referred to in Sub-clause 3.1.

     "Contracts" means all contracts, contractual arrangements, engagements and
     -----------
     orders in any way relating to any aspect of the Business and subsisting at Completion, a full list of which has been attached to the Disclosure Letter, other than purchase orders where details have been summarised, and to which any of the Sale Companies are a party and which shall include (without limitation) the Intellectual Property Agreements, the Distribution Agreements, and the Leased Asset Contracts, and the contracts of employment (subject to the provisions of any local law or jurisdiction in relation to the transfer of employment contracts on a sale and purchase of business assets) of the Employees.

     "Creditors" means all debts and other amounts (except the Excluded
     -----------
     Liabilities) owing by either of the Sale Companies to the trade creditors of the Sale Companies in the ordinary course of the Business as at Completion (whether due for payment then or later) to the extent that provision or reserve (but not note only) is made in the Completion Accounts in respect of such liabilities.

     "Current Assets" means the assets of the kinds described in Schedule 5 Part
     ----------------
     1 which in any way are employed in, or arise from, the carrying on of the Business as at Completion.

     "Diamondback Deutschland" means Diamond Back Deutschland GmbH, a company
     -------------------------
     incorporated in Germany whose principal/registered office is at Fahrrad GroBhandel, Derchinger Str. 155, 86165 Angsburg, Germany;

     "Diamondback Europe" means Diamond Back Europe S.A., a company incorporated
     --------------------
     in France whose principal/registered office is at BP.26-Z.I. Route de Pernay, 37230 Luynes;

     "Diamondback France" means Diamond Back France S.A., a company incorporated
     --------------------
     in France whose principal/registered office is at 4, Rue de L'Abreuvoir, 92415 Courbevoie, Cedex, France;

     "Disclosure Letter" means the letter dated the date hereof written and
     -------------------
     delivered by or on behalf of the Vendors to the Purchasers in the Agreed Form.

     "Distribution Agreements" means in relation to a Vendor those agreements to
     -------------------------
     which that Vendor is a party in relation to distribution carried on in the course of the Business and which are listed in Schedule 5 Part 4.

     "Employees" means in relation to a Vendor each of the employees of that
     -----------
     Vendor as at the date hereof, details of whom are contained in Schedule 6 but subject to any cessation of the employment of any of such employees which occurs in the period between the date of this Agreement and Completion by reason of resignation, death or the termination of such employment by the relevant Vendor and no other employees.

     "Encumbrance" includes any interest or equity of any person (including, but
     -------------
     without limitation, any right to acquire, option or right of pre-emption); any mortgage, charge, pledge, lien, assignment, hypothecation, security interest (including any created by law), title retention or other security agreement or arrangement; and any rental, hire purchase, credit sale or other agreement for payment on deferred terms.

     "Excluded Assets" means the Intercompany Receivables, all deferred Tax and
     -----------------
     the benefit of the claims brought by Bejka against (i) Fritidsartikler A/S for SEK 789,000 and (ii) Peter Junge for SEK 207,000 and provisions for customer losses of Bejka which as at 31 October 1998 were SEK 219,619.

     "Excluded Liabilities" means all liabilities of any of the Vendors to pay
     ----------------------
     Tax in respect of all periods ending on or prior to Completion and all liabilities which are not Assumed Liabilities and the Intercompany Payables.

     "Fixed Assets" means all fixtures and fittings and other fixed plant,
     --------------
     machinery and equipment physically attached to the Properties at the date of this Agreement (excluding landlord's fixtures and fittings at the Leasehold Properties) and all the plant and machinery, tools and equipment, vehicles and office furniture and other tangible assets now used by the Vendors in or in connection with the Business (other than the Properties and the Leased Assets) and at the date hereof includes (without limitation) the items set out in part 3 of Schedule 5.

     "Goodwill" means all the goodwill, interest and connection of each of the
     ----------
     Vendors in and concerning the Business together with the right to represent the Purchasers as carrying on the Business as a going concern in succession to the Vendor.

     "Hong Kong" means the Hong Kong Special Administrative Region of the
     -----------
     People's Republic of China.

     "Intellectual Property" means all patents, trade marks, service marks,
     -----------------------
     rights (registered or unregistered) in any designs; applications for any of the foregoing; trade or business names; copyright (including rights in computer software) and topography rights; know-how; secret formulae and processes; lists of suppliers and customers and other confidential and proprietary knowledge and information; rights protecting goodwill and reputation; database rights and all rights and forms of protection of a similar nature to any of the foregoing or having equivalent effect anywhere in the world and all rights under licences and consents in respect of any of the rights and forms of protection mentioned in this definition.

     "Intellectual Property Agreements" means all agreements or arrangements
     ----------------------------------
     relating in any way, whether wholly or partly, to the Intellectual Property Rights.

     "Intellectual Property Rights" means all Intellectual Property owned by any
     ------------------------------
     or all of the Vendors in relation to the Business in any part of the world (except for (1) the registration of "Diamondback" trade mark in The People's Republic of China to the extent that the same is for use on goods made, furnished and sold therein but which does not of itself confer any right to use that mark outside The People's Republic of China and (2) the applications for or registrations of the "MARZOCCHI" and "RITCHEY" trade marks in Sweden in the name of Bejka) including but not limited to the Listed Intellectual Property Rights.

     "Intercompany Payables" means all amounts owing by any of the Vendors to
     -----------------------
     any member of the Vendors' Group including any of the other Vendors.

     "Intercompany Receivables" means all amounts owed by any member of the
     --------------------------
     Vendors' Group including any of the Vendors to any of the other Vendors.

     "Leased Assets" means assets supplied to or held by either of the Sale
     ---------------
     Companies pursuant to any Leased Asset Contract.

     "Leased Asset Contracts" includes (subject to the exceptions stated in this
     ------------------------
     definition) leases (whether operating or finance), conditional sale, credit sale, hire purchase and other similar contracts subsisting at the date of this Agreement and entered into by or on behalf of any of the Sale Companies pursuant to which tangible assets used by such Vendors in or in connection with the Business at that date have been supplied to or are held by such Vendors on hire or other rental, lease, licence, hire purchase or otherwise on terms such that title thereto does not pass or will not at the Completion Date have passed to such Vendors, and the Leased Asset Contracts include (without limitation) those listed in the Disclosure Letter.

     "Listed Intellectual Property Rights" means the Intellectual Property
     -------------------------------------
     Rights identified as such in the Disclosure Letter.

     "Management Accounts" means the management accounts of each of the Sale
     ---------------------
     Companies for the period from the Balance Sheet Date to 31 August 1998 true copies of which are attached to the Disclosure Letter.

     "Outstanding Purchase Orders" means all orders for Stock made by any of the
     -----------------------------
     Sale Companies which have not as of the date of this Agreement been shipped from their port of origination.

     "Prepayments" means the prepayments made and other amounts paid by any of
     -------------
     the Sale Companies in respect of the outgoings of the Business to the extent that they are wholly attributable to the Business Assets or the Employees and relate to the period after the Completion Date, as shown in the Completion Accounts.

     "Private Label Product" means any product sold under any trade mark, brand
     -----------------------
     or trade name not owned or controlled by the Vendors or any member of the Vendors' Group prior to the date of this Agreement.

     "Properties" means the land and premises, particulars of which are set out
     ------------
     in Schedule 5 Part 2.

     "Purchasers' Group" means each of the Purchasers and each of their
     -------------------
     Affiliates.

     "Purchasers' Solicitors" means Simmons & Simmons of 21 Wilson Street,
     ------------------------
     London EC2M 2TX.

     "Records" means all the books, files, records and other documents and
     ---------
     written material of each of the Vendors relating wholly or mainly to the Business or any of the Business Assets in whatever medium held, including without limitation the following:

     (A) all books of account, ledgers, payroll records, income records, information relating to clients, customers and suppliers and other books, documents and computer records which relate to or are relevant to the Business;

     (B) all promotional material, sales publications, catalogues, price lists, advertising materials, surveys, reports and other technical materials and sales matter relating to the Business;

     (C)  the VAT Records; and

     (D) all records and documents of title relating to the Intellectual Property Rights.

     "Reference Accounts" means the management accounts of each of the Sale
     --------------------
     Companies as at, and for the period ending on, 31 October 1998.

     "Sale Companies" means Bejka and Western States.
     ----------------

     "Stock" means those of the Current Assets specified in paragraphs (A), (B),
     -------
     and (C) of Schedule 5 Part 1.

     "Tax" means all forms of taxation, duties, levies, imposts of whatever
     -----
     jurisdiction including (without limitation) corporation tax, income tax, sales tax, value added tax, use tax, capital value tax, property tax, franchise tax, excise customs and other import duties, all employment taxes and all penalties, charges, costs and interest relating to the foregoing or resulting from failure to comply with the provisions of any enactment relating to tax.

     "Tax Deed" means the deed of indemnity in the form attached at Exhibit A in
     ----------
     relation to taxation to be executed and delivered to the Purchasers at Completion.

     "Third Party Rights" means in respect of a Vendor all rights of that Vendor
     --------------------
     against third parties arising out of or in connection with the Business Assets or the conduct of the Business prior to Completion (including, but not limited to):-

     (A) all rights under or in respect of manufacturer's or supplier's warranties, guarantees and other contractual obligations and assurances (express or implied);

     (B) all rights against any person in respect of any defect in the title, construction or condition of the Properties or in respect of any work or treatment carried out on the Properties; and

     (C)  all rights against sub-contractors and others;

     but excluding any claim by or right of the Vendor in respect of any of the following:

          (1)  Tax; and

          (2) insurance, save to the extent set out in clause 2.3.

     "US$" or "$" means dollars being lawful currency of the United States of
     ------------
     America.

     "VAT" means Value Added Tax and/or sales and other similar taxes.
     -----

     "VAT Records" means such records relating to the Business of the Sale
     -------------
     Companies as are required to be preserved following Completion for the purposes of applicable legislation relating to VAT.

     "Vendors' Group" means each of the Vendors and each of their Affiliates,
     ----------------
     other than the Sale Companies.

     "Vendors' Solicitors" means Richards Butler of 20th Floor, Alexandra House,
     ---------------------
     16-20 Chater Road, Central, Hong Kong.

     "Warranties" means the warranties and representations set out in Schedule
     ------------
     3.

 1.2 Construction of certain references

     In this Agreement, where the context admits:

     (A) words and phrases the definitions of which are contained or referred to in Part XXVI Companies Act 1985 shall be construed as having the meanings thereby attributed to them;

     (B) references to, or to any provision of, any treaty, directive, statute, regulation, decision, order, instrument, by-law, or any other law of, or having effect in, any jurisdiction ("Laws") shall be construed also
                                                --------
          as references to all other Laws made under the Law referred to, and to all such Laws as amended, re-enacted, consolidated or replaced or as their application is modified by other Laws from time to time, and whether before or after the date of this Agreement;

     (C) where any statement to the effect that the Vendors are not aware of a matter or circumstance, or is a statement qualified by the expression "so far as the Vendors are aware" or "to the best of the Vendors' knowledge and belief" or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry;

     (D) references to Clauses, Sub-clauses and Schedules are references to clauses and sub-clauses of and schedules to this Agreement, references to Paragraphs and Sub-Paragraphs are unless otherwise stated, references to paragraphs and sub-paragraphs of the Schedule in which the reference appears, references to Exhibits are to documents in Agreed Form, identified as such, and references to this Agreement include the Schedules and Exhibits;

     (E) references to the singular shall include the plural and vice versa and words importing the neuter or gender shall include both genders and the neuter;

     (F)  "person" includes any individual, partnership, company, body
          --------
          corporate, corporation sole or aggregate, state or agency of a state, any joint stock company, any trust, any joint venture and any unincorporated association or organisation, in each case whether or not having separate legal personality, and shall include any trade union; and

     (G)  "company" includes any body corporate.
          ---------

 1.3 Joint and several liabilities

     All warranties, representations, indemnities, undertakings, covenants, agreements and obligations given or entered into by more than one person in this Agreement are given or entered into jointly and severally as between the persons giving or entering into such warranties, representations, indemnities, undertakings, covenants, agreements and obligations, and where warranties, representations, indemnities, undertakings, covenants, agreements and obligations are given by only one Purchaser or Vendor (as the case may be) the other Purchasers or Vendors shall be jointly and severally liable with the Purchaser or Vendor in question in the case of any warranty, representation or indemnity, and shall be jointly and severally liable to procure performance by the relevant Purchaser or Vendor in each other case.

 1.4 Headings

     The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Agreement.

 1.5 Schedules

     Each of the schedules shall have effect as if set out herein.

 2. Sale of Business Assets
 ---------------------------

 2.1 Sale and purchase of Business Assets

     Subject to the exclusions in clause 2.2,

     (A) Western States shall sell with full title guarantee to Derby Cycle and Derby Cycle (with a view to carrying on the Business as a going concern in succession to Western States) shall purchase free from all Encumbrances and with effect from Completion:

          (1)  the Current Assets;

          (2)  the Properties;

          (3)  the Fixed Assets;

          (4)  the Intellectual Property Rights;

          (5)  the Goodwill;

          (6)  the Records;

          (7) the benefit of the Contracts together with any title, right or interest of Western States to or in the Leased Assets; and

          (8) all other property, assets and rights of Western States used in or for the purposes of the Business or in connection with the Business Assets or any of them in each case in relation to Western States.

     (B) Bejka shall sell with full title guarantee to Derby Sweden and Derby Sweden (with a view to carrying on the Business as a going concern in succession to Bejka) shall purchase free from all Encumbrances and with effect from Completion:

          (1)  the Current Assets;

          (2)  the Properties;

          (3)  the Fixed Assets;

          (4)  the Intellectual Property Rights;

          (5)  the Goodwill;

          (6)  the Records;

          (7) the benefit of the Contracts together with any title, right or interest of Bejka to or in the Leased Assets; and

          (8) all other property, assets and rights of Bejka used in or for the purposes of the Business or in connection with the Business Assets or any of them in each case in relation to Bejka.

     (C) International shall at Completion sell with full title guarantee and Derby Cycle shall purchase, free from all Encumbrances (except that Derby Cycle acknowledges that the "Sabotage" trade mark in Germany has not been fully registered following its assignment to International) the Intellectual Property Rights in so far as they are owned by International; and

     (D) International shall at Completion sell with full title guarantee and Derby Cycle shall purchase free from all Encumbrances the benefit (subject to the burden) of the Contracts in so far as International is a party to such Contracts and such Contracts relate to distribution carried on in the course of the Business.

 2.2 Exclusions

     (A) The sale and purchase pursuant to this Agreement shall not include the Excluded Assets.

     (B) The Vendors acknowledge and agree that the Purchasers shall not assume any liability or obligation in respect of the Business which is not expressly and specifically assumed by it under this Agreement and, without limitation, the Purchasers shall have no liability or obligation in respect of the Excluded Liabilities. Accordingly, each of the Vendors hereby agrees to indemnify the Purchasers and hold each of them harmless against all liabilities and obligations of the Vendors in respect of the Business not expressly and specifically assumed by the Purchasers under this Agreement.

 2.3 Risk and insurance

     (A) Risk in respect of the Business Assets shall pass to the Purchaser at Completion.

     (B) The Vendor shall maintain or procure to be maintained in force by the relevant member of the Vendor's Group all the insurance policies referred to in the Disclosure Letter up to the time that risk passes under clause 23. If any of the Fixed Assets or the Properties shall be lost, destroyed or damaged prior to the time that risk passes and if the Purchaser shall not in that event exercise any right it may have to rescind this Agreement the Purchaser may at its option by notice to the Vendor either:

          (1) require the consideration payable hereunder to be abated or adjusted as a result or

          (2) require that the insurance monies (if any) recoverable in respect thereof shall be paid to the Purchaser in which case the Vendor shall direct the insurance company accordingly and any such insurance monies received by the Vendor shall be held by it on trust for the Purchaser absolutely.

     (C) Stock shall be sold in the condition in which it is at Completion, which shall be reflected in the consideration payable therefor, as determined in accordance with the provisions of Schedule 4.

 2.4 Simultaneous completion

     No party shall be obliged to complete the sale and purchase of any of the Business Assets unless the sale and purchase of all of the Business Assets is completed simultaneously.

 3. Consideration
 -----------------

 3.1 Amount

     The Consideration shall consist of (1) the payment of the Closing Purchase Price, and (2) the assumption by the Purchasers of the Assumed Liabilities and the Purchasers agree and acknowledge that they exclusively shall be liable for the Assumed Liabilities following Completion and that (for all purposes hereof) the Assumed Liabilities are expressly and specifically assumed by the Purchasers.

 3.2 Closing Purchase Price

     The Closing Purchase Price shall be the cash sum payable in accordance with Sub-clause 5.3. of US$22,750,000 apportioned between the Business Assets as follows:

     (A) for the Business Assets of Western States the cash sum of US$14,500,000;

     (B)  for the Business Assets of Bejka the cash sum of US$3,000,000;

     (C)  for the Intellectual Property Rights the cash sum of US$4,750,000; and

     (D) for the Contracts transferred, assigned or novated by International the cash sum of US$500,000;

     and the Assumed Liabilities shall be apportioned as between the Business Assets to which they relate.

3.3  Indemnity

     (A) The Purchasers shall, upon receiving the Relevant Correspondence and subject to sub-clauses 3.3(B),(C) and (D) below, indemnify and keep indemnified Western States in respect of legal costs and expenses reasonably and properly incurred by Western States for the exclusive purpose of contesting any claim by or on behalf of the United States Internal Revenue Service ("IRS") to reallocate in any way the Purchase
                                    -----
          Price as set out in Clause 3.2 amongst the various assets or to deem that the same be reallocated so far as Western States is concerned for the purposes of United States Tax (a "Reallocation Claim"). For the
                                               --------------------
          avoidance of doubt this indemnity is only intended to cover the legal costs of Western States for this purpose and shall not extend to the payment of any Tax or any other payment arising as a result of any reallocation or any deemed reallocation of the Purchase Price by the IRS.

     (B) Western States shall, upon receiving from the IRS notice of, or a purported, Reallocation Claim, forthwith notify the Purchasers of such notice or purported Reallocation Claim and propose counsel ("Tax
                                                                      ----
          Counsel") to be appointed for the purpose of contesting such
          --------
          Reallocation Claim, and upon, but not prior to, receiving the approval of the appointment of Tax Counsel in writing by the Purchasers (such approval not to be unreasonably withheld or delayed and such approval shall be deemed to be given if the Tax Counsel to be appointed is the firm of Neal, Gerber & Eisnberg of Chicago, Illinois), shall appoint Tax Counsel.

     (C) Western States shall keep the Purchasers informed of all material developments in relation to negotiations with the IRS relating to any Reallocation Claim by providing written monthly reports or reports written more often if necessary to keep the Purchasers aware of timely information containing such information as the Purchaser shall reasonably require together with the Relevant Correspondence.

     (D) In the event that Tax Counsel advises Western States to enter into a settlement with the IRS in connection with a Reallocation Claim Western States shall promptly inform the Purchasers of such recommendation and the Purchasers shall only continue to be liable to Western States under Sub-clause 3.4(A) above to the extent that Western States follows the advice of Tax Counsel and that any fees or expenses incurred thereafter are reasonably and properly incurred in the finalisation of the arrangements for such settlement.

     (E)  For the purposes of this Clause 3.4 only, "Relevant Correspondence"
                                                    -------------------------
          means all correspondence between any of the IRS, Western States and Tax Counsel as the case may be and in each case in relation to a Reallocation Claim.

 4. Conditions to Completion
 ----------------------------

 4.1 Conditions

     Completion is conditional upon:

     (A) written evidence having been produced to the satisfaction of the Vendors that satisfactory financing and banking facilities are available as at the Completion Date to fund the proposed acquisition at Completion;

     (B) receipt of evidence that, if required, all filings have been made and all the waiting periods have expired or been terminated in relation to the sale and purchase of the Business Assets under this Agreement pursuant to (1) the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976 (as amended) of the United States of America and (2) the Swedish Competition Act;

     (C) receipt by the Purchasers of all consents and authorisations necessary for the purposes of the transfer of the Business Assets to the Purchasers with effect from Completion and in particular all consents and authorisations necessary for the purposes of the assignment of the Contracts pursuant to Sub-clause 2.1(D) and all consents and authorisations necessary for the purposes of the transfer of the Intellectual Property Rights pursuant to Sub-clause 2.1(C) and all consents and authorisations necessary for the purposes of the transfer or assignment of the Properties.

     (D) receipt by the Purchasers of legal opinions in or substantially in the form attached to this Agreement in Exhibit 2 from the advisers of the Vendors as to the power and authority of each Vendor to enter into, and perform their respective obligations under, this Agreement.

     (E) the fixed and floating charge held by Foothills Bank over all the assets for the time being of Western States being released and discharged in full;

     (F) the floating charge held by ForeningsSparbanken AB over all the assets for the time being of Bejka being released and discharged in full;

     (G) no winding up petitions, insolvency or liquidation proceedings being instituted against any of the Vendors which are not discharged in full before Completion and no arrangements with creditors of the type referred to in Clause 1 of the Insolvency Act 1986 or anything analogous thereto being made by any of the Vendors; and

     (H) the Amendment Agreement having been duly executed by each of the parties thereto and the Facility Agent (as defined therein) having confirmed to Derby Cycle that the Amendment Agreement is unconditional in all respects.

 4.2 Satisfaction

     The Purchasers shall use their reasonable endeavours to procure the satisfaction of the Conditions set out in Sub-clauses 4.1(A), (B), (E),
     (F), (G) and (H) and acknowledge that this may in some cases require payments to be made by the Purchasers (and in the case of any Hart-Scott-Rodino filing to be made by Western States in the United States (the "Vendors' Hart-Scott-Rodino Filing"), by Western States) and that if any such payment (apart from a payment pursuant to the Vendors' Hart-Scott-Rodino Filing) is made such payment shall be for the account of the Purchasers and they shall not thereby acquire any rights against the Vendors or any of their assets (except to the extent such assets are Business Assets and subject to Completion occurring). The Vendors shall promptly and diligently provide all reasonable assistance and information and shall otherwise provide their full co-operation to the Purchasers upon request to enable Conditions 4.1(A),(B), (E), (F), (G) and (H) to be fulfilled. The Vendors shall use all reasonable endeavours to satisfy or procure satisfaction of the Conditions set out in Sub-clauses 4.1(C) and
     (D). The Purchasers shall promptly and diligently provide all reasonable assistance and information and shall otherwise provide their full co-operation to the Vendors upon request to enable Condition 4.1(C) to be fulfilled.

 4.3 Lapse

     Unless the Conditions are not satisfied or waived within 45 days of the date of this Agreement (as the case may be) this Agreement (subject to Clause 179) shall at 11.59pm Hong Kong time on that 45th day lapse and the parties shall thereafter have no further right or cause of action against the other hereunder or in respect of such termination (save for any prior breach hereof).

 5. Completion
 --------------

 5.1 Date and place of Completion

     Completion shall take place on the seventh Business Day following satisfaction (or waiver) of the Conditions unless such satisfaction (or waiver) shall be notified to the Vendors within seven Business Days before the date falling 45 days after the date of this Agreement in which case Completion shall take place on the date falling 45 days after the date of this Agreement, and in any event (subject to Sub-clauses 5.4(A) or 17.2) Completion shall take place no later than the date falling 45 days after the date of this Agreement at the offices of the Purchasers' Solicitors in Hong Kong.

 5.2 Vendors' obligations

     On Completion:

     (A) The Sale Companies shall deliver or cause to be delivered to the Purchaser, in each case where applicable:

          (1)  the Current Assets and all documents of title relating thereto;

          (2) subject to the necessary consents having been delivered to the Purchaser pursuant to Sub-clause 4.1(C) or to the provisions of Clause 5.4 duly executed assignments or transfers of the Properties (and in the case of the Properties of Western States, assignments in or substantially in the form of assignment attached hereto at Exhibit 4 Part 3) and the immovable Fixed Assets situated thereon in Agreed Form together with all title deeds and documents relating thereto in accordance with the schedules of title deeds in Agreed Form (including, without limit, all consents to the assignment/transfer thereof in favour of the Purchaser);

          (3) the movable Fixed Assets, the Leased Assets and all documents of title relating thereto;

          (4) subject to the necessary consents having been delivered to the Purchaser pursuant to Sub-clause 4.1(C), or to the provisions of Clause 5.4, assignments from each of the Sale Companies of the Intellectual Property Rights owned by those Companies in the appropriate Agreed Form;

          (5) subject to the necessary consents having been delivered to the Purchaser pursuant to Sub-clause 4.1(C), or to the provisions of Clause 5.4, assignments of the Contracts and the Third Party Rights, each in such form as the Purchaser shall reasonably require;

          (6)  the Records;

          (7) in relation to the assets of Western States and Bejka a deed or deeds, each in a form approved by the Purchaser (such approval not to be unreasonably withheld), duly executed by the relevant chargees, unconditionally releasing the Business Assets from the security of all relevant chargees (including those charges details of which are set out in the Disclosure Letter).

     (B) the Vendors shall deliver to Derby Cycle on behalf of both of the Purchasers the Tax Deed duly executed by the Vendors;

     (C) International shall deliver or procure to be delivered to Derby Cycle the assignments of the Intellectual Property Rights which are owned by International in the appropriate Agreed Form;

     (D) Subject to the necessary consents and authorisations having been delivered to the Purchasers pursuant to Sub-clause 4.1(C) or to the provisions of Sub-clause 5.4, the Vendors shall deliver or procure to be delivered to the relevant Purchaser the assignments/novations of the Contracts in the Agreed Form in accordance with Clause 6.1;

     (E) The Vendors shall use all reasonable endeavours to take all necessary steps to record the name of the relevant Purchaser as the registered proprietor of any trade name, business name or Internet name which contains any trade mark within the Intellectual Property Rights which is the subject of a registration in any territory.

     (F) The Vendors shall deliver to Derby Cycle on behalf of all the Purchasers a list of Outstanding Purchase Orders.

     (G) Western States shall deliver to Derby Cycle an Affidavit of Non-Foreign Status in the Agreed Form.

 5.3 Purchasers' obligations

     (A) On Completion the Purchasers shall pay the Closing Purchase Price specified in Clause 3.2 to be paid by telegraphic transfer to the Vendors' Solicitors (or such other person as the Vendors may in writing direct no later than three Business Days prior to the date of Completion) for value on the Completion Date, receipt of which shall be deemed to be an absolute discharge for all purposes of the Purchasers' obligations under this Sub-clause 5.3;

     (B) Following Completion the Purchasers shall pay or discharge the Assumed Liabilities (including any liabilities represented by Outstanding Purchase Orders) as they fall due;

     (C) The Purchasers shall at their own expense procure that there is in effect from and after Completion for a period of 10 years from Completion, an insurance policy with Derby's insurer covering the Purchasers, the Vendors, the Sale Companies and Western States Import Co., Inc. 401k Savings Plan, Diamondback Holding B.V., Diamondback International N.V., Hannan Investments of Hong Kong, Via Pescador Development Company (as respects ownership of Building in Camarillo) and AST Multisport, Inc. against all losses, costs, claims and expenses (except for those exclusions customarily made in this type of insurance) incurred but not reported and related to allegations of Product Liability (as defined in paragraph 4.6(A) of Part 1 of
          Schedule 3, in relation to the Business or any assets sold in the course of the Business and covering all periods since 1st November 1985. The Purchasers shall procure that the interests of the Vendors and the Sale Companies are noted on the policy of insurance and shall on demand deliver a copy of it to the Vendors and shall use their best endeavours to do nothing (or omit nothing) the doing (or omission) of which might allow the insurance company to avoid or otherwise restrict its liabilities thereunder. This obligation is in addition to and without prejudice to the obligation of the Purchasers hereunder to indemnify the Vendors and assume fully the Assumed Liabilities.

     (D) The Purchasers shall, on Completion and upon delivery to them by John Barker of a Waiver of Future Claims letter in the Agreed Form and by Burton Schatz of a General Release of Corporation (Civil Code Section
          1542) and a Waiver of Future claims letter in the Agreed Form, pay to:

          (1) John Barker the amount of US$234,000 (which amount is equal to one year's salary) plus a payment of US$1,300 per month for a period of twelve months following Completion (or equivalent, as agreed between the Purchasers and John Barker prior to Completion); and

          (2) Burton Schatz the amount of US$163,200 (which amount is equal to one year's salary) plus a payment of US$736 per month for a period of twelve months following Completion (or equivalent, as agreed between the Purchasers and Burton Schatz prior to Completion)

          and the Purchasers shall procure that each of John Barker and Burton Schatz and each of their wives is covered for a period of one year from Completion by medical insurance equivalent to that made available to the employees of Derby Cycle and the payments referred to in this sub-clause 5.3(E) shall in each case be by way of severance and the contracts of employment of each of

          John Barker and Burton Schatz with Western States shall be terminated for all purposes as from the date of Completion.


 5.4 Failure to complete

     If in any respect the preceding provisions of this Clause are not complied with on the date for Completion set by Sub-clause (A) the party not in default may:

     (A) defer Completion to a date not more than 14 days after the date set by Sub-clause 5.1 (and so that the provisions of this Sub-clause 5.4, apart from this Item (A), shall apply to Completion as so deferred); or

     (B) proceed to Completion so far as practicable (without prejudice to its rights hereunder); or

     (C)  rescind this Agreement.

 5.5 Action deemed to be simultaneous

     All actions to be taken at Completion shall be deemed to have occurred simultaneously and every such action shall be conditional upon:

     (A)  the occurrence at Completion of every other such action; and

     (B) the prior occurrence of every action to be taken or event to have occurred hereunder before Completion.

 5.6 Post Completion obligations

     (A) All monies or other items belonging to the Purchasers which are received by any of the Vendors on or after Completion in connection with the Business or any of the Business Assets shall immediately be paid or passed by the Vendors to the Purchaser.

     (B) The Purchaser shall after Completion, on demand, indemnify the Vendors in respect of:

          (1)  the Assumed Liabilities; and

          (2) all costs, claims, expenses or liabilities reasonably and properly incurred by the Vendors in consequence of any failure or delay of the Purchaser to comply with Sub-clause 5.6(B)(1)

          provided that if there are any amounts due and outstanding from the Vendors to the Purchasers under Clause 5.6(A) then the Purchasers shall be entitled to set such amounts against any amounts due and outstanding from the Purchasers to the Vendors under this Clause 5.6(B) and to treat all such amounts (except to the extent the amounts owed by the Purchasers exceed those owed by the Vendors, in each case under this Clause 5.6) as paid and discharged pro tanto.

     (C) The Vendor shall promptly pass to the Purchaser all correspondence, telephone enquiries and other communications ("Communications") which
                                                        ----------------
          the Vendor receives after Completion which in any way relate to the Business or the Business Assets (excepting anything relating to the Excluded Assets) and the Purchaser shall promptly pass to the Vendor all Communications which the Purchaser receives after Completion relating to the Excluded Assets.

     (D) Provided the Purchasers have received notice and have consented (such consent not to be unreasonably withheld or delayed), the Purchasers shall at all reasonable times and only during business hours give the Vendors and their representatives full access to the books and records of the Business and the Business Assets and Assumed Liabilities (and allow the Vendors at the cost of the Vendors to take copies thereof) and to the staff and employees involved in the Business for the purposes of the preparation of tax and all other statutory and administrative returns and filings to the extent requested by the Vendors.

 6. Treatment of Contracts
 -------------------------

 6.1 Assignment

     The Vendors shall:

     (A) on or with effect from the Completion Date assign to Derby Cycle (in the case of the Contracts of Western States) and Derby Sweden (in the case of the Contracts of Bejka), or procure the assignment to such Purchaser of, all the Contracts by assignments in the forms set out at
          Exhibit 3 save, without prejudice to any rights the Purchasers may have under Sub-clause 5.4, those which are incapable of assignment without the consent of the other parties thereto and in respect of which such consent has not been obtained; and

     (B) in the case of those of the Contracts, if any, not assigned pursuant to Sub-clause 6.1(A), and provided the Purchasers agree to proceed to Completion pursuant to Sub-clause 5.4(B), as soon as practicable following Completion, if the Purchasers shall so request, use all reasonable endeavours to obtain all necessary consents for the assignment of the same and upon receiving such consents then assign the same to the Purchasers or arrange the novation thereof.

 6.2 Performance: Vendors' obligations

     Unless and until such consents are obtained or novation is effected pursuant to Sub-clause 6.1 the Vendors shall following Completion in relation to the Contracts in question:

     (A) subject to Sub-clause 6.2(C), sub-contract the obligations of the relevant Vendor thereunder to the Purchasers, or procure that the same is sub-contracted to the Purchasers, on the same terms (mutatis mutandis) and for the same remuneration as apply to the Contracts in question; or

     (B) (where the relevant Vendor thereunder is contractually prevented from so contracting) the Purchasers shall act as the Vendors' agent in connection therewith; or

     (C) (if and to the extent that the relevant Vendor is contractually prevented from sub-contracting and it is not permissible in respect of such Contract pursuant to Sub-clause 6.2(B) for the Purchasers to act as the Vendors' agents in connection therewith) the Vendors shall continue to perform their obligations and liabilities arising under the Contracts;

     (D) without prejudice to the generality of the foregoing the Purchasers shall (save as set out in paragraph (C) above) perform the obligations and liabilities of the relevant Vendors arising under the Contracts in question so far as any obligation or liability arises or falls to be performed on or after the Completion Date (other than by reason of any breach of any Contracts occurring before Completion) and the Purchasers shall indemnify and keep indemnified the relevant Vendors in respect of any costs, claims, demands, expenses or liabilities of any kind reasonably and properly incurred by such Vendors as a result, directly or indirectly, of complying with the provisions of (C) above in respect of the Contracts (other than by reason of any breach of such Contracts (except for any breach or alleged breach arising out of Product Liability claims which are covered by insurance) occurring before Completion) to the extent that such costs, claims, demands, expenses or liabilities are incurred in relation to an obligation or liability thereunder which arises or falls to be performed on or after the Completion Date, and the full benefit of all contractual rights, benefits, claims under the Contracts whether arising before or after Completion shall from Completion vest in and be held in trust by the relevant Vendors for the Purchasers absolutely and the Purchasers shall, on demand, indemnify and keep indemnified the Vendors in respect of any costs, claims, demands, expenses or liabilities of any kind reasonably and properly incurred by the Vendors, as a result, directly or indirectly, of the failure by the Purchasers following Completion to comply with any of the terms of the Contracts or with the terms of any replacement of the Contracts;

     (E) give all reasonable assistance to the Purchasers to enable them to enforce the rights of the relevant Vendors under the Contracts and shall (subject to being fully and effectively indemnified by the Purchasers in respect of the same including all legal and other professional costs and expenses reasonably incurred by or on behalf of the Vendors in taking any steps in or with a view to commencing proceedings to enforce any Contracts provided that the Vendors in so incurring such costs and expenses act in accordance with all requests of the Purchasers) at all times and with regard to the Contracts act in accordance with the Purchasers' reasonable instructions from time to time (without incurring expense save in relation to reasonable labour costs of the Vendors' employees) and for this purpose the Vendors shall be entitled to rely on the instructions of any one or more of the Purchasers as being on behalf of all of the Purchasers; and

     (F) not take any action in respect of the Contracts without the prior written approval of the Purchasers (such consent not to be unreasonably withheld or delayed).

 6.3 Vendors holding on trust

     The relevant Vendors shall from Completion hold any monies, goods or other benefits or notifications received under the Contracts after Completion (except to the extent that they do not fall within "Book Debts") as agent of and trustee for the Purchasers and shall forthwith upon receipt of the same account for and pay or deliver to the Purchasers without any deduction or withholding whatsoever all such monies, goods and other benefits or notifications.

 6.4 Vendors' Undertaking

     The Vendors shall, on demand, indemnify and keep indemnified the Purchasers in respect of any costs, claims, demands, expenses or liabilities of any kind reasonably and properly incurred by the Purchasers as a result, directly or indirectly, of the failure by the Vendors prior to Completion to comply with any of the terms of the Contracts.

 6.5 Purchasers' Undertaking

     To the extent that any of the Purchasers receive payment in respect of book debts of any of the Vendors not transferred pursuant to this Agreement or any documents or notifications relating to the Excluded Liabilities then such Purchaser shall forthwith upon receipt of the same account for and pay or deliver to the relevant Vendors without any deduction or withholding whatsoever the amount of such payment except to the extent that any amounts shall be due and outstanding from the Vendors under Clause 6.4 in which case the Purchasers shall be entitled to set such amounts against any amounts due and outstanding from the Purchasers to the Vendors under this Clause 6.5 and to treat all such amounts (except to the extent the amounts owed by the Purchasers under Clause 6.5 exceed those owed by the Vendors under Clause 6.4) as paid and discharged pro tanto and shall deliver to the relevant Vendor such documents or notifications.

7. Management of the Business prior to Completion
--------------------------------------------------

7.1 The Sale Companies shall during the period from the date hereof to Completion procure that (save with the prior written consent of the Purchasers):

     (A) the Business will continue to be carried on in the ordinary and usual course of trading so as to maintain the same as a going concern and in relation to the Business or the Business Assets none of the Sale Companies shall enter into any transaction other than on arms' length terms or;

     (B) neither of the Sale Companies shall declare or pay any dividend or make any distribution or deemed distribution to its shareholders;

     (C) neither of the Sale Companies shall purchase or agree to purchase any shares or securities from any of its shareholders or any other person;

     (D) neither of the Sale Companies acquires or disposes of or agrees to acquire or dispose of any material assets or incurs in relation to the Business or the Business Assets any material liabilities or capital commitments otherwise than in the ordinary course of trading and for this purpose a material asset, liability or commitment shall be deemed to be one having a value or being in an amount of US$50,000 or more for either one of the Sale Companies;

     (E) neither of the Sale Companies disposes of, agrees to dispose of, grants a lease over, or agrees to grant a lease over, or otherwise permits any Encumbrance to subsist over any of the Business Assets or, additionally in respect of the Intellectual Property Rights and unless it cannot lawfully prevent it from happening, allows any such right to lapse, be cancelled, any application to be withdrawn or fails to renew any registration falling due;

     (F) neither of the Sale Companies takes any loans, incurs any borrowings or other form of indebtedness, funding or financial facility or assistance (or agrees to do so) (whether debt or otherwise) without the prior consent of the Purchasers, except in the case of short-term debt for purchase of inventory and financing of accounts receivable which is in the nature of working capital and in the ordinary course of business or, with respect to Western States, for the purposes of building out the warehouse facility at Camarillo, California;

     (G) neither of the Sale Companies enters into or agrees to enter into (whether or not in the ordinary course of trading) any contract of more than three months' duration involving a commitment of more than US$50,000 and in relation to any such contract which is proposed to be entered into and which is considered by the Purchasers to be in the ordinary course of business, the Purchasers' written consent shall not be unreasonably withheld and if the Purchaser does not respond within 2 Business Days of written notice being received then the Purchaser's consent shall be deemed to be given;

     (H) neither of the Sale Companies shall enter into or agree to enter into any joint venture, partnership or agreement or arrangement for the sharing of any profits or assets in relation to the Business or any of the Business Assets (except where commissions are in the ordinary course of business paid to sales agents of any of the Sale Companies);

     (I) neither of the Sale Companies cancels or causes a breach of or varies any manufacturing agreement (or agrees to do so) in connection with the Business or any Distribution Agreement;

     (J) neither of the Sale Companies shall appoint any new director, officer or senior employee or consultant or enter into any new employment agreement or any death, retirement, profit sharing, bonus, share option, share incentive or other scheme for the benefit of any of the Employees with any person or persons or materially alter the terms of employment or engagement (or agree to do so) of any senior employee or consultant;

     (K) neither of the Sale Companies shall make or permit any change to be made to the accounting methods of the Sale Companies used in connection with the Business including (but without limitation) pricing or inventory valuations;

     (L) neither of the Sale Companies shall repay any intercompany indebtedness owed to the Vendors and/or their Affiliates (other than the other Sale Companies) unless such payment shall be made upon delivery to such Sale Company (as shall be making the payment) of the goods comprised in any Outstanding Purchase Order notified by the Vendors to the Purchaser on the date of this Agreement;

     (M) neither of the Sale Companies commences, compromises or discontinues (or agrees to do so) any legal or arbitration proceedings relating to the Business or the Business Assets (other than routine debt collection);

     (N) neither of the Sale Companies makes or permits any amendment, variation, deletion, addition, renewal or extension to or of, or terminates or gives any notice or intimation of termination of any of the Contracts or breaches, repudiates, or fails to comply in any material respect with the terms of any of the Contracts; or

     (O) neither of the Sale Companies shall take any other action which by reference only to the facts actually known by the Vendors at the time of such action is likely to result in a material adverse change in the Business and does so within the relevant time limit set by paragraph 4 of Schedule 8.

7.2 Provided the Vendors have received prior notice and given their consent (such consent not to be unreasonably withheld or delayed), each of the Sale Companies during the period from the date hereof to Completion shall permit representatives of the Purchasers during normal office hours to:-

     (A) consult with the management, executives and auditors of each of the Sale Companies about the conduct of the Business during the financial year ended 31 October 1997 and the period from 1 November 1997 to the date hereof;

     (B) have access to the Properties, the Employees and the Records of each of the Sale Companies for the purpose of discussing any aspects of the Business and to take copies of and extracts from the Records at its own expense; and

     (C) review the business performance and forecasts of each of the Sale Companies for the year ending 31 December 1998.

7.3 Notwithstanding the provisions of Sub-clause 7.2 the sole responsibility for the management, control and operation of the Business until the Completion Date shall remain with the Vendors and each of the Sale Companies subject only to the provisions of this Agreement.

8. Provisions relating to Tax and VAT
--------------------------------------

8.1 Each of the Vendors and the Purchasers undertake to co-operate and provide the others of them with all such information and assistance as is reasonably necessary to enable the other party to respond to any enquiry in connection with Tax raised by any tax authority or other governmental authority in respect of either the Business or any of the Business Assets. Each party will bear its own costs of providing all such information and assistance.

8.2 Each of the Vendors and the Purchasers undertake to co-operate and provide the others of them with all such information and assistance as is reasonably necessary to enable the other party to make any return to the relevant tax authority or other governmental authority which is due after Completion and which relates, either in whole or in part, to a period before Completion. Each party will bear its own costs of providing all such information and assistance.

8.3 The Vendors and the Purchasers will co-operate to obtain any tax clearances and to comply with any bulk sale notification procedures or similar procedures which are required by any relevant tax authority, governmental authority, state, county or municipality. The Vendors agree to provide the Purchasers, at the Vendors' own cost and expense, with all such information and assistance as the Purchasers reasonably require to obtain any such tax clearance or to comply with any such notification procedures. The Purchasers may deduct and withhold from the Closing Purchase Price any amount that they are required by law to pay to any relevant tax authority, governmental authority, state, county or municipality to enable them to obtain any necessary tax clearance or to comply with any necessary notification procedure.

8.4 The Vendors agree that they will co-operate with the Purchasers and will, at the Vendors' own cost and expense, provide the Purchasers with all such information and assistance as the Purchasers may reasonably require in respect of the transfer of any unemployment tax experience ratings or fund balances.

8.5  Transfer as a going concern

     The Vendors and the Purchasers intend that, and shall use all reasonable endeavours to secure that, in so far as is applicable to the transfer of the Business of any one or more of the Sale Companies, the sale and transfer of the Business Assets of the Sale Companies shall be treated as neither a supply of goods nor a supply of services for the purpose of VAT.

9. Provision of Information
----------------------------

 9.1 Confidentiality

     The Purchasers hereby acknowledge and undertake that:

     (A) any information they have received or will receive regarding the purchase of Sale Companies will be received by the Purchasers under a duty of confidentiality to the Vendors and for the exclusive purpose of the present transaction;

     (B) the Purchasers will hold such information in confidence and will not disclose or make, or permit to be made, available to any other person any of such information and will not use any of such information for any purpose other than that stated in Sub-clause 9.1 (A) above;

     (C) the Purchasers may make copies of such information solely for their internal use for such purpose and may make such information available to those of their directors, shareholders, senior employees, professional advisers and lenders who are directly concerned in this transaction;

     (D) the Purchasers will ensure that such directors, shareholders, employees, advisers and lenders are fully aware of the obligations of the Purchasers under this section and will use their best efforts to ensure that such persons act in accordance with the Purchasers' obligations;

     (E) any other use of such information must have the prior written approval of the Vendors; and

     (F) the Purchasers shall only be released from their obligations in this Sub-clause 9.1 upon Completion taking place and (without prejudice to the generality of the foregoing) execution of this Agreement is without prejudice to any claims the Vendors have or have alleged against the Purchasers and their Affiliates in connection with breach of confidence and interference with business (which claims the Purchasers have not admitted).

 9.2 No Completion

     If this Agreement does not for any reason proceed to Completion:

     (A) the Purchasers will forthwith upon request return all such information to the Vendors and destroy all copies thereof, whether or not in the possession of the Purchasers, and certify to the Vendors that all such copies have been destroyed; and

     (B) the Purchasers will not use, or permit the use of, any such information for any commercial purpose whatsoever without the prior written consent of the Vendors.

 9.3 No disclosure

     Except as specifically provided below or with the prior written consent of the Purchasers, neither the Vendors nor any person controlled by the Vendors nor any of the directors, officers, employees or agents of either of them, shall disclose to any person or use for its or his own account or business at any time before or after Completion any confidential information, observations, data, written materials, records or documents (including any offer letters, proposals or projections) which the Purchasers may disclose or deliver to the Vendors in the course of the negotiations for this Agreement or the actions taken pursuant to this Agreement.

 9.4 Public knowledge

     The obligations of confidentiality of the parties hereto shall not apply in the event and to the extent that such information, observations, data, written materials, records or documents (or such offer letters, proposals or projections) become generally known to or available for use by third parties, other than by an act or omission of either party hereto or their respective representatives in violation of mutual undertakings herein contained.

10. Exclusivity
----------------

10. In consideration of the Purchasers entering into this Agreement the Vendors hereby represent, undertake and agree that:

     (A)  they will not:

          (1) solicit any alternative offer for the Sale Companies or the Business Assets (save in the ordinary course of business); or

          (2) enter into discussions or negotiations with, or provide any information concerning the Sale Companies or the Business Assets to any third party in contemplation of any alternative offer;

     (B) subject to such obligations of secrecy as may be imposed on them by any relevant party, they will notify the Purchasers forthwith of the terms of any alternative offers received from a third party for the purchase of the Sale Companies or the Business Assets (save for offers received in the ordinary course of business) or any of them.

 10.2 Obligations Cease

      The obligations contained in this Clause 10 shall cease to apply upon:

      (A)  the Completion Date; or

      (B) the prior termination or lapse of this Agreement between the Purchasers and the Vendors,

      without prejudice to any antecedent breaches of the terms of this Agreement.

 10.3 Definitions

      In this Clause 10:

      "third party" means any person other than the Purchasers; and
      -------------

      "alternative offer" means any offer by any third party for any part of the
      -------------------
      issued share capital of the Sale Companies or for any of the Business Assets.

11. Restrictions of Vendors' Group
-----------------------------------

11.1 Restricted Business

     In this Clause 11, "Restricted Business" means the business of designing, manufacturing, marketing and/or distributing bicycles or bicycle spares and accessories or fitness equipment which directly or indirectly competes with the Business as carried on at the date of this Agreement.

11.2 Undertakings

     The Vendors undertake with the Purchasers that they will not and that none of their Affiliates will for the period of three years after Completion, either on their own account or in conjunction with or on behalf of any person, firm or company, carry on, or be engaged, concerned or interested in carrying on, directly or indirectly, the Restricted Business (other than as a holder of less than 5 per cent. of any class of shares or debentures listed on any stock exchange anywhere in the world).

11.3 Exceptions

     The restrictions set out in Sub-clause 11.2 shall not apply to (1) the ownership by either of the Vendors or their Affiliates of minority shareholding interests in Shenzhen China Bicycle Company (Holdings) Limited or the manufacture and/or sale by that company of bicycles and bicycle spares and equipment within The People's Republic of China but without any use of the Intellectual Property Rights, (2) ownership of any shareholding interest in The Apollo bicycle distribution business in Australia, (3) the sales by Shenzhen China Bicycle Company (Holdings) Limited of Private Label Products to retailers who are not Independent Bicycle Dealers provided that no use is made of the "Diamondback" trade mark or trade name in connection with any product sold or to the knowledge of the relevant Vendor or its Affiliate destined to be sold outside The People's Republic of China and
     (4) the activities of Diamondback France and Diamondback Deutschland to the extent they are permitted by the distribution agreements granted to those companies by the Purchasers.

11.4 Vendors to procure compliance

     The Vendors undertake to take all such steps as shall from time to time be necessary or as may be reasonably required by the Purchasers to ensure that no breach of Sub-clause 11.2 arises as a result of any action by any of the Vendors' Affiliates, or any employee or agent of the Vendors or any such Affiliate (for so long only as the relevant person remains such an employee or agent).

11.5 Reasonableness

     The Vendors agree that the restrictions and undertakings contained in Sub-clause 11.2 are reasonable and necessary for the protection of the Purchasers' legitimate interests in the goodwill of the Business, but if any such restriction or undertaking shall be found to be void or voidable but would be valid and enforceable if some part or parts of the restriction or undertaking were deleted, such restriction or undertaking shall apply with such modification as may be necessary to make it valid and enforceable.

11.6 Void or unenforceable restrictions

     Without prejudice to Sub-clause 11.5, if any restriction or undertaking is found by any court or other competent authority to be void or unenforceable the parties shall negotiate in good faith to replace such void or unenforceable restriction or undertaking with a valid provision which, as far as possible, has the same legal and commercial effect as that which it replaces.

12. Warranties
---------------

12.1 General

     (A) The Vendors hereby warrant and represent to and for the benefit of the Purchasers in the terms of the Warranties and acknowledge and accept that the Purchasers are entering into this Agreement in reliance upon each of the Warranties each of which is given on the basis that, unless otherwise disclosed, it will remain true and accurate up to and including Completion.

     (B) Schedule 3 Part 1 contains Warranties in relation to the Business Assets sold and purchased pursuant to this Agreement, the Sale Companies and the Vendors and Schedule 3 Part 2 contains Warranties in relation to Swedish and US jurisdictions.

     (C) Where the Warranties make reference to matters of English law such Warranties shall be deemed to be referring to the nearest equivalent provision or provisions of the law to which each Sale Company and Vendor, as the case may be, is subject in the jurisdiction in which they are resident.

12.2 Purchasers' knowledge

     The Warranties are given subject to matters fairly disclosed in this Agreement or in the Disclosure Letter, but no other information relating to the Sale Companies or their Affiliates of which the Purchasers have knowledge (actual or constructive) shall prejudice any claim made by the Purchasers under the Warranties or operate to reduce any amount recoverable. The provisions of s.6(2) of the Law of Property

     (Miscellaneous Provisions) Act 1994 are hereby excluded.

12.3 Warranties to be independent

     Each of the Warranties shall be separate and independent and, save as expressly provided, shall not be limited by reference to any other Warranty or anything in this Agreement.

12.4 No acts or omissions contrary to Warranties

     The Vendors shall procure that (save only as may be necessary to give effect to this Agreement) neither the Vendors nor any member of the Vendors' Group shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties in any material respect if they were given at any and all times from the date hereof down to Completion or which would make any of the Warranties inaccurate or misleading in any material respect if they were so given.

12.5 Further disclosure by Vendors

     The Vendors shall forthwith disclose in writing to the Purchasers any matter or thing which may arise or become known to the Vendors after the date hereof and before Completion which is inconsistent in any material respect with any of the Warranties or which can reasonably be expected to make any of them inaccurate or misleading in any material respect if they were given at any and all times from the date hereof down to Completion or which is a breach of Sub-clause 12.4 or Clause 7.

12.6 Rescission

     (A) In the event of it becoming apparent on or before Completion that the Vendors are in material breach of any of the Warranties or any other term of this Agreement or any act, omission, matter or thing has occurred which would be a material breach of the Warranties if they were given on the basis set out in Sub-clause 12.4, the Purchasers may at their option either:

          (1)  rescind this Agreement by notice in writing to the Vendors; or

          (2) proceed to Completion but without prejudice to its right to claim for breach of this Agreement or such Warranties,

     (B) In the event of it becoming apparent on or before Completion that the Vendors are in breach (other than a material breach) of any of the Warranties or any other term of this Agreement or any act, omission, matter or thing has occurred which would be a breach (other than a material breach) of the Warranties if they were given on the basis set out in Sub-clause 12.4, subject to paragraph 3.2(A) of Schedule 8 the Purchasers may include the amount of any claim (including all reasonable costs expenses, damages, and liabilities which may be incurred by reason of any such claim) resulting from such breach in the calculation of the aggregate liability of the Vendors for the purposes of paragraph 3.2(B) of
          Schedule 8.

     (C) For the purposes of this Clause 12.6 (but not of any other Clause of this Agreement) a material breach shall be a breach which, (including all costs, expenses and liabilities which may be reasonably and properly incurred by reason of any such claim), results in or could reasonably be expected to result in loss to the Purchasers of $500,000 or more.

12.7 Waiver of claims

     The Vendors undertake to and for the benefit of the Purchasers that they will not make or pursue any claim or action howsoever arising against any of the Employees in respect of any loss or liability the Vendors may incur pursuant to this Agreement (or any other document referred to herein) or otherwise in connection with the sale of the Business Assets to the Purchasers or the preparation of the Disclosure Letter provided that the Vendors shall not be precluded from bringing any such claim against an Employee insofar as the Employee is not entitled to any right of indemnity or other right of recovery from or against either of the Sale Companies in relation to any such claim.

13. Indemnity
--------------

13.1 Vendor's undertaking

     Save as otherwise herein expressly provided the Vendors undertake to the Purchaser that in relation to the Business Assets they will pay, satisfy, discharge and fulfil all costs, claims, expenses, liabilities, obligations and undertakings whatsoever relating to the Business arising in respect of or by reference to any period up to Completion and shall indemnify and hold harmless the Purchaser in respect of the same and from and against all costs, claims, liabilities and reasonable expenses which the Purchaser may reasonably suffer or incur in consequence of any failure or delay by the Vendors to comply with this clause 131.

13.2 The Vendors undertake fully and effectively to indemnify and to keep so indemnified the Purchasers against or in respect of any costs, claims, demands, expenses, taxes and liabilities of any kind incurred by either of the Sale Companies, whether arising before or after Completion, in relation, directly or indirectly, to, or which would not otherwise have been incurred but for:

     (A) the discontinued operations of Western States concerning a facility for producing cycle helmets in Montreal, Canada;

     (B) the contingent liabilities of Bejka in respect of claims by third parties in relation to underlying purchases by Bejka from Shenzhen China Bicycle Company (Holdings) Limited.

14. Change of name
-------------------

14.1 Vendors' Obligations

     The Vendors (apart from Bejka) shall each procure that at Completion (or within three Business Days thereafter) they and Diamondback France, Diamondback Europe and Diamondback Deutschland shall pass a resolution changing their respective names to a name which does not include the name "Diamond" or "Diamondback" or any colourable imitation thereof in English or any other language or any name which includes a word or words the same as or similar to any trade mark within the Intellectual Property Rights, in English or any other language.

14.2 Restriction

     The Vendors agree that they will not, and will procure that none of their Affiliates will, use the name and or trade marks "Diamond" or "Diamondback" or any colourable imitation thereof in English or any other language or any name which includes a word or words the same as or similar to any trade mark within the Intellectual Property Rights, in English or any other language as part of their corporate or business or trading name anywhere in the world (except in The People's Republic of China) or (save for the "Diamondback" trade mark as registered in The People's Republic of China) as a trade mark or product name provided that the "Diamondback" trade mark may only be used on goods sold in and not for export from The People's Republic of China.

14.3 Exception

     The restrictions in Clause 14.2 shall not apply to the use of the "Diamondback" trade mark by Diamondback France or Diamondback Deutschland to the extent only that the same is permitted by the distribution agreements granted to those companies by the Purchasers.

15. Public Announcements
-------------------------

15.1 Prior to Completion

     None of the parties hereto shall make any public announcement relating to the transactions contemplated by this Agreement in any circumstances prior to Completion without the prior consent of the other parties which consent shall not be unreasonably withheld.

15.2 Following Completion

     The text of any public announcement which any party proposes to make with respect to the transactions contemplated by this Agreement following Completion shall be submitted to the other parties five (5) Business Days before the date on which the announcement is to be made, and the parties shall consult prior to the time of such public announcement to settle the final agreed text of such announcement. The foregoing shall not apply to any announcement that may be required by law and the party required to make such announcement shall give the other parties notice thereof at least twenty-four (24) hours prior to such announcement.

15.3 Announcements to Employees

     In relation to any announcement to employees of the Sale Companies of the transactions contemplated by this Agreement, the parties hereto shall consult and shall agree the text of such announcement on the date of this Agreement.

16. Employees of the Business
------------------------------

16.1 Contracts of employment

     The Purchasers acknowledge and agree that the respective written contracts of employment of the Employees shall have effect from and after Completion as if originally made between each of the Employees and the relevant Purchaser and that to the extent that any of the Employees have not entered into written employment contracts, the Purchasers acknowledge and agree that the employment of such Employees shall continue with the relevant Purchaser after Completion on terms no less favourable than those on which equivalent employees of the relevant Purchaser are employed by such Purchaser and in the case of those Employees who have entered into written contracts of employment the relevant Purchaser shall procure at its expense that the relevant Employee is offered a new contract of employment on terms which release, or effectively release the Vendor from all liability (accrued or not) in respect of that Employee.

16.2 Informing Employees

     As soon as practicable after satisfaction of the Conditions at Clause 4.1(H) of this Agreement the Vendors shall send to each Employee a letter in Agreed Form outlining the consequences of the transfer.

16.3 Vendor indemnity

     The Vendors shall indemnify the Purchasers and hold the Purchasers harmless against all and any costs (including reasonably and properly incurred legal costs on a full indemnity basis), expenses, liabilities, damages and losses reasonably and properly incurred and arising out of any claim, action or proceeding which:

     (A) is made or brought by an Employee and relates to facts or events occurring prior to Completion in relation to or arising out of his or her employment; or

     (B) is made or brought by any person who is not an Employee but who was, or is alleged to have been, employed in the Business at any time prior to Completion and relates to facts or events occurring at any time before Completion, in relation to or arising out of his or her employment or alleged employment (including without limitation, any dismissal or alleged dismissal of any such person by the Purchaser).

16.4 Purchaser indemnity

     The Purchasers shall indemnify the Vendors and hold the Vendors harmless against all and any costs (including reasonably and properly incurred legal costs on a full indemnity basis), expenses, liabilities, damages and losses reasonably and properly incurred and arising out of any claim, action or proceeding which is made or brought by an Employee and relates to facts or events occurring after Completion in relation to or arising out of his or her employment.

16.5 Employment records

     As soon as practicable after Completion, the Vendors shall deliver to the Purchasers originals of all payroll and social security records and of any other documents or records (including, without limitation, personnel records and files) which are relevant to the Employees provided that the Vendors shall be entitled to retain a copy of any such record or document where the original is delivered to the Purchasers.

17. Provisions relating to this Agreement
------------------------------------------

17.1 This Agreement shall be binding upon and enure for the benefit of the successors of the parties but shall not be assignable, except in the following circumstances:

     (A) the Purchasers may assign the benefit of the Warranties to any transferee of the Business Assets provided such transferee is one of the Purchasers' Affiliates which as a condition precedent to such assignment agrees with the Vendors that such assignment shall ipso facto lapse on the transferee ceasing to be one of the Purchasers' Affiliates; and

     (B) the benefit of the Agreement and any assignments or novations made to or in connection with the Agreement shall be assignable to Chase Manhattan International Limited as Security Agent for itself, the Purchasers' Banks and Chase Manhattan International Limited as the Facility Agent under the Facility Agreement.

17.2 Whole agreement and variations

     (A) This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to its subject matter and supersedes and extinguishes any prior drafts, agreements (and in particular the Letter of Intent dated 18 July 1998 and entered into among the Vendors and Derby Cycle), representations, warranties and undertakings, whether in writing or oral, relating to such subject matter, except to the extent that the same are repeated in this Agreement and the Purchasers acknowledge and agree that except in the case of fraud they shall have no remedy for any misrepresentation not contained in this Agreement or for breach of any warranty not contained in this Agreement and the Purchasers waive any and all rights in respect thereof.

     (B) No variation of this Agreement shall be effective unless made in writing and signed by each of the parties.

17.3 Agreement survives completion

     The Warranties and all other provisions of this Agreement, in so far as the same shall not have been performed at Completion, shall remain in full force and effect notwithstanding Completion.

17.4 Rights etc cumulative and other matters

     (A) The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

     (B) No failure to exercise nor any delay in exercising any right, power, privilege or remedy under this Agreement shall in any way impair or affect the exercise thereof or operate as a waiver thereof in whole or in part.

     (C) No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

17.5 Release

     The Purchasers may release or compromise the liability of any of the Vendors hereunder and the Purchasers may release or compromise the liability of any of the Purchasers hereunder without affecting the liability of the other Vendors or Purchasers (as the case may be).

17.6 Further assurance

     At any time after the Completion the Vendors shall, at the request and cost of the Purchasers, execute or procure the execution of such documents and do or procure the doing of such acts and things as the Purchasers may reasonably require for the purpose of vesting the Business Assets in the Purchasers or their nominees and giving to the Purchasers the full benefit of all the provisions of this Agreement.

17.7 Payment to the Vendors and the Purchasers

     Any payment falling to be made to the Vendors or to the Purchasers under any provision of this Agreement may be made to the Vendors' Solicitors or the Purchasers' Solicitors respectively (as the case may be) whose receipt shall be an absolute discharge for all of them.

17.8 Counterparts

     This Agreement may be executed in any number of counterparts, which shall together constitute one Agreement. Any party may enter into this Agreement by signing any such counterpart.

17.9 Costs

     Subject to Sub-clause 17.6, each party shall bear its own costs arising out of or in connection with the preparation, negotiation and implementation of this Agreement.

17.10 Investment Banking Fees

     (A) The Vendors shall, on demand, indemnify and hold harmless the Purchasers against any claims by any banker, broker, investment banker or agent for any fees or expenses claimed to be due to such party in connection with or in respect of the transactions provided for in this Agreement as a result of any agreement with or commitment by or on behalf of any of the Vendors or either of the Sale Companies.

     (B) The Purchasers shall, on demand, indemnify and hold harmless the Vendors against any claims by any banker, broker, investment banker or agent for any fees or expenses claimed to be due to such party in connection with or in respect of the transactions provided for in this Agreement as a result of any agreement with or commitment by or on behalf of either of the Purchasers.

17.11 Notices

      (A) Any notice or other communication required to be given under this Agreement or in connection with the matters contemplated by it shall, except where otherwise specifically provided, be in writing in the English language and shall be addressed as provided in Sub-clause 17.11(B) and may be:

           (1) personally delivered, in which case it shall be deemed to have been given upon delivery at the relevant address; or

           (2) sent by pre-paid registered priority airmail, in which case it shall be deemed to have been given seven (7) Business Days after the date of posting; or

           (3) sent by fax, in which case it shall be deemed to have been given when despatched, subject to confirmation of uninterrupted transmission by a transmission report provided that any notice despatched by fax after 17.00 hours (at the place where such fax is to be received) on any day shall be deemed to have been received at 09.00 on the next Business Day at the place where such fax is to be received.

      (B) The addresses and other details of the parties referred to in Sub-clause 17.11(A) are, subject to Sub-clause 17.11(C):

           Name: Diamond Back International Company Limited, Western States Import Company Inc. or Bejka Trading A.B.

           For the attention of:  Jerome Sze

           Address:               37th Floor, Tower 2, Metroplaza,
                                  223 Hing Fong Road,
                                  Kwai Chung,
                                  New Territories
                                  Hong Kong

          Fax number:             852 2610 1530

          Name:                   The Derby Cycle Corporation or Derby Sweden AB

          For the attention of:   Robert E Michalik

          Address:      1455 Pennsylvania Avenue NW
                        Suite 350

                        Washington DC, 20004
                        USA

          Fax number:   1 202 371 0391

     (C) Any party to this Agreement may notify the other parties of any change to its address or other details specified in Sub-clause 16.11(B), provided that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later.

18. Dispute Resolution
-----------------------

18.1 Disputes to be referred to arbitration

     Any dispute arising out of or in connection with this Agreement, including any question regarding the existence, scope, validity, or termination of this Agreement or this Clause, shall be referred to and finally resolved under the Rules of the London Court of International Arbitration, which Rules are deemed to be incorporated by reference into this Clause.

18.2 Number of arbitrators

     The number of arbitrators shall be 1.

18.3 Place of arbitration

     The place of arbitration shall be London, England.

18.4 Language of arbitration

     The arbitration proceedings shall be conducted in the English language and the Award shall be in English.

18.5 Governing law

     The proceedings of the arbitration shall be governed by the laws of England.

18.6 Confidentiality

     The parties agree that information concerning any arbitration, including, without limitation, information concerning any arbitration award, shall be treated as confidential and not disclosed to any third party without the consent in writing of all of the parties unless:

     (A) the information has come into the public domain other than through the fault of the party disclosing it;

     (B) such disclosure is required by law or by any securities exchange or regulatory or governmental body having jurisdiction over the party disclosing the information, whether or not the requirement has the force of law;

     (C) such disclosure is necessary in order to establish or protect any legal right of the party disclosing the information; or

     (D) the disclosure is limited to the directors and officers, professional advisers, auditors, bankers or insurers of the person disclosing the information, acting as such, or to a person intended to be called as a witness in the arbitration by the person disclosing the information, for the purpose of preparing his testimony, but provided that in any such case a written confidentiality undertaking in a form equivalent to this Clause has first been obtained from such person.

19. Law and Jurisdiction
-------------------------

19.1 English Law

     This Agreement shall be governed by, and construed in accordance with, English law.

19.2 Jurisdiction

     In relation to any legal action or proceedings to enforce this Agreement or arising out of or in connection with this Agreement ("Proceedings") each of
                                                           -----------
     the parties irrevocably submits to the jurisdiction of the English courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum.

19.3 Process Agent

     (A) The Vendors appoint Richards Butler of 15 St. Botolph Street, London EC3 as their process agent to receive on their behalf service of process in any proceedings in England. Service upon the process agent shall be good service upon the Vendors whether or not it is forwarded to and received by the Vendors. If for any reason the process agent ceases to be able to act as process agent, or no longer has an address in England, the Vendors irrevocably agree to appoint a substitute process agent with an address in England acceptable to the Purchasers and to deliver to the Purchasers a copy of the substitute process agent's acceptance of that appointment within twenty (20) Business Days. In the event that the Vendors fail to appoint a substitute process agent, it shall be effective service for the Purchasers to serve the process upon the last known address in England of the last known process agent for the Vendors notified to the Purchasers, notwithstanding that such process agent is no longer found at such address or has ceased to act.

     (B) The Purchasers appoint Simon Goddard of Raleigh Industries Limited, Triumph Road, Nottingham NG7 2DD, United Kingdom as their process agent to receive on their behalf service of process in any proceedings in England. Service upon the process agent shall be good service upon the Purchasers whether or not it is forwarded to and received by the Purchasers. If for any reason the process agent ceases to be able to act as process agent, or no longer has an address in England, the Purchasers irrevocably agree to appoint a substitute process agent with an address in England acceptable to the Vendors and to deliver to the Vendors a copy of the substitute process agent's acceptance of that appointment within twenty (20) Business Days. In the event that the Purchasers fail to appoint a substitute process agent, it shall be effective service for the Vendors to serve the process upon the last known address in England of the last known process agent for the Purchasers notified to the Vendors, notwithstanding that such process agent is no longer found at such address or has ceased to act.

20. Invalidity
---------------

If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

AS WITNESS  the hands of the duly authorised representatives of the parties on
----------
the date first before written.

                        SCHEDULE 2 : THE SALE COMPANIES

Sale Company                             Firm of Accountants

Western States Import Company Inc.       Ernst & Young

Bejka Trading A.B.                       Ernst & Young

                  SCHEDULE 3:  WARRANTIES AND REPRESENTATIONS

  PART 1:  Warranties and Representations in Relation to the Business Assets


1. Interpretation
 ------------------

1.1  Definitions

     In this Schedule, where the context admits:

     "Company" means all, any or each of the Sale Companies.
     ---------

     "Computer Systems" means the Hardware, Software and Data.
     ------------------

     "Data" means any data or information used by or for the benefit of the
     ------
     Company at any time and stored electronically at any time.

     "EC" means European Community.
     ----

     "ECU" means the ECU as defined in Council Regulation (EC) No. 3320/94 of 22
     -----
     December 1994.

     "GAAP" means generally accepted accounting principles in the country of
     ------
     incorporation of the Company at the applicable time.

     "Hardware" means any computer equipment used by or for the benefit of the
     ----------
     Company at any time including, without limitation, personal computers, mainframes, screens, terminals, keyboards, disks, printers, cabling, associated and peripheral electronic equipment but excluding all Software.

     "Material Contract" means any Contract falling within paragraph 10.1(D) or
     -------------------
     10.2.

     "Member States" means the Member States of the European Union from time to
     ---------------
     time.

     "Software" means any set of instructions for execution by microprocessor
     ----------
     used by or for the benefit of the Company at any time irrespective of application, language or medium.

 1.2 Construction

     In this Schedule where the context admits:

     (A) any question whether a person is connected with another shall be determined in accordance with s.839 Income and Corporation Taxes Act 1988, (subject to the deletion of the words from "Except" to "arrangements" in sub-section (4) thereof) which shall apply in relation to this Schedule as it applies in relation to that Act;

     (B) reference to any Act, statutory instrument, regulation, bye-law or other requirement of English law and to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include that which most nearly approximates in that jurisdiction to the English legal term; and

     (C) where, in this Schedule 3, a term is defined in and for the purposes of a particular Paragraph or Sub-Paragraph, the relevant definition shall apply, where the context admits, for all other purposes of this Schedule.

2. Warranties and representations
----------------------------------

The Vendors hereby warrant and represent to and for the benefit of the Purchasers in the terms set out in the following paragraphs of this schedule.

3. The Vendor and the Vendor's Group
-------------------------------------

3.1  Capacity

     Each of the Vendors has full power and authority to enter into and perform this Agreement and has full power and authority to carry on the Business as it is now being carried on and to sell the Business and the Business Assets (and each of them) to the Purchaser on the terms of this Agreement and may execute and deliver this Agreement and perform their obligations under this Agreement without in any such case requiring or obtaining the consent of their shareholders or any other person, authority or body and this Agreement constitutes valid and binding obligations on the Vendors in accordance with its terms.

3.2  Competing interests

     Neither the Vendors nor any Affiliate of the Vendors nor any person connected with any of them (and a connected person shall be defined in accordance with Section 346 of the Companies Act 1985) has any interest, direct or indirect, in any company or business (other than the Business) which is or is likely to be or become competitive with the Business as the same is presently carried on.

3.3  Associations

     None of the Vendors is, nor have any of them agreed to become, in relation to the Business, a member of any partnership, joint venture, consortium or other unincorporated association, body or undertaking in which any of them is to participate with any other in any business or investment.

4.  Licences, litigation and the law
-------------------------------------

4.1  Compliance with laws

     The Business has been conducted in all material respects in accordance with all applicable laws and regulations and there is no order, decree or judgment of any court or any governmental or other competent authority or agency outstanding which can reasonably be expected to have a material adverse effect upon the Business or the Business Assets.

4.2  Licences etc.

     (A) All licences, consents, permits, approvals and authorisations (public and private) necessary for utilising any of the Business Assets in the Business or carrying on effectively any aspect of the Business or any business now being carried on at any of the Properties have been obtained by the Vendor, are in full force and effect and are not limited in duration or subject to conditions which are uncommon or unusual in that type of licence.

     (B) All reports, returns and information required by law or as a condition of any licence, consent, permission, approval or other authorisation to be made or given to any person or authority in connection with the Business have been made or given to the appropriate person or authority.

     (C) The utilisation of any of the Business Assets or the carrying on of any aspect of the Business or any business now being carried on at any of the Properties is not in breach of any of the terms and conditions of any of such licences, consents, permits, approvals and authorisations and so far as the Vendor is aware there is no circumstance which indicates that any such licence, consent, permit, approval or authorisation is likely to be suspended, cancelled or revoked or that any of them will expire within a period of one year from the date of this Agreement.

4.3  Breach of statutory provisions

     Neither the Vendor, nor any of its officers, agents or employees have, in relation to the Business, committed, or omitted to do, any act or thing the commission or omission of which is in contravention of any Act, Order, Regulation, or the like which is punishable by fine or other penalty and no notice or communication has been received with respect to any alleged, actual or potential violation of, or failure to comply with, any of the same.

4.4  Litigation

     (A) Neither the Vendor nor any of its officers or agents nor any of the employees of the Business is engaged in or the subject of any litigation or arbitration, administrative or criminal proceedings, whether as plaintiff, defendant or otherwise, which adversely affects or is likely to have an adverse effect on the Business or any of the Business Assets or the ability of the Vendor or any purchaser to carry on the Business in the same manner and to the same extent as previously carried on.

     (B) No such litigation or arbitration, administrative or criminal proceedings are pending, threatened or expected by or against the Vendor or any such officers, agents or employees, and so far as the Vendor is aware, there are no facts or circumstances likely to give rise to any such litigation or arbitration or administrative or criminal proceedings.

     (C) Neither the Vendor nor any Affiliate of the Vendor (nor so far as the Vendor is aware officer or employee of any of them) nor so far as the Vendor is aware any predecessor (if any) of the Vendor has or have been a party to any undertaking or assurance given to any court or governmental agency or the subject of any injunction relating to the Business or any of the Business Assets which is still in force.

 4.5 Fair trading

     (A) No agreement practice or arrangement carried on in connection with or in relation to the Business or to which the Vendor is a party (including, but not limited to, any Contract):

          (1) infringes Article 85 of the Treaty of Rome establishing the European Economic Community or constitutes an abuse of a dominant position contrary to Article 86 of that Treaty or infringes any regulation or other enactment made under Article 87 and/or
               Article 235 of that Treaty or is or has been the subject of any enquiry, complaint, investigation or proceeding in respect thereof; or

          (2) has so far as the Vendor is aware been notified to the Directorate General for Competition of the European Commission and/or to the EFTA Surveillance Authority; or

          (3) infringes any other competition, restrictive trade practice, anti-trust, fair trading or consumer protection law or legislation applicable in any jurisdiction in which the Business is carried on or in which the activities of the Business may have an effect.

     (B) In relation to the Business, there has not been given by or on behalf of the Vendor and there has been no default or contravention of any assurance or undertaking (written or oral) by or on behalf of the Vendor to the European Commission, the EFTA Surveillance Authority or the Courts of Justice of the European Communities, or to any other court, person or body and the Vendor in respect of the Business is not subject to or in default or contravention of any Article, Act, decision, regulation, order or other instrument or undertaking relating to any matter referred to in this paragraph 45.

 4.6 Product liability

     (A) There is no claim in respect of Product Liability (as hereinafter defined) outstanding or threatened against or expected by the Vendor or any other party in relation to the Business and so far as the Vendor is aware there are no circumstances which are likely to give rise to any such claim. For this purpose "Product Liability" means a
                                                   -------------------
          liability arising out of death, personal injury or damage to property caused by a defective product or defective services sold, supplied or provided in the course of the Business on or prior to the date hereof.

     (B) During the course of the Business there has not been manufactured, sold or supplied any product or service which:

          (1)  is or was in any material respect faulty or defective; or

          (2) does not comply in any material respect with any warranty or representation expressly or impliedly made by or on behalf of the Vendor in respect of it or with all applicable regulations, standards and requirements in respect thereof; or

          (3) was sold on terms that the Vendor accepts an obligation to service or repair or replace such products after delivery save any obligation imposed by law.

     (C) There has not been received a prohibition notice, a notice to warn or a suspension notice under the Consumer Protection Act 1987 in relation to any product or service of the Business.

4.7  Inducements

     So far as the Vendor is aware no officer, agent or employee of the Vendor in relation to the Business has paid any bribe (monetary or otherwise) or used any of the Business Assets unlawfully to obtain an advantage for any person.

5. Environmental
-----------------

5.1  Definitions

     For the purpose of this paragraph 5, the following terms shall have the following meanings:

     "Environment" means all or any of the media of air, water and land
     -------------
     (wherever occurring) and in relation to the media of air and water includes without limitation the air and water within buildings and the air and water within other natural or man-made structures above or below ground.

     "Environmental Law" means all or any applicable EC, national or local law
     -------------------
     or regulation arising through statute, subordinate legislation, judicial or administrative under or common law or any relevant code of practice, guidance, note, standard or other advisory material issued by any competent authority relating to Environmental Matters and in relation to paragraph 52 includes Part IIA Environmental Protection Act 1990 whether or not in force.

     "Environmental Liability" means any cost, expense, liability, claim,
     -------------------------
     damages, penalty or fine arising from any of the following:

     (A) any legal requirement, direction, notice, order or obligation served or imposed by any competent authority or court of competent jurisdiction under Environmental Law.

     (B) the carrying out of any investigatory, monitoring, precautionary, remedial or engineering works (whether on the Premises or elsewhere) which are necessary to avoid the issue, service or imposition of any notice, requirement or obligation by any competent authority or court of competent jurisdiction under Environmental Law;

     (C) the carrying out of any investigatory, monitoring, precautionary, remedial or engineering works (whether on the Premises or elsewhere) which are necessary to ensure the continued operation of the Business or the protection of the goodwill of the Business or otherwise in the interests of the Business; and

     (D) the repair, replacement or rebuilding of any part of the Premises or any disruption of the Business necessitated or caused by the carrying out of any investigatory, monitory, precautionary, remedial or engineering works (whether on the Premises or elsewhere) in connection with any Environmental Matters;

          including in each case all reasonable legal, consulting, monitoring, laboratory and other professional fees and other reasonable costs and expenses associated therewith.

     "Environmental Matters" means the pollution of the Environment, the
     -----------------------
     protection of the Environment and human health, health and safety of employees in the work place, the protection of natural amenity, production, the disposal, release, use, storage, spillage, deposit, escape, discharge, leak, emission, recovery, transport of, or radiation from any Hazardous Material or Waste.

     "Environmental Permits" means the permits, licences, consents or
     -----------------------
     authorisations required under Environmental Law in relation to the carrying on of the Business or the occupation or use of the Premises.

     "Hazardous Material" means any pollutant, or any hazardous, toxic,
     --------------------
     radioactive, noxious, corrosive or caustic substance whether in solid, liquid or gaseous form.

     "Waste" includes any unwanted or surplus substance irrespective of whether
     -------
     it is capable of being recycled or recovered.

 5.2 Environmental Matters

     (A) The Business and the Business Assets have at all times complied with Environmental Law.

     (B) All Environmental Permits have been lawfully obtained and are in full force and effect and all conditions and limitations in all Environmental Permits have at all times been complied with.

     (C) The Vendor is not aware of any circumstances which would make it impossible or difficult for the Purchaser to cause the Business to comply with the conditions or limitations in any Environmental Permits in the future and no communication has been received revoking, suspending, modifying or varying any of the Environmental Permits and the Vendor is not aware of any circumstances which might give rise to any such communication being received.

     (D) No litigation, arbitration, administrative or criminal proceedings or negotiations are in progress with any person or body relating to any actual or potential Environmental Liability affecting the Business or the Business Assets and none are pending, threatened or envisaged.

     (E) There has not been received at any time in relation to the Business or the Business Assets any communication

          (1) regarding any actual or alleged violation of Environmental Law or any liability or potential liability thereunder; or

          (2) failure to comply with which would constitute a breach of Environmental Law, or compliance with which could be secured by further proceedings under Environmental Law, or which relates in any way to any actual or potential Environmental Liability and the Vendor is not aware of any circumstances, which might give rise to any such communication being received.

6.  The Vendor's solvency
--------------------------

6.1  Winding up

     No order has been made, petition presented or resolution passed for the winding up of the Vendor and no meeting has been convened for the purpose of winding up the Vendor.

6.2  Administration and receivership

     No steps have been taken for the appointment of an administrator or receiver (including an administrative receiver) in respect of the Vendor or of all or any part of the Business Assets.

6.3  Compositions

     The Vendor has not made or proposed any arrangement or composition with its creditors or any class of its creditors.

6.4  Insolvency

     None of the Vendors is insolvent.

6.5  Unsatisfied judgments

     No distress, execution or other process has been levied against the Vendor or action taken to repossess any of the Business Assets which has not been satisfied in full. No unsatisfied judgment is outstanding against the Vendor.

6.6  Floating charges

     No floating charge created by the Vendor has crystallised and, so far as the Vendor is aware, there are no circumstances likely to cause such a floating charge to crystallise.

6.7  Analogous events

     No event analogous to any of the foregoing has occurred.

7. Accounts, records and Tax
-----------------------------

7.1  Accounts

     (A)  Accounts - The Audited Accounts:-

          (1) were prepared in accordance with the requirements of all relevant statutes and applicable accounting practices generally accepted at the time they were audited save to the extent the accounting bases and policies stated in the Audited Accounts differ therefrom;

          (2) present fairly the assets and liabilities of the relevant Vendor and that part of the Business carried on by it as at, and the profits of the relevant Vendor and that part of the Business carried on by it for the accounting reference period ended on, the Balance Sheet Date; and

          (3) are not affected by any unusual or non-recurring items save as specified therein; and

  (B) Provisions for liabilities - Full provision has been made in the Audited Accounts for all actual liabilities of the relevant Vendor in relation to the Business outstanding at the Balance Sheet Date and proper provision (or note) in accordance with accounting practices generally accepted in each relevant country at the time they were audited has been made in the Audited Accounts for all other liabilities of the relevant Vendor then outstanding in relation to the Business whether contingent, quantified, disputed or not, including the cost of any work or material for which payment has been received or credit taken, any future loss which was at the Balance Sheet Date anticipated in connection with uncompleted contracts and any claims against such Vendor in respect of completed contracts.

  (C) Valuation of Stock and work in progress -

      (1) For the purposes of the Audited Accounts all Stock was valued at the lower of cost and net realisable value and all work in progress was valued on a basis excluding profit, including proper provision for losses which are or could reasonably be anticipated.

      (2) The respective amounts of raw materials, work in progress, finished goods, packaging and promotional material held or on order by the Business are appropriate and normal for its present level of business.

  (D) Management Accounts - The Management Accounts have been carefully prepared in accordance with accounting policies consistent with those used in preparing the Audited Accounts and on a basis consistent with the management accounts prepared in the preceding year. The cumulative profits, assets and liabilities of the Business stated in the Management Accounts have not been materially mis-stated and are not materially inaccurate and the Vendor does not consider the Management Accounts misleading.

 7.2 Books and records

     (A) All the books and other material comprised in the Records which are to be delivered or otherwise made available to the Purchaser in accordance with the terms of this Agreement:

          (1) have been fully, properly and accurately maintained in all material respects on a consistent basis and are and will at Completion be up to date and contain true, complete and accurate records of all aspects of the Business and/or the Business Assets to which they relate and of all matters required by law to be entered therein;

          (2) do not contain or reflect any material inaccuracies or discrepancies;

          (3)  are within the possession and control of the Vendor; and

          (4) give a true and fair view of the contractual and trading position of the Business and of its fixed and current assets, liabilities (actual and contingent), debtors and creditors (as appropriate) and all other matters which ought or would normally be expected to appear therein and no notice or allegation that any of the same is incorrect or should be rectified has been received;

     (B) Without prejudice to the generality of the foregoing, the Records will fully reflect and provide full and sufficient details of:

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

     (1) all entitlements of customers of the Business to any special terms, discounts, rebates, allowances and the like in respect of or by reference to the terms on which goods or services have been supplied by the Vendor to such customers prior to Completion;

     (2) the names and addresses of all customers and suppliers of the Business, all dealings between the relevant Vendor and such customers and suppliers during the last three years together with full details of all known or likely defaulters;

     (3) all items of Current Assets and Fixed Assets held at the Completion Date together with proof of ownership thereof; and

     (4) the location of all tangible Business Assets which are not physically located on the Properties at the Completion Date and the terms and conditions upon which they are being held.

7.3  Tax

     (A) The Vendors have maintained all records for Tax (including, without limit, VAT, payroll, federal, foreign, state, county, municipal and local income, excise, customs, capital, franchise, sales, use, transfer, business and property taxes) and other purposes required to be kept by them in relation to the Business and the Business Assets or necessary to support the preparation of any tax return and all proper payments and returns (including all extensions to returns) which are due or claimed to be due have been made to the relevant taxation authority or other governmental authority within the required period or at the required time.

     (B) All tax returns made by the Vendors or any of them to the relevant tax authority were accurate and correct, properly reflected the tax due for the periods in respect of which they were made and none of the same is subject to or are likely to be the subject of any dispute.

     (C) None of the Vendors has waived any law or regulation which fixes, or consents to the extension of, any period of time for the assessment of any Tax and which is in effect at the date of this Agreement.

     (D) None of the Vendors has made or entered into any election, consent or agreement with a relevant tax authority other than any such election, consent or agreement as appears on a tax form or return filed with the relevant tax authority.

     (E)  None of the Business Assets is a capital item for the purposes of
          Part XV Value Added Tax Regulations 1995 or the equivalent provisions in relevant jurisdictions.

8. The Conduct of the Business and the effect of the sale
----------------------------------------------------------

8.1  Business since the Balance Sheet Date

     Since the Balance Sheet Date:

     (A) the Business has been carried on in the ordinary and usual course so as to maintain it as a going concern and without any interruption or alteration in the nature, scope or manner of the Business;

     (B) there has been no significant event or occurrence (including, but not limited to the loss of any significant customer or supplier) which has had or can reasonably be expected following Completion to have a material adverse affect on the Business or its value, profitability or prospects or on the value of any of the Business Assets;

     (C) there has been no unusual change in the stock in trade or work in progress of the Business; and

     (D) no substantial customer or supplier representing more than 5 per cent. of sales or supplies of any product or service of the Company for the purpose of the Business has:

          (1) ceased or reduced the level of its trade with or supplies to the Business or indicated an intention to do any of the foregoing; or

          (2) changed or indicated an intention to change the terms on which it is prepared to trade with or supply the Business.

8.2  Consequence of acquisition of the Business by the Purchaser

     (A) The acquisition of the Business and the Business Assets by the Purchaser in compliance with the terms of this Agreement:

          (1) will not cause the Purchaser to lose the benefit of any right or privilege in relation to the Business presently enjoyed by the Vendor or relieve any person of any obligation(whether contractual or otherwise) to the Vendor of which the Purchaser is to acquire the benefit, or enable any person to determine any such obligation or any contractual right or benefit now enjoyed by the Vendor in relation to the Business or to exercise any right whether under an agreement or otherwise in respect of the Business;

          (2) will not give rise to or cause to become exercisable any right of pre-emption relating to the Business or any of the Business Assets; and

          (3)  will not result in a breach of, or constitute a default under

               (a) any agreement, understanding, arrangement or instrument (including, but not limited to, any of the Contracts) or

               (b) any order, judgment or decree of any court or governmental agency to which the Vendor is party or by which the Vendor or the Business or any of the Business Assets is bound or subject;

               and so far as the Vendor is aware the goodwill of the Business and its relationship with clients, customers, suppliers and employees will not be adversely affected thereby.

     (B) The exchange and/or performance of this Agreement will not relieve any party to any of the Contracts other than the Vendor from any obligation thereunder or enable any of them to determine any of the Contracts.

     (C) The Vendor has not been explicitly informed that any person who now has business dealings with the Business would or might cease to do so after Completion which cessation can reasonably be expected to have a material adverse effect on the Business.

9. The Business and its assets
-------------------------------

 9.1 Business Assets

     (A) The Vendor is the owner both legally and beneficially and has good and marketable title to (or is otherwise able to procure the sale hereunder to the Purchaser by the legal and beneficial owner who has good and marketable title to) all the Business Assets free from any Encumbrance or any third party claim and all such assets are within the control or possession of the Vendor.

     (B) No Encumbrance is outstanding nor is there any agreement or commitment to give or create or allow any Encumbrance over or in respect of the whole or any part of the Business Assets and no claim has been made by any person that he is entitled to any such Encumbrance.

     (C) No asset used in the Business is shared by the Vendor with any other person. The Business does not require or depend for its continuation or for the continuation of the method or manner or scope of operation of its business in the same way or manner or on the same basis as heretofore upon any assets, premises, facilities or services (other than those included in the Business Assets)

     (D) Save for the Excluded Assets the Business Assets comprise all of the assets, rights and privileges (other than cash, stock in trade or stocks of materials and work in progress which has been sold or used in the ordinary course of the Business) which are currently or have since the Balance Sheet Date been used or required by the Vendor to carry on the Business.

 9.2 Book Debts

     The Book Debts are good and collectable in the ordinary course of business and will realise their full face value for Western States of US$14,062,515 and for Bejka of SEK 4,003,056 as stated in the Reference Accounts less any amounts for which full provision has been made in the Reference Accounts within one year after Completion. The rights of the Vendor in respect of the Book Debts are valid and enforceable

 9.3 Condition and use of Fixed Assets

     Each of the Fixed Assets:

     (A) is in good repair and condition (taking into account its age and level of use), is in satisfactory working order and has been regularly and properly serviced and maintained and none is in need of renewal or replacement and each is capable of being properly used over its estimated useful life for the current requirements of the Business for the same purposes and to no lesser extent than heretofore;

     (B) is not unsafe, dangerous or in such a physical condition as to contravene any health and safety legislation, statute, regulation or order having the force of law, or the terms of any contract (express or implied) between the Vendor and any of its employees, customers or any other person, and does not contravene or infringe any law applicable to the Vendor or any obligation to which it is subject or breach any duty of care which it owes.

 9.4 Levels, value and quality of Stock

     (A) The Stock (other than stock which is featured in the sales catalogues for the Business for the year 1999) is all capable of being sold in the ordinary course of the Business for an aggregate amount not less than, or is otherwise (on the basis of the lower of cost and net realisable value) worth in aggregate not less than, for Western States US$15,924,252 and for Bejka SEK16,642,497 as stated in the Reference Accounts. The Stock which is featured in the sales catalogues for the Business for the year 1999 is all capable of being sold in the ordinary course of the Business for an aggregate amount not less than for Western States US$4,765,605 and for Bejka SEK 0.

     (B) All finished goods included in the Stock are in good condition and meet all relevant statutory, regulatory and industry-accepted standards.

     (C) The levels of stocks of materials and partly and fully finished goods included in the Stock are sufficient for the normal requirements of the Business and are adequate (but not excessive) in relation to the current trading requirements of the Business as a whole.

 9.5 Intellectual Property Rights

     (A) The Vendor is the sole legal and beneficial owner free from Encumbrances of the Intellectual Property Rights and (save for copyrights and unregistered design rights not included in the Listed Intellectual Property Rights) owns no other Intellectual Property material to the Business.

     (B) Save as may appear from the Intellectual Property Agreements no person has been authorised to make any use whatsoever of any Intellectual Property Rights.

     (C) Save as may appear from the Intellectual Property Agreements all the Intellectual Property Rights are owned by the Vendor and the Vendor does not use any Intellectual Property Rights in respect of which any third party has any right, title or interest.

     (D) All the Intellectual Property Rights are valid and enforceable and nothing has been done, omitted or permitted whereby any of them has ceased or can reasonably be expected to cease to be valid and enforceable.

     (E) So far as the Vendor is aware none of the processes or products of the Vendor and/or used in the Business infringes any Intellectual Property or any right of any other person relating to Intellectual Property or involves the unlicensed use of confidential information disclosed to the Vendor in relation to the Business by any person in circumstances which might entitle that person to make a claim against the Vendors.

     (F) None of the Intellectual Property Rights is being used, claimed, applied for, opposed or attacked by any person.

     (G) The Vendor is not aware of any infringement of the Intellectual Property Rights or of any rights relating to them by any person.

     (H) There are no outstanding claims against the Vendor for infringement of any

          Intellectual Property or of any rights relating to it used (or which has been used) in the Business and during the last three years no such claims have been settled by the giving of any undertakings which remain in force. The Vendor has not received any actual or threatened claim that any of the Intellectual Property Rights is invalid nor is the Vendor aware of any reason why any patents included in the Intellectual Property Rights should be amended.

     (I) Confidential information and know-how used in the Business is kept strictly confidential and the Vendor operates and fully complies with procedures which maintain such confidentiality. The Vendor is not aware of any such confidentiality having been breached. The Vendor has not disclosed (except in the ordinary course of its business or to the Purchaser or its Affiliates) any of its know-how, trade secrets or list of customers to any other person.

     (J) All application and renewal fees, costs, charges and taxes required for the maintenance or protection of the Intellectual Property Rights have been duly paid on time and all other steps so required have been taken and so far as the Vendor is aware none of such rights is subject to any existing challenge or attack by a third party or competent authority and a list of all pending applications and in each case the status of such application is attached to the Disclosure Letter.

     (K) So far as the Vendor is aware each of the Intellectual Property Agreements is valid and binding and the Vendor is not in breach of any such agreement and Completion will not result in a breach of any of the Listed Intellectual Property Agreements.

     (L) All current advertising, marketing and sales promotions by the Business comply with all applicable codes of practice and self-regulatory schemes. The Vendor has not been disciplined under any scheme or code in respect of any such advertising, marketing or sales promotion and no complaint has been made against it in respect thereof and there are no outstanding complaints or disciplinary proceedings against the Vendor in respect thereof.

     (M) All persons retained or employed by the Vendor who in the course of their work in the Business will or might reasonably be expected to bring into existence Intellectual Property or things protected by Intellectual Property are, so far as is reasonably practicable, individually bound by agreements with the Vendor whereby all Intellectual Property which such persons may bring into existence during their work in the Business vests in the Vendor and all such agreements contain terms which, so far as is reasonably practicable, prevent such persons disclosing any confidential information about the Vendor and the Business.

     (N) None of the Intellectual Property Rights is subject to compulsory licensing or the granting of any licences of right nor, so far as the Vendor is aware, will it become so by operation of law.

     (O) The Business does not use on its letterhead, brochures, sales literature or vehicles, nor does it otherwise carry on its business under, any name other than the name(s) set out in the Disclosure Letter.

 9.6 Computer Systems

     (A) The Hardware has been satisfactorily maintained and supported and the systems contracts include an appropriate maintenance and support agreement.

     (B) The Hardware and Software have adequate capability and capacity for the current requirements of the Business for the processing and other functions required to be performed for the purposes of the Business.

     (C) Disaster recovery plans are in effect and are adequate to ensure that the Hardware, Software and Data can be replaced or substituted without material disruption to the Business.

     (D) In the event that any person providing maintenance or support services for the Hardware, Software and Data ceases or is unable to do so, the systems contracts provide all necessary rights and information to procure the carrying out of such services by employees or by a third party without undue expense or delay.

     (E) The Business has sufficient technically competent and trained employees to ensure proper handling, operation, monitoring and use of its computer systems.

     (F) The Business has adequate procedures to ensure internal and external security of the Hardware, Software and Data, including (without limitation) procedures for preventing unauthorised access, preventing the introduction of a virus, taking and storing on-site and off-site back-up copies of Software and Data.

     (G) Where any of the records of the Business are stored electronically, the systems contracts confer upon the Vendor all hardware and software licences necessary to enable it to keep, copy, maintain and use such records in the course of the Business and the Business does not share any hardware or software relating to the records with any person (including the Vendor).

     (H) The systems contracts confer upon the Vendor all the rights necessary (including rights over the source code) to obtain, without undue expense or delay, modified versions of the Software which are required at any time to improve in any regard the operation and/or efficiency of the Software.

     (I) The Vendor owns, and is in possession and control of, original copies of all the manuals, guides, instruction books and technical documents (including any corrections and updates) required to operate effectively the Hardware and the Software which are included in the Business Assets.

     (J) The Hardware and Software have never unduly interrupted or hindered the running or operation of the Business, and have no defects in operation which so affect the Business.

     (K) The Hardware is the absolute property of the Vendor free from encumbrances and is included in the Fixed Assets.

 9.7 Title retention

     The Vendor has not acquired or agreed to acquire any of the Business Assets on terms that property therein or title thereto does not pass until full payment is made or (if it has) the property therein and title thereto has now fully passed to the Vendor and no supplier or other third party has any rights or claims against or in respect of such Business Assets accordingly.

 9.8 Insurances

     (A) Full copies of all the insurance policies in which the Vendor has an interest in relation to the Business (the "Insurances") are annexed to
                                                    ------------
          the Disclosure Letter. The Insurances afford to the Business cover against fire and such other risks as persons carrying on a similar business as the Business commonly cover by insurance.

     (B) All the Insurances are in full force and effect and will be maintained in full force without alteration in accordance with clause 23 and all premiums have been paid on time. There are no circumstances which can reasonably be expected to lead to any liability under any of the Insurances being avoided by the insurers. The Vendor is unaware of any circumstances likely to give rise to a claim under any of the Insurances.

10. Contracts and contractual arrangements
-------------------------------------------

10.1 The Contracts

     (A) Each of the Contracts is valid and binding on the parties thereto and is capable of being assigned by the Vendor to the Purchaser without the consent of any other party thereto (save to the extent otherwise expressly stated in the Disclosure Letter) and no notice of termination of any such Contract has been received or served by the Vendor.

     (B) Save for the Contracts, there are not now any agreements, undertakings, understandings, arrangements or other engagements, whether written or oral, in relation to the Business or any of the Business Assets to which the Vendor or any Affiliate of the Vendor is a party or of which it has the benefit or to which it is otherwise subject, the benefit of which would be required to be assigned to or otherwise vested in a purchaser of the Business and the Business Assets to enable it to carry on the Business and/or to enjoy all the rights and privileges attaching thereto and/or to any of the Business Assets in the same manner and scope and to the same extent and on the same basis as the Vendor has so carried it on or enjoyed prior to the date hereof, or the burden of which has passed or will pass or will be alleged to pass to the Purchaser.

     (C) Apart from those of the Contracts of which complete and accurate copies have been disclosed to the Purchaser in the Disclosure Letter the Vendor is not now in relation to the Business a party to or subject to any agreement, transaction, obligation, commitment, understanding, arrangement or liability which:

          (1) is of six months or greater duration or is incapable of complete performance in accordance with its terms within six months after the date on which it was entered into or undertaken or is otherwise of a length that is greater than is customary in businesses of a similar nature to the Business; or

          (2) is known by the Vendor to be likely to result in a loss to the Vendor or to the Business on completion of performance; or

          (3) cannot readily be fulfilled or performed by the Vendor on time and without undue or unusual expenditure of money or effort; or

          (4) involves or is likely to involve obligations, restrictions, expenditure or receipts of any unusual onerous or exceptional nature; or

          (5) is a contract for services (other than contracts for the supply of electricity or other utility or other normal office services) or in the nature of an agency, distribution, franchise or management agreement; or

          (6) requires the Vendor to pay any commission, finders fee, royalty or the like; or

          (7) involves liabilities which may fluctuate in accordance with an index or rate of currency exchange or interest or movements in the price of any securities or commodities; or

          (8) is (save for the Leased Asset Contracts) a contract for the supply of assets to the Vendor on hire, lease, hire purchase, conditional sale, credit or deferred payment terms; or

          (9) is dependent on the guarantee or covenant of or security provided by any other person; or

         (10)  is in any way otherwise than in the ordinary course of business.

     (D) There is no agreement or arrangement relating to the Business or any part thereof to which the Vendor or any Affiliate of the Vendor is a party (including, but not limited to the Contracts) which in any way restricts the freedom of the Vendor to carry on the Business in whole or in part or to use or exploit any of the Business Assets in any part of the world as it thinks fit.

 10. Substantial or significant contracts

     Apart from those of the Contracts of which full and complete copies have been disclosed to the Purchaser and which are listed in the Disclosure Letter no contract, agreement, transaction, obligation, commitment, understanding, arrangement or liability entered into by the Vendor in connection with the Business and now outstanding or unperformed involves any of the following:

     (A) obligations on the part of the Vendor which will cause or are likely to cause the Vendor to incur expenditure or an obligation to pay money in excess of US$50,000;

     (B) obligations on the part of the Vendor to purchase any specified minimum quantity or any specified minimum percentage of its total requirement for bicycles, bicycle parts and accessories or fitness equipment or other stock in trade from any one supplier;

     (C) the supply by the Vendor of bicycles, bicycle parts and accessories or fitness equipment or other products or services whether by way of lease or outright sale or otherwise to any one customer such that the value of such supplies exceeds or is likely to exceed (if the Vendor were to carry on the Business after Completion) five per cent. of the total turnover of the Vendor in relation to the Business in the current financial year or in any subsequent year.

10.3 Defaults

     (A) Neither the Vendor nor any other party to any agreement with the Vendor in relation to the Business is in default thereunder, and the Vendor is not aware of any invalidity or grounds for termination, avoidance, rescission or repudiation of any such agreement which in any such case would be material in the context of the financial or trading position of the Business or in the context of the Business Assets nor (so far as the Vendor is aware) are there any circumstances likely to give rise to any such event.

     (B) Full details of any customers or any party to any of the Distribution Agreements (or any persons to whom the Vendor in the course of Business has supplied goods or services in the 12 months ended on the date hereof) who have defaulted in the payment when due of any monies to the Vendor or the Business are specified in the Disclosure Letter.

10.4 Powers of Attorney

     There is not in force any power of attorney or other authority (express, implied or ostensible) given by or on behalf of the Vendor in connection with the Business or the conduct thereof or any of the Business Assets which is still outstanding or effective to any person to enter into any contract, commitment or obligation on behalf of or which might affect the Business or the conduct thereof or any of the Business Assets (save to competent and responsible Employees to enter into routine contracts in the ordinary course of business in the normal course of their duties).

10.5 Non-arm's length contracts

     The Vendor has not in relation to the Business been a party to, nor have the profits or financial position of the Business during the last three years been affected by, any agreement or arrangement which is not entirely of an arm's length nature.

10.6 Documents

     All title deeds and agreements relating to the Business and the Business Assets to which the Vendor is party (including, without limitation, the Contracts) and other documents relating to the Business and the Business Assets owned by or which ought to be in the possession or control of the Vendor are in the possession or control of the Vendor, are properly stamped where relevant, are free from any Encumbrance and will be delivered or made available to the Purchaser on Completion.

11. Employees
--------------

11.1 Employment matters generally

     (A)  The Employees are all employed by the Vendor in the Business at the
          date of this Agreement.   There are no other individuals employed at
          the date of this Agreement in the Business.

     (B) The contract of service of each of the Employees is terminable on not more than three months notice without compensation.

     (C) To the fullest extent permitted by relevant law the Disclosure Letter contains true, accurate and complete details of the names, ages and lengths of continuous service of all of the Employees and the remuneration payable and other benefits provided by the Vendor or any Affiliate of the Vendor or which the Vendor is bound to provide (whether now or in the future) to each category of the Employees at the Completion Date or any person connected with any such Employee and (without limiting the generality of the foregoing) contains particulars of all profit sharing, incentive, bonus, commission and other similar arrangements and any other benefit to which any such category of the Employees is entitled or which is regularly provided or made available to them (including details of their notice period and their entitlement to holiday) in any case whether legally binding on the Vendor or not.

     (D) There are no subsisting contracts for the provision by any person of any consultancy services to the Business.

     (E) None of the Employees has given notice terminating his contract of employment.

     (F) Save as disclosed in the Disclosure Letter none of the Employees is under notice of dismissal or has any outstanding dispute with the Vendor or any Affiliate of the Vendor in connection with or arising from his employment. There is no liability outstanding to any such person except for remuneration or other benefits accruing due and no such remuneration or other benefit which has fallen due for payment has not been paid.

     (G) During the period of six months ended on the date of this Agreement neither the Vendor nor any Affiliate of the Vendor nor any other person carrying on the Business has directly or indirectly terminated the employment of any person employed in or by the Business where the reason or principal reason for such termination was the transfer of the Business.

     (H) None of the Employees belongs or has belonged at any material time to an independent trade union recognised by the Vendor or any Affiliate of the Vendor in relation to the Business.

     (I) There are no employee representatives representing all or any of the Employees.

     (J) The Vendor has complied with all of its statutory obligations to inform and consult appropriate representatives as required by law.

     (K) There is no plan, scheme, commitment, policy, custom or practice (whether legally binding or not) relating to redundancy affecting any of the Employees more generous than the statutory redundancy requirements.

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

     (L) All schemes and plans whereby benefits are provided to Employees comply in all respects with all relevant statutes, regulations and other laws and all necessary consents in relation to such schemes and plans have been obtained and all governmental filings in relation to such schemes and plans have been made.

     (M) There are no loans owed by any of the Employees to the Vendor or any Affiliate of the Vendor.

     (N) Since the Balance Sheet Date no change has been made or agreed to be made in (i) the rate of remuneration, or the emoluments or pension benefits or other contractual benefits, of any of the Employees or
          (ii) the terms of engagement of any of the Employees.

     (O) There is no outstanding undischarged liability to pay any governmental or regulatory authority in any jurisdiction any contribution, taxation or other duty arising in connection with the employment or engagement of any of the Employees.

     (P) None of the Employees will become entitled by virtue of their contract of service to any payment or enhancement in or improvement to their remuneration, benefits or terms and conditions of service only by reason of the execution of this Agreement or the completion of the sale and purchase under or pursuant to this Agreement.

11.2 Pensions

     The Vendor is not under any present or future liability to pay to any of the Employees or to any other person who has been in any manner connected with the Business any pension, superannuation allowance, death benefit, retirement gratuity or like benefit or to contribute to any life assurance scheme or medical insurance scheme and the Vendor has not made any such payments or contributions on a voluntary basis nor is it proposing to do so.

11.3 Disputes with Employees

     There is no:

     (A) outstanding claim by any person who is now or has been an employee of the Vendor or any Affiliate of the Vendor in relation to the Business or any dispute outstanding with any of the said persons or with any union or any other body representing all or any of them in relation to their employment in the Business and there are no circumstances likely to give rise to any such claim or dispute;

     (B) industrial action involving any employee, whether official or unofficial, currently occurring or threatened; or

     (C) industrial relations matter which has been referred to any governmental agency for advice, conciliation or arbitration.

12. Miscellaneous
------------------

12.1 Off-Balance Sheet Financing

     The Vendor has not in relation to the Business engaged in any borrowing or financing which is not reflected in the Audited Accounts other than in relation to the Leased Assets.

12.2 All material matters disclosed

     All information relating to the Business or the Vendor contained or referred to in this Agreement and all documents in Agreed Form and in the Disclosure Letter or any annexure thereto is true and accurate in all material respects and the Vendor is not aware of any other fact or matter which renders any such information misleading because of any omission or ambiguity or for any other reason.

                 SCHEDULE 3 :  WARRANTIES AND REPRESENTATIONS
                         PART 2 : Specific Warranties

1. Interpretation
------------------

1.1  Definitions

     In this Part 2 of Schedule 3 where the context admits:

     "COBRA" means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code (S)4980B;

     "Code" means the United States Internal Revenue Code of 1986, as amended;

     "Company" means any of the Sale Companies (including the US Company);

     "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended;

     "IRS" means the Internal Revenue Service of the United States.

     "Swedish Company" means Bejka Trading A.B.

     "US Company" means Western States Import Co., Inc.

2. US Warranties and Representations
-------------------------------------

The Vendors hereby warrant and represent to and for the benefit of the Purchasers in the following terms:

2.1  Employee plans

     (A) The Disclosure Letter lists each of the following plans which currently is sponsored, maintained or contributed to by (or required to be contributed to by) the US Company, or with respect to which the US Company has any liability or potential liability: (i) any "employee benefit plan", as such term is defined in Section 3(3) of ERISA, whether or not subject to the provisions of ERISA; and (ii) any other stock incentive, bonus, deferred compensation, retirement, severance, vacation or any other employee benefit plan, policy or arrangement (each such plan, policy and arrangement being herein referred to as an "Employee Plan").

     (B) With respect to each Employee Plan, the US Company has provided the Purchasers with true and complete copies of each current plan document, policy statement, summary plan description and other written material governing or describing the Employee Plan (including, without limitation, any related trust agreement, insurance company contract, most recent IRS determination letter, and the prior year's IRS Form
          5500) or, if there are no such written materials, a summary description of the Employee Plan.

     (C) Each Employee Plan and any related trust, insurance contract or fund has been maintained, funded and administered in compliance with its respective terms and in compliance with ERISA and the Code. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a determination from the IRS that such Employee Plan is so qualified, and nothing has occurred since the date of such determination that could adversely affect the qualified status of such Employee Plan. With respect to each Employee Plan which is an "employee benefit plan" within the meaning of Section 3(3) of ERISA or which is a "plan" within the meaning of Section 4975(e) of the Code, there has occurred no transaction which is prohibited by Section 406 of ERISA or which constitutes a "prohibited transaction" under Section 4975(c) of the Code and with respect to which a prohibited transaction exception has not been granted and is not currently in effect.

     (D) The US Company has never maintained, sponsored, or contributed to, and has no liability or potential liability with respect to, any employee benefit plan (as defined in Section 3(3) of ERISA) that is a defined benefit plan (as defined in Section 3(35) of ERISA or Section 414(j) of the Code) or any multiemployer plan (as defined in Section 3(37) of ERISA), including any liability on account of a "partial withdrawal" or a "complete withdrawal" (within the meaning of Sections 4205 and 4203, respectively, of ERISA). No asset of any Company is subject to any lien under Title IV of ERISA or the Code.

     (E) The consummation of the transactions contemplated by this Agreement will not entitle any employee or other person to receive severance or other compensation which would not otherwise be payable absent the consummation of the transaction contemplated by this Agreement or cause the acceleration of the time of payment or vesting of any award or entitlement under any Employee Plan.

     (F) Save as set out in the Disclosure Letter, (i) the US Company has complied with the health care continuation requirements of COBRA; and
          (ii) no Company has any obligation under any Employee Plan or otherwise to provide health or life insurance benefits to former employees of any Company or any other person, except as specifically required by COBRA.

     (G) No Company has any liability with respect to any "employee benefit plan" (as defined in Section 3(3) of ERISA) solely by reason of being treated as a single employer under Section 414 of the Code with any trade, business or entity other than the US Company.

     (H) The US Company does not contribute to, maintain or sponsor nor does it have any liability with respect to any Employee Plan or other employee benefit plan, agreement or arrangement applicable to employees located outside the United States.

     (I) All contributions (including all employer contributions and employee salary reduction contributions), premiums or other payments which are due have been paid to each Employee Plan and all contributions, premiums or other payments for any period ending on or before the date of this Agreement which are not yet due have been paid to each Employee Plan or properly accrued.

2.2  Environmental

     (A) The Vendor has not either expressly or by operation of law, assumed or undertaken any liability, including without limitation any obligation for corrective or remedial action, of any other person relating to Environmental Law.

     (B) The Vendor has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any Hazardous Material, or owned or operated any property or facility (and no such property or facility is contaminated any such Hazardous Material) in a manner that has given or could give rise to liabilities of the Vendor pursuant to Environmental Law.

3. Swedish Warranties and Representations
------------------------------------------

The Vendors hereby warrant and represent to and for the benefit of the Purchasers in the following terms:

3.1 All obligations to consult and negotiate with the employees of Bejka under the Codetermination Act (1976:580) have been fully complied with.

3.2  Bejka is not bound by any collective agreement.

3.3 No former employee of the Vendors or Bejka will have a right of re-employment with the Purchasers or Bejka.

                   SCHEDULE 4 : ADJUSTMENT OF CONSIDERATION


1. Interpretation
------------------

In this schedule, where the context admits:

"Completion Accounts" means the accounts prepared in accordance with paragraph 2
---------------------
and agreed or determined in accordance with paragraph 4.

"Net Tangible Assets" means the sum of the values of:
---------------------

(1)  the Fixed Assets; and

(2)  the Current Assets.

     (together referred to as the "Tangible Assets"),
                                  -----------------

     less

     (1)  the Creditors; and

     (2)  the Assumed Liabilities; and

     (3) any other provisions specifically required under this Schedule 4

     (all as shown in or derived from the Completion Accounts).

"Purchaser's Accountants" means Arthur Andersen.
-------------------------

"Vendor's Accountants" means in each case the firm of Accountants set out
---------------------
opposite the name of each of the Vendors in Schedule 2 to this Agreement.

2. Completion Accounts
-----------------------

2.1  Preparation

     The Purchaser shall, as soon as practicable, and in any event within 90 Business Days after Completion, procure that accounts for the Business shall be prepared in accordance with this schedule and the parties shall use their best endeavours to secure compliance with this schedule by their respective accountants. The Vendor shall promptly supply all such information and provide access to all such records and personnel as the Purchaser and any independent firm of accountants appointed under paragraph
     4.3 shall reasonably require, including all working papers of the Vendor relating to the preparation of the Audited Accounts and the Management Accounts.

     The Vendor, if so required by the Purchaser or such independent firm shall use all reasonable endeavours to obtain for the Purchaser or such independent firm, access to the working papers of the Auditors, prepared in relation to the audit of the Audited Accounts.

2.2  Description

     The Completion Accounts shall consist of a balance sheet of the Business drawn up as at the Completion Date.

2.3  General requirements

     Subject to the specific requirements of paragraph 2.4 which shall take priority over the general requirements of this paragraph 2.3, the Completion Accounts shall apply and adopt the same policies, bases, methods, practices and procedures of accounting as applied or adopted for the purposes of the Audited Accounts.

2.4  Specific requirements

     In preparing the Completion Accounts:-

     (A) Stock shall be determined in accordance with paragraph 3 and valued applying and adopting the same policies, bases, methods, practices and procedures of accounting as applied or adopted for the purposes of the Audited Accounts;

     (B) no value shall be attributed to any Business Asset except to the extent the Purchaser shall have the full benefit of it after Completion;

     (C) the Goodwill, the Intellectual Property Rights, the Listed Intellectual Property Rights, the Third Party Rights, the Contracts, the Leased Assets and the Records shall be excluded;

     (D) Prepayments shall be included as an asset in the Completion the Accounts and there shall be included therein as a liability the amount of all outgoings relating to the Business which will fall to be discharged by the Purchaser to the extent that they are attributable to any period prior to Completion and the amounts of such prepayments and outgoings shall be determined in accordance with the same policies, bases, methods, practices and procedures of accounting as applied or adopted for the purposes of the Audited Accounts but:-

          (1) where a discount or excess charge will be incurred in relation to any accrued liability the whole amount of such discount or excess shall be excluded from the Completion Accounts if it would not have been obtained or incurred had not usage, volume or purchases after

               Completion exceeded those prior to Completion, but otherwise shall be deemed to accrue evenly over the period to which such discount or excess charge relates and;

          (2) there shall be included as a liability in the Completion Accounts an amount equal to the holiday pay accrued or which would accrue to each Employee at the Completion Date on the basis of the holidays taken by each Employee up to Completion (calculated on the assumption that entitlement to holidays accrues evenly over the calendar year).

     (E) where any of the Fixed Assets or the Properties has been destroyed or damaged prior to Completion, the Completion Accounts shall:-

          (1) if the Purchaser has selected the first alternative in clause 2.3(B), be adjusted in such manner as is necessary to reflect the revised Consideration or the manner in which it is to be abated or adjusted; or

          (2) if the Purchaser has selected the second alternative in clause 2.3(B), not be adjusted to reflect the damage or destruction, on the basis that the Purchaser will receive the insurance proceeds in lieu of such adjustment.

3. Stock valuation
-------------------

For the purposes of the preparation of the Completion Accounts, the value of the Stock shall be ascertained in accordance with the following provisions of this paragraph 3:-

     (A) the Vendor and the Purchaser shall cause a stocktaking to be made on the Completion Date of all the Stock;

     (B) unless otherwise agreed by the parties such stocktaking shall consist of a physical check of the amount, quality and condition of the Stock situated on the Properties at the Completion Date and an inspection of the books and records and contractual documentation for all Stock not so situated together with confirmation from the person or persons having physical possession of such Stock of the extent of any interest in or Encumbrance claimed over such Stock (if any); and

     (C) when such stocktaking has been completed the Stock shall be valued by the Purchaser in accordance with the same policies, bases, methods, practices and procedures of accounting as applied or adopted for the purposes of the Audited Accounts, and included in the Completion Accounts.

4. Procedure
-------------

4.1  Submission of draft

     (A) As soon as the Completion Accounts shall have been prepared the Purchaser shall send a copy to the Vendor together with such working papers used in connection with the preparation of the same as it considers necessary or appropriate to understand and agree the Completion Accounts and shall in addition, and at the same time, send to the Vendor its calculation of the Net Tangible Assets.

     (B) Unless the Vendor shall within one calendar month after receipt of the Completion Accounts (and associated papers and calculation as provided in paragraph 4.1(A)) serve a notice in writing on the Purchaser that it objects to the Completion Accounts (identifying the reason for any objection and the amount(s) or item(s) in the Completion Accounts and/or calculation which is/are in dispute) (such notification being, for the purposes of this paragraph 4, an "Objection Notice") the
                                                   ------------------
          Vendor shall be deemed to have agreed to the Completion Accounts and the Purchaser's calculation of the Net Tangible Assets for all purposes of this Agreement.

4.2  Agreement of draft

     If, within the period referred to in paragraph 4.1(B), the Vendor shall give the Purchaser an Objection Notice then the Purchaser and the Vendor shall use their best endeavours to reach agreement upon adjustments to the draft and the value of Net Tangible Assets.

4.3  Independent accountant

     In the event that the Vendor and the Purchaser are unable to reach agreement within 20 days Business Days following service of the Objection Notice, either the Vendor or the Purchaser shall be entitled to refer the matter or matters in dispute to an independent firm of accountants agreed upon between them and in any event such firm of accountants must be one of the "Big Five" firms of accountants except Arthur Anderson and Ernst & Young. Such independent firm of accountants shall act as experts not as arbitrators and shall determine the matter or matters in dispute and their decision shall be binding. The costs of the independent firm of accountants shall be borne equally by the Vendor and the Purchaser.

4.4  Report

     If the Vendor accepts, or is deemed to accept, that the said draft complies with paragraph 2 the Purchasers Accountants shall sign a report to the effect that the Completion Accounts comply with paragraph 2 and any Completion Accounts so reported on, or (if paragraph 4.3 shall apply) the final draft of the Completion Accounts as adjusted so as to be in accordance with the determination of the independent firm of accountants, shall be the Completion Accounts for the purposes of this Agreement and shall be final and binding on the parties.

4.5  Information and explanations

     The Purchaser and the Purchaser's Accountants shall provide such information and explanations relating to the draft Completion Accounts and their preparation as the Vendor's Accountants, or any independent firm of accountants appointed pursuant to paragraph 4.3, shall reasonably require.

5. Adjustment of Consideration
-------------------------------

5.1  Repayment of Consideration

     When the Completion Accounts have become binding, the Vendors shall forthwith repay to the Purchasers the amount (if any) by which the Net Tangible Assets are less than for Western States US$10,038,550 and for Bejka SEK18,980,000 as adjusted upwards or downwards by the amount of any ordinary operating income or loss (as the case may be) made by the Business between the date of the Reference Accounts and Completion.

5.2  Currency Translation

     Where currency translation is required the rate to be applied shall be the rate for buying each relevant currency with US Dollars on the Completion Date as quoted by the Foreign Exchange Rates column of the Wall Street Journal at the close of business on that day.

                              SCHEDULE 5 : ASSETS

                            PART 1 : Current Assets


(A) All stocks of raw materials, components and consumables including, without limitation, fuel, office supplies, packaging and labelling, spares and spare parts;

(B)  All stocks of partly finished goods and all work-in-progress;

(C)  All stocks of unsold finished goods;

(D)  the Prepayments;

(E)  the Book Debts;

(F)  Cash at bank relating to the Business;

(G) Employee advances (as referred to in doc W63.17 of Exhibit A to the Disclosure Letter).

                              PART 2 : Properties


Facility                      Size              Expiration   Monthly
                                                Date         Payment
-----------------------------------------------------------------------
Gothenburg, Sweden:           2,895 sq ml (of   Sept 2001    $   10,000
Office and Warehouse          which 450 sq
                              mt. is used for
                              office)
-----------------------------------------------------------------------
US:
Camarillo, CA                 90,000 sq ft      March 1999   $   64,856
headquarters and
warehouse

Camarillo R&D facility        5,000 sq ft       Monthly      $    4,095
Bolingbrook, IL warehouse     66,452 sq ft      Lease        $   17,222
                                                Jan 2004

Dayton, NJ warehouse          73,800 sq ft      Dec 2000     $   20,295

Camarillo, Ventura            construction      31 October,  $56,312.50
County, CA (new               appears to have   2008
headquarters will replace     been delayed-
facility described as         was supposed
"headquarters and             to commence
warehouse" above              01 November,
                              1998

-----------------------------------------------------------------------

                             PART 3: Fixed Assets




                                LIST OF ASSETS


                                Western States

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR         PRINT DATE - 10/06/98
              PURCHASES THROUGH FISCAL PERIOD # 11

                                              Purch                        Depr              Depr Exp      Accum Depr
                  Description                   Fp  Yr        Cost         Meth   Life         1998           10-98
--------------------------------------------    --- --- --------------- -------- ------  --------------  --------------
                     SUMMARY
                    LOCATION 1
           ---------------------------------
13/1400-1  TOTAL MACHINERY & EQUIP                          221,789.22                       15,141.02      206,735.25
13/1405-1  TOTAL TOOLING - DB                               137,434.27                       11,030.63       38,744.24
13/1410-1  TOTAL OFFICE EQUIP & FURN                        714,967.59                       40,534.81      672,546.10
13/1420-1  TOTAL COMPUTER EQUIP                             739,486.72                       69,215.38      562,779.84
13/1430-1  TOTAL LEASEHOLD IMPROVEMENTS                      89,972.36                        8,251.73       61,909.22
13/1440-1  TOTAL VEHICLES                                   119,568.82                       24,778.95       91,507.39
                                                        ---------------                  ------------------------------
           TOTAL ASSETS - LOCATION 1                      2,023,218.98                      168,952.52    1,634,222.04
                                                        ---------------                  ------------------------------
                    LOCATION 2
           ---------------------------------
13/1405-2  TOTAL TOOLING - FITNESS                          723,374.48                      130,002.88      425,565.51
                                                        ---------------                  ------------------------------

           TOTAL ASSETS - LOCATION 2                        723,374.48                      130,002.88      425,565.51
                                                        ---------------                  ------------------------------
                    LOCATION 3
           ---------------------------------
13/1400-3  TOTAL MACHINERY & EQUIP                          149,221.36                       14,717.92      140,356.33
13/1410-3  TOTAL OFFICE EQUIP & FURNITURE                    21,931.56                            0.00       21,931.56
13/1420-3  TOTAL COMPUTER EQUIPMENT                          19,890.56                        1,256.22       19,024.46
13/1430-3  TOTAL LEASEHOLD IMPROVEMENTS                      14,371.50                        1,437.15        7,006.11
                                                        ---------------                  ------------------------------
           TOTAL ASSETS - LOCATION 3                        205,414.98                       17,411.29      188,318.46
                                                        ---------------                  ------------------------------
                    LOCATION 4
           ---------------------------------
13/1400-4  TOTAL MACHINERY & EQUIPMENT                      252,665.80                       33,624.03      239,195.53
13/1410-4  TOTAL OFFICE EQUIP & FURNITURE                    24,737.19                            0.00       24,737.19
13/1420-4  TOTAL COMPUTER EQUIPMENT                          10,239.77                          915.14        9,515.11
13/1430-4  TOTAL LEASEHOLD IMPROVEMENTS                       5,653.00                          565.30        2,449.03
                                                        ---------------                  ------------------------------
           TOTAL ASSETS - LOCATION 4                        293,295.76                       35,104.47      275,896.86
                                                        ---------------                  ------------------------------

           TOTAL COMPANY                                  3,245,304.20                      351,471.16    2,524,002.87
                                                        ===============                  ==============================

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR                                            PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD #11

                                                    Purch                  Depr                  Depr Exp       Accum Depr
          Description                               FP   YR       Cost     Meth      Life         1998            10-98
-------------------------------------------         --   --     --------   ----      ----      --------       ----------
MACHINERY & EQUIPMENT - 1300 & 1400-1
          ---------------------------------
          CLARK POWER FORK LIFT TRUCK                6   81     9,540.00    SL          7         0.00          9,540.00
          FORK LIFT - DATSUN NISSAN                 10   84     9,232.30    SL          7         0.00          9,232.30
          FORKLIFT - NISSAN                              86    19,145.72    SL          7         0.00         19,145.72
          Power Machinery: Order Selector                86    19,492.34    SL          7         0.00         19,492.34
          American Whse Equip: Beams                 1   89    11,912.40    SL          7         0.00         11,912.40
          Power Machinery: Conveyor                  4   89     1,608.27    SL          7         0.00          1,608.27
          American Whse Equip: Beams                 5   89     3,344.10    SL          7         0.00          3,344.10
          Power Machinery: Pallet Jacks              6   89       909.48    SL          7         0.00            909.48
          Clarklift: Forklift                        7   89    11,978.00    SL          7         0.00         11,978.00
          Mike Barbey: Wheel Trees                   8   89       800.00    SL          7         0.00            800.00
          American Whse Equip: Beams                 8   89     5,353.28    SL          7         0.00          5,353.28
          American Whse Equip: Beams                 9   89     1,500.00    SL          7         0.00          1,500.00
          Paper & Plastics: Tape Dispenser          10   89       731.40    SL          7         0.00            731.40
          Power Machinery: Conveyor                 10   89       611.62    SL          7         0.00            611.62
          Paper & Plastics: Tape Dispenser          10   89       690.00    SL          7         0.00            690.00
          Kent Landsberg: Ladder                    11   89       810.90    SL          7         0.00            810.90
          Photo-scan: Cameras                       12   89     4,793.41    SL          7         0.00          4,793.41
          Probar: Inspector II                       1   90     1,588.51    SL          7         0.00          1,588.51
          Grainger: 20 Gal ASME Comp                 6   90       527.24    SL          7         0.00            527.24
          Quinn: Forklift                            9   90    27,468.81    SL          7         0.00         27,468.81
          Big Joe: Pallet Jack                      12   90     1,241.19    SL          7         0.00          1,241.19
          Power Machinery: Wheel Baskets             4   91     3,048.56    SL          5         0.00          3,048.56
          McMaster/Carr: Lockers                     6   91       936.76    SL          7        93.68            936.76
          Caterpillar: Forklift                      8   91    13,694.36    SL          7     1,369.44         13,694.36
          Clarklift: Racks - Uprights & Beams        3   92     4,055.88    SL          7       579.41          3,708.23
          M.C. Woodworks:                            6   92       325.00    SL          7        46.43            297.14
          Certified Weigh Systems: Counting Scale    3   93     2,734.88    SL          5       502.11          2,734.88
          R.L. Spear: Pallets                        4   93    10,550.66    SL          5     1,937.03         10,550.66
          Photo-scan: Surveylance System            10   93     1,213.09    SL          5       222.72          1,213.09
          Fleet Industrial: Flex Conveyor            3   95     3,714.31    SL          5       74?.?8          2,816.69
          Lodi Metal: Bike Picking Racks             4   95    41,128.75    SL          5     8,225.75         30,503.82
          Embly Ranch: 2 Lift Trucks                10   95     1,500.00    SL          5       300.00            962.50
          B of A: PD Tools                           1   96     1,542.87    SL          5       308.57            912.86
          JV 01-52: PD Tools out of Inventory        1   96       653.16    SL          5       130.63            386.45
          Morton Machinery: Lathe & Mill via Barter  6   96       762.90    SL          5       152.58            387.81
          Anthony Martino                            7   96     2,649.07    SL          5       529.81          1,302.46
                                                              ----------                     ---------        ----------
          TOTAL MACHINERY & EQUIP                             221,789.22                     15,141.02        206,735.25
                                                              ----------                     ---------        ----------

DIAMONDBACK -  BOOK DEPRECIATION AS OF 10/31/98 FOR
               PURCHASES THROUGH FISCAL PERIOD #11                    PRINT DATE - 10/06/98

                                   PURCH                      DEPR         DEPR EXP  ACCUM DEPR
???             DESCRIPTION          FP    YR        COST     METH  LIFE     1998      10-98
--------- -----------------------  -----   --     ----------  ----  ----   --------  ----------
TOOLING - DB - 1305 & 1405-1
          -----------------------
           Ramiko/A-Plus:            6     96      29,397.89   SL    5         0.00  14,943.93
           Ramiko/A-Plus:            9     96      14,575.00   SL    5         0.00   6,680.21
           Hodaka:                   9     96       5,000.00   SL    5         0.00   2,291.67
           Hodaka:                   9     96       2,395.55   SL    5         0.00   1,097.96
           Dayton:                   6     97      24,100.00   SL    5     4,820.00   7,430.83
           Ramiko/A-Plus:            9     97       1,145.00   SL    5       229.00     295.79
           Vigorousport             12     97       2,666.67   SL    5       533.33     555.56
           Anodizing Inc.:           3     98      17,192.50   SL    5     2,722.15   2,722.15
 19902     Anodizing Inc.:           6     98       1,500.00   SL    5       162.50     162.50
980505/NK  Ramiko:                   7     98       7,851.52   SL    5       719.72     719.72
 97888     Dayton:                   9     98      24,100.00   SL    5     1,405.83   1,405.83
980626/NK  Ramiko/A-Plus:            9     98       7,510.14   SL    5       438.09     438.09
                                                  ----------              ---------  ---------
           TOTAL TOOLING - DB                     137,434.27              11,030.63  38,744.24
                                                  ----------              ---------  ---------

    DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR PRINT DATE- 10/06/98

                         PURCHASES THROUGH FISCAL PERIOD # 11

                                                              Purch                Depr             Depr Exp       Accum Depr
          Description                                        Fp   Yr      Cost     Meth      Life     1998           10-98
-----------------------------------------------------------  --   --    --------   ----      ----   --------       ----------
FURNITURE & FIXTURES - 1310 & 1410-1
     ------------------------------------------------------
     BOOK CASES 2                                             9   81      776.08    SL        7      0.00                776.08
     CABINETS, DESKS, CALCULATOR                              9   81    2,566.95    SL        7      0.00              2,566.95
     COPIER, MAILER, SCALE -  PITNEY                          6   82   16,187.90    SL        7      0.00             15,187.90
     TYPEWRITER - REMINGTON                                   9   82      683.70    SL        7      0.00                683.70
     TYPEWRITER - IBM                                         9   82      482.30    SL        7      O.00                482.30
     CABINETS, DESKS, CALCULATOR                              9   82    2,018.13    SL        7      0.00              2,018.13
     COPIER TABLE - PITNEY BOWES                              2   83    2,424.20    SL        7      0.00              2,424.20
     DESK, CHAIRS - JULES SELTZER                             5   83    2,967.09    SL        7      0.00              2,967.09
     BLUEPRINT CABINET                                       11   84      619.90    SL        7      0.00                619.90
     API: Phone System                                            88   90,330.50    SL        7      0.00             90,330.50
     More Copy: Fax                                           1   89    4,128.70    SL        7      0.00              4,128.70
     NFSA: Gym Equip                                          1   89    4,693.12    SL        7      0.00              4,693.12
     Drapery Affair: Blinds                                   1   89    1,780.74    SL        7      0.00              1,780.74
     Save More: Furniture                                     2   89      559.84    SL        7      0.00                559.84
     Economy Office Equip: Cabinets                           3   89      331.53    SL        7      0.00                331.53
     API: Phone                                               3   89    4,296.12    SL        7      0.00              4,296.12
     Hayworth: Modular Furniture & Partitions                 3   89  101,769.62    SL        7      0.00            101,769.62
     H.G. Daniels: Ref Table                                  3   89      861.91    SL        5      0.00                861.91
     API: Phone System                                        4   89   24,226.66    SL        7      0.00             24,226.66
     YES: Chairs                                              4   89      477.00    SL        7      0.00                477.00
     Save More: File Cabinets                                 4   89      956.28    SL        7      0.00                956.28
     Drapery Affair: Blinds                                   4   89      434.95    SL        7      0.00                434.95
     More Copy: Shredder                                      5   89    3,199.70    SL        7      0.00              3,199.70
     EOF: Files                                               5   89    1,293.66    SL        7      0.00              1,293.66
     EOF: Files                                               5   89      300.91    SL        7      0.00                300.91
     Save More:                                               5   89      954.83    SL        7      0.00                954.83
     EOF: Files                                               5   89      354.81    SL        7      0.00                354.81
     Bayless: Files                                           5   89      571.84    SL        7      0.00                571.84
     Metropolitan:                                            5   89    2,141.00    SL        7      0.00              2,141.00
     H.G. Daniels: Files                                      6   89    1,054.72    SL        7      0.00                996.83
     Linecraft: Racks                                         6   89      996.93    SL        7      0.00                996.93
     Jax International:                                       6   89    2,149.54    SL        7      0.00              2,149.54
     Grainge Cabinet                                          8   89      617.44    SL        7      0.00                617.44
     Model Display: Showroom                                 10   89      974.54    SL        7      0.00                974.54
     Universal Exhibits: Show Material                       11   89      760.41    SL        5      0.00                760.41
     Croppers Fire Extinguishers                              3   90    1,099.84    SL        7      0.00              1,099.84
     David Thompson: Addrays                                  4   90      755.41    SL        7      0.00                755.41
     Drapery Affair:                                          6   90      845.38    SL        7      0.00                845.38
     Hayworth: Modular Furniture & Partitions                 8   90      648.33    SL        7      0.00                648.33
     Hayworth: Modular Furniture & Partitions                 8   90   24,448.66    SL        7      0.00             24,448.66
     Xerox: 5065 Copier                                       7   90   28,196.88    SL        7      0.00             28,196.88
     Zenders: 3 Outside Tables                                9   90    1,701.20    SL        7     (0.00)             1,701.20
     Rapport: Exec. Conf. Room. Furn.                        11   90    2,235.88    SL        7      0.00              2,235.88
     Rapport: Exec. Conf. Room. Furn.                        11   90    2,485.88    SL        7      0.00              2,485.88
     Tri-Country: Chairs                                     11   90    2,234.65    SL        7      0.00              2,234.65
     Hayworth: Modular Furniture & Partitions                 9   90      440.89    SL        7      0.00                440.89
     Office Club: Chairs & Keyboard Drawers                  10   91      466.48    SL        7     46.65                466.48
     Office Club: Chairs                                      9   91      343.16    SL        7     34.32                343.16
     Hayworth: Modular Furniture & Partitions                10   91      994.53    SL        7     99.45                994.53
     Hayworth: Modular Furniture & Partitions                10   91      740.88    SL        7     74.09                740.88
     Hayworth: Modular Furniture & Partitions                10   91      740.88    SL        7     51.36                740.88
     NEC Business: Phones                                    10   91      513.60    SL        7     51.31                513.60
     Ikea:                                                   12   91      513.11    SL        5      0.00                513.11
     Skyline: Showroom                                        7   91   13,583.87    SL        5      0.00             13,583.87
     Aderson's Woodcraft: Showbooth                           9   91      575.00    SL        5      0.00                575.00
     Procraft: Showbooth                                      9   91   54,310.00    SL        5      0.00             54,310.00
     Procraft: Showbooth                                      9   91   38,411.75    SL        5      0.00             38,411.75
     Procraft: Showbooth                                      9   91   40,732.50    SL        5      0.00             40,732.50
     Procraft: Showbooth                                      11  91   1,729 .13    SL        5      0.00             1,729 .13
     Display Whse: Showbooth                                  11  91       73.60    SL        5      0.00                 73.60

               Purchases Through Fiscal Period # 11
                                                        Purch                Depr          Depr Exp      Accum Depr
                    Description                        FP   YR       Cost    Meth  Life      1998           10-98
--------- ------------------------------------------  ----  --   ----------  ----  ----  -------------  --------------
          Display Whse: Showbooth                      11   91       404.93   SL     5            0.00          404.93
          Bill Immerisk: Showbooth                     11   91       375.37   SL     5            0.00          375.37
          Steve Miller: Showbooth                      11   91     1,804.49   SL     5            0.00        1,804.49
          Hayworth: Modular Furniture & Partitions      2   92       401.84   SL     5           26.79          401.84
          Steve Miller: Ikea-3 Bookcases                2   92       318.26   SL     5           21.22          318.26
          NEC: A109925                                  2   92     2,915.38   SL     5          194.36        2,915.38
          Office Depot: 4500 Fax                        9   92       531.94   SL     5           35.46          531.94
          Pacific Office Interiors:                    12   92     1,033.47   SL     5           68.90        1,033.47
          JLJ Construction: 4 Crates                    5   92     1,650.00   SL     5          110.00        1,650.00
          IMS Enterprise: Oak Bike Displays            10   92     1,294.50   SL     5           86.33        1,294.90
          IMS Enterprise: Oak Bike Displays            10   92        75.00   SL     5            5.00           75.00
          Procraft: Showbooth                          11   92     5,850.36   SL     5          390.02        5,850.36
          Procraft: Showbooth                          11   92     5,986.16   SL     5          399.08        5,986.16
          Central Copy: FAX UF-128M + ZMG MEM               93     3,720.67   SL     5          951.28        3,720.67
          I-Med: Slide Projectors for Reps              6   93    21,505.90   SL     5        3,948.34       21,505.90
          MODULAR FURNITURE                             3   94     1,694.94   SL     5          338.99        1,624.32
          NEAX 2400 SIM 5200 UPGRADE                    6   94    45,908.00   SL     5        9,181.60       41,699.77
          NEC - 2nd Console                             9   94     3,151.45   SL     5          630.29        2,704.99
          Hayworth modular furniture                    9   94    32,447.01   SL     5        6,489.40       27,850.35
          Com-Aid 20 new phones                        10   94     2,740.12   SL     5          548.02        2,306.27
          NEC -  28 post cards                         11   94     4,151.30   SL     5          830.26        3,424.82
          PJP - add art room data station              11   94       138.00   SL     5           27.60          113.85
          PJP - 17 terminal & phone wiring             11   94     2,295.00   SL     5          459.00        1,893.38
          PJP - 3 fax & 8 phone lines                  11   94       430.98   SL     5           86.20          355.56
          PJP - Prod Dev - Wiring                      12   94       241.50   SL     5           48.30          195.21
          GTE: 30 Headsets                              1   95     4,265.12   SL     5          853.02        3,376.55
          Office Mart: Training room furniture          2   95     2,098.57   SL     5          419.71        1,626.39
          Reid Nansen: 3 movable offices in Art Dept.   3   95     8,800.00   SL     5        1,760.00        6,673.33
          Hunt Commm: Cindi 10 hr Harddrive             4   95     2,250.00   SL     5          450.00        1,668.75
          Morasi: Show Booth upgrades                  11   95     5,343.17   SL     5        1,068.63        3,339.48
          Continental: 2 Time Clocks                   11   95     5,422.09   SL     5        1,084.42        3,388.81
          Keith Willingham: Show Booth Logos           11   95     1,269.24   SL     5          253.85          793.28
          Interior Office: Cubicle Shelving            12   95     1,660.17   SL     5          332.03        1,009.94
          Vision Comm: PO Phone System                  1   96    10,735.58   SL     5        2,147.12        6,351.88
          Office World: PO                              4   96     4,492.71   SL     5          898.54        2,433.55
          Xiox: Call Accounting                         6   96     3,619.86   SL     5          723.97        1,840.10
          Stephanie Schmidt Nikon EZ digital camer      6   96    14,005.00   SL     5        2,801.00        7,119.21
          Office Depot: Desk, Credenza & File Cab       7   96       879.40   SL     5          175.88          432.37
          Office Mart:                                  8   96     3,071.91   SL     5          614.38        1,459.16
          Office Mart:                                  8   96       650.10   SL     5          130.02          308.80
          Office Mart:                                  8   96     3,421.10   SL     5          684.22        1,625.02
          Office Mart:                                  1   97     1,548.88   SL     5          309.78          606.64
          Bryan Seti: 35" Color TV                      8   97     1,095.23   SL     5          219.05          301.19
          Sharon Reisinger:                             9   97     1,507.45   SL     5          301.49          389.42
                                                                 ----------              -------------  --------------
          TOTAL OFFICE EQUIP & FURN                              714,967.59                  40,534.81      672,546.10
                                                                 ----------              -------------  --------------

     PURCHASES THROUGH FISCAL PERIOD # 11

                                                       PURCH                     DEPR           DEPR EXP      ACCUM DEPR
               DESCRIPTION                              FP       YR    COST      METH    LIFE     1998           10-98
------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT - 1320 & 1420 - 1
         --------------------------------------
     Computers Unlimited: 2 ATs                          1       89    1,969.00    SL     7         0.00       1,969.00
     Tan-data: Manifest System                           2       89    6,953.26    SL     7         0.00       6,953.26
     Microamerica: 6 WYSE Terminals & Keybo              2       89    5,260.85    SL     7         0.00       5,260.85
     Acme-Ware: AT                                       2       89    3,041.00    SL     7         0.00       3,041.00
     IDS Inc Port Contender                              2       89      693.23    SL     7         0.00         693.23
     IDS Inc Port Contenders                             2       89    1,343.32    SL     7         0.00       1,343.32
     Acme Ware: B ATs                                    2       89    8,739.00    SL     7         0.00       ?,739.00
     Data Vue: 24 Sparks Laptops                         3       89   25,030.00    SL     7         0.00      25,030.00
     Pactel Infosystems: Monitor                         4       89    4,955.50    SL     5         0.00       4,955.50
     SOS Computer: Mac RAM                               5       89    2,604.99    SL     7         0.00       2,604.99
     Micro Telesis: Computer 286                         5       89    1,317.95    SL     7         0.00       1,317.95
     Lewis & Lewis: Plotter, Printer & Tape Drive        5       89    7,022.50    SL     7         0.00       7,022.50
     PC House: AT 386                                    5       89    2,545.01    SL     7         0.00       2,545.01
     High Technology: 19 Citizen Printers                6       89    2,861.55    SL     7         0.00       2,861.55
     P.C. & C.: 2 286s                                   7       89    2,347.90    SL     7         0.00       2,347.90
     Datavue: 19 Sparks Laptops                          7       89   19,285.00    SL     7         0.00      19,285.00
     Personnel Computer: 2 286s & Printer                8       89    7,416.82    SL     7         0.00       7,416.82
     Micro: Keyboards                                   10       89      595.40    SL     7         0.00         595.40
     SOS Computer: Mac II                               10       89    4,513.47    SL     7         0.00       4,513.47
     Soft Whse: 2 286s                                  11       89    1,894.22    SL     7         0.00       1,894.22
     P&C Research: AT                                   11       89    2,260.00    SL     7         0.00       2,260.00
     Triathon: Computer - RT 135                        11       89   21,800.00    SL     7         0.00      21,800.00
     Triathon: Computer - RT 135                        12       89   91,880.00    SL     7         0.00      91,880.00
     Pickblue/Triathon: RT 135                           1       90    1,360.00    SL     7         0.00       1,360.00
     State Board: Sales Tax - RT 135                    12       89    5,421.64    SL     7         0.00       5,421.64
     P.C. & C. Research: Harddrive 40 mb                12       89      413.40    SL     7         0.00         413.40
     Personnel Computer: 386                             2       90    4,259.56    SL     7         0.00       4,259.56
     WCS: 4 Turbo XTs                                    3       90    4,322.87    SL     7         0.00       4,322.87
     Data Vue: 2 Sparks                                  3       90    3,389.00    SL     7         0.00       3,389.00
     PCA: 4 mb Ram                                       4       90      808.75    SL     7         0.00         808.75
     Wizard: 4 mb Ram                                    4       90      900.00    SL     7         0.00         900.00
     Sun Computers: Toshiba Laptop                       5       90    1,888.13    SL     7         0.00       1,888.13
     Sun Computers: HP Laser Jet II                      5       90    1,227.63    SL     7         0.00       1,227.63
     Sun Computers: AST 286                              5       90    1,371.06    SL     7         0.00       1,371.06
     Sun Computers: AST 386 & Monitor                    7       90    2,983.66    SL     7         0.00       2,983.66
     Sun Computers: Math ????? & 4 mb Ram                7       90    1,040.81    SL     7         0.00       1,040.81
     Hewlett Packard: New System Translations           11       90    1,062.50    SL     7         0.00       1,062.50
     MST Dist: Phone System                             11       90    1,507.75    SL     7         0.00       1,507.75
     Datagram: 5 Portable Modems                        11       90    1,250.94    SL     7         0.00       1,250.94
     DA/COM Services: Install Phone System              12       90    2,919.00    SL     7         0.00       2,919.00
     MST Dist: Phone System                             11       90   16,219.00    SL     7         0.00      16,219.00
     MST Dist: Phone System                             11       90    1,507.75    SL     7         0.00       1,507.75
     Dell: 33 mhz 386DX & Monitor                       12       90    7,588.38    SL     7         0.00       7,588.38
     MST Dist: Phone System                             12       90      637.50    SL     7         0.00         637.50
     Phil Bachman: Toshiba Power                         1       91      400.00    SL     5         0.00         400.00
     Shepard Info: 7 WYSE Terminals & Keyboa             4       91    2,975.12    SL     5         0.00       2,975.12
     Shepard Info: 8 WYSE Terminals & Keyboa             9       91    3,337.36    SL     5         0.00       3,337.36
     Tan-data: UPS Manifest Printer                     10       91    1,867.31    SL     5         0.00       1,867.31
     Dell: 33 mhz 386DX w/ Tape Drive & Monit           10       91    5,622.32    SL     5         0.00       5,622.32
     Patrick Lowe: Mono Monitor                         11       91      353.76    SL     5         0.00         353.76
     Oxnard Computer Cntr (Bofa): 3 Citizen Pri          7       91    1,555.43    SL     5         0.00       1,555.43
     Technic: Hi Speed Printer                          11       91   18,133.70    SL     5         0.00      18,133.70
     Contemporary City:                                          91    4,239.00    SL     5         0.00       4,239.00
     Computer Village: Mac 1?fx w/ Scanner Las          11       92   18,151.00    SL     5         0.00      18,151.00
     Computer Village: Max 2/4D. Monitor & Prin          2       92    2,899.68    SL     5         0.00       2,899.68
     Teltron: Panasonic Printer                          2       92      802.23    SL     5         0.00         802.23
     Mac Whyse: Monitor                                  2       92      652.00    SL     5         0.00         652.00
     LA Data: 7 Monitors                                 2       92    2,777.78    SL     5         0.00       2,777.78
     JTI: Modem                                          7       92      486.92    SL     5         0.00         486.92
     Computer Village Microage: Apple Classic 1          8       92    1,725.65    SL     5         0.00       1,725.65

     PURCHASES THROUGH FISCAL PERIOD # 11

                                                       PURCH                     DEPR           DEPR EXP      ACCUM DEPR
               DESCRIPTION                               FP    YR       COST     METH    LIFE     1998           10-98
-------------------------------------------------      -----  -----   ---------  -----   ----   ---------    -----------
     Tan-data: #IN52811                                 12       92    2,410.00   SL       5        0.00       2,410.00
     Computer Village: Quadra 950 & 20" Monito           1       93   12,161.00   SL       5    1,216.17      12,161.70
     Computer Village: Quadra 950 & 20" Monito           1       93   12,834.37   SL       5    1,283.44      12,834.37
     Computer Village: Apple Mac II SI 5/80 & M          1       93    2,719.07   SL       5      271.91       2,719.07
     Computer Village: External Removable Hard           1       93      683.18   SL       5       68.32         683.18
     Computer Village: Laserwriter II                    1       93    3,547.29   SL       5      354.73       3,547.29
     Computer Village: GCC 50S Ultra Drive Ext           1       93      461.41   SL       5       46.14         461.41
     Computer Village: Suprafax Modem                    1       93      356.31   SL       5       35.63         356.31
     Computer Village: Umax 1200S Flatbed Sc             1       93    3,678.67   SL       5      367.87       3,678.67
     Computer Village: Umax Transparency Ada             1       93      788.29   SL       5       78.83         788.29
     Teltron: Various Depts                              1       93    2,184.84   SL       5      121.70       2,184.84
     PC Connection: Laptop Modems                        5       93      600.00   SL       5       33.42         600.00
     PC Connection: Laptop Modems                        5       93      714.00   SL       5       39.77         714.00
     Computer Village: PD                                6       93    1,061.00   SL       5       59.10       1,061.00
     Computer Village: Pwr Bk - J. Stevenson             8       93    2,859.29   SL       5      159.27       2,859.29
     Apple: Monitor                                     12       93      186.62   SL       5       10.40         186.62
     QUADRA 840AV 8/230                                  1       94    3,378.38   SL       5      675.68       3,350.22
     13 8MB MEMORY UPGRADES                              1       94    2,199.00   SL       5      439.80       2,180.68
     1 DELL DIMENSION 486SX                              2       94    1,464.57   SL       5      292.91       1,427.96
     1 QUADRA 610 8/230                                  3       94    1,794.82   SL       5      358.96       1,720.04
     1 APPLE MONITOR & KEYBOARD                          3       94      353.93   SL       5       70.79         339.18
     1 FUTURA II LX Video Card                           3       94      822.95   SL       5      164.59         788.66
     2 QUADRA 605s & 1 POWERBOOK                         4       94    4,976.40   SL       5      995.28       4,686.11
     10 MEG POWERBOOK MEMORY                             4       94    1,314.50   SL       5      262.90       1,237.82
     1 POWERBOOK                                         4       94    3,265.76   SL       5      653.15       3,075.26
     1 HP LASERJET PRINTER                               4       94    1,445.67   SL       5      289.13       1,361.34
     1 PRO DAT TAPE BACKUP                               5       94    1,202.95   SL       5      240.59       1,112.73
     DELL DIMENSION PC 4SX33                             6       94    1,555.08   SL       5      311.02       1,412.53
     Compaq Presano PC w/ Monitor                        9       94    1,797.51   SL       5      359.50       1,542.86
     2 Compaq Presano PCs w/ 1 Monitor                   9       94    2,989.07   SL       5      597.81       2,565.62
     Pionix PC 4DX2/66 w/ Monitor                        9       94    2,049.55   SL       5      409.91       1,759.20
     Comp USA -                                         11       94      262.76   SL       5       52.55         216.78
     Comp USA: Laptop & Printer-Ron B.                  12       94    2,207.21   SL       5      441.44       1,784.16
     Comp USA: Mac - Sales Admin Assist                 12       94    1,885.46   SL       5      377.09       1,524.08
     Comp USA: HP 4L Laserjet - Finance                 12       94      574.60   SL       5      114.92         464.47
     Comp USA: Compaq 486 SX266 - Liz                    1       95    1,561.56   SL       5      312.31       1,236.24
     Comp USA: PWR Mac 7100 - Dan Shirey                 1       95    2,999.78   SL       5      599.96       2,374.83
     Comp USA: 486 DX50 laptop - Brian                   1       95    2,528.95   SL       5      505.79       2,002.09
     Comp USA: Compaq 486DX266 - Victor                  1       95    2,394.52   SL       5      478.90       1,895.66
     Comp USA: Compaq 486 SX266 - Kim Binn               1       95    1,531.13   SL       5      306.23       1,212.14
     Comp USA: HP 4Plus Laserjet - Finance               1       95    1,569.00   SL       5      313.80       1,242.13
     Comp USA: Compuayne 486DX2/66 & HP                  3       95    1,919.31   SL       5      383.86       1,455.48
     Comp USA: 486DX266 - Wende                          4       95    1,563.62   SL       5      312.72       1,159.68
     Mac Whse: DRI 0658 8GB Mac network ba               4       95    1,202.00   SL       5      240.40         891.48
     Comp USA: 486DX266 & HP 540 Printer -               4       95    1,862.85   SL       5      372.57       1,381.61
     Teltron: 486 PC - Stephanie-T                       6       95    1,201.20   SL       5      240.24         850.85
     Comp USA: Monitor - Carolyn                         7       95      235.95   SL       5       47.19         163.20
     Comp USA: PC P75 8/850 - Carolyn                    7       95    2,016.96   SL       5      403.39       1,395.06
     Comp USA: Laptop & Printer - Jamison                8       95    2,445.97   SL       5      489.19       1,651.03
     Mac Whse: Scanner - Art Dept.                      10       95    2,728.00   SL       5      545.60       1,750.47
     Comp USA: Laptop - Brent                           10       95    3,569.28   SL       5      713.86       2,290.29
     Comp USA: Laptop - Liz                             10       95    3,043.76   SL       5      608.75       1,953.08
     Comp USA: Laptop - Renee                           10       95    2,851.78   SL       5      570.38       1,829.89
     Comp USA: DEC STR915 P100 8/850 - Re               12       95    1,854.57   SL       5      370.91       1,128.20
     Technic: Hi Speed Printer                          12       95    3,081.40   SL       5      616.28       1,874.52
     Comp USA: 2 Tosh T2135CS Kari & Eric                1       96    6,517.59   SL       5    1,303.52       3,856.24
     Comp USA: PC Network                                1       96   29,486.28   SL       5    5,897.26      17,446.05
     Comp USA: Toshiba Laptop - Chris                    1       96    3,053.42   SL       5      610.68       1,806.61
     PJP Comm: Install Network Jacks                     2       96    2,899.40   SL       5      579.88       1,667.16
     Comp USA: Windows NT Server                         2       96      736.81   SL       5      147.36         423.67
     Comp USA: Toshiba Laptop - Ron Blocher              3       96    2,467.54   SL       5      493.51       1,377.71

               PURCHASES THROUGH FISCAL PERIOD # 11
                                                       PURCH                    DEPR           DEPR EXP     ACCUM DEPR
                   DESCRIPTION                          FP  YR       COST       METH    LIFE     1998          10-98
----------------------------------------------------------------------------------------------------------------------
          Comp USA: Laptop P75 - Hans                   4   88        3,056.42   SL      5       611.28       1,655.56
          Comp USA: Laptop P75 & Printer - Peter O.     4   96        3,467.02   SL      5       693.40       1,877.97
          Teltron: PC P75 - Alex                        4   95        2,239.38   SL      5       447.88       1,213.00
          Teltron: PC P75 - Jamie                       4   98        2,239.38   SL      5       447.88       1,213.00
          JV 04-30A: Vanous Network Equipment           4   96        3,933.78   SL      5       786.76       2,130.80
          Comp USA: Toshiba Port Replicator - Peter     5   95          358.85   SL      5        71.77         188.40
          Cad/Cam Consult Autocad C3 & Designer         5   98        5,280.76   SL      5     1,056.15       2,772.40
          Pick: Advanced Pick Software & Training       5   95        8,800.00   SL      5     1,760.00       4,620.00
          Inmac Network Relay Rack                      5   96          339.23   SL      5        67.85         178.10
          Teltron: P75 & Monitor - Julie                5   98        1,781.42   SL      5       356.28         935.25
          Teltron: P75 & Monitor - Call Acctg           5   98        1,781.42   SL      5       356.28         935.25
          Teltron: Pro 200 - McWethy                    5   88        8,472.75   SL      5     1,694.55       4,448.19
          Teltron: P75 & Monitor - Louise               6   95        1,781.42   SL      5       358.28         905.56
          Best Products: Fixed Asset Software           6   95        1,618.34   SL      5       323.67         822.88
          Comp USA: UPS for RS6000                      6   98        2,323.46   SL      5       464.69       1,181.09
          Comp USA: Mirror harddrive - Network          6   98        1,173.37   SL      5       234.67         596.45
          Pick                                          7   95          290.63   SL      5        58.13         142.89
          Comp USA:                                     7   96        3,700.11   SL      5       740.02       1,819.22
          Teltron: P75 & Monitor - Linda-E              7   96        1,542.79   SL      5       308.56         758.?4
          Comp USA: Apple PM8500 - Mktg                 7   96        4,422.99   SL      5       884.60       2,174.64
          Teltron:                                      9   98        1,822.18   SL      5       364.44         835.17
          Comp USA:                                     9   96        3,144.52   SL      5       628.90       1,441.24
          Comp USA:                                     9   96        4,337.59   SL      5       867.52       1,988.06
          HKL: Distribution Software                   10   96        6,468.30   SL      5     1,293.66       2,856.83
          Hardware ????:  Terminals                    11   96          738.00   SL      5       147.60         313.65
          Teltron:                                     11   96        1,847.92   SL      5       369.58         785.37
          Technic:                                     11   96        3,333.44   SL      5       666.69       1,416.71
          AT Plus:                                     11   96        1,874.73   SL      5       374.95         796.76
          Teltron:                                     12   96        1,386.74   SL      5       277.35         566.25
          AT Plus:                                     12   96          583.07   SL      5       112.61         229.92
          Comp USA:                                    12   96        2,815.32   SL      5       563.06       1,149.59
          AT Plus:                                     12   98        2,357.36   SL      5       471.47         962.59
          Comp USA:                                    12   95        2,678.47   SL      5       535.69       1,093.71
          AT Plus:                                     12   96          232.73   SL      5        46.55          95.03
          AT Plus:                                      1   97        1,178.68   SL      5       235.74         461.65
          Comp USA:                                     1   97        2,827.11   SL      5       565.42       1,107.28
          AT Plus:                                      2   97        1,178.68   SL      5       235.74         442.01
          AT Plus:                                      2   97        1,639.85   SL      5       327.97         614.94
          AT Plus:                                      2   97        1,167.95   SL      5       233.59         437.98
          Comp USA:                                     3   97        2,968.24   SL      5       593.65       1,063.62
          Comp USA:                                     3   97        3,339.32   SL      5       667.86       1,196.59
          PC Connection:                                3   97        1,234.85   SL      5       246.97         442.49
          Comp USA: JV 08-30A.6:                        3   97        2,932.14   SL      5       586.43       1,050.68
          Comp USA:                                     5   97        2,286.57   SL      5       457.31         743.14
          Ambertech:                                    5   97        3,202.49   SL      5       640.50       1,040.81
          Renee Buckly:                                 7   97        2,693.67   SL      5       538.73         785.65
          AT Plus:                                      8   97        1,016.73   SL      5       203.35         279.60
          Comp USA:                                     9   97        2,917.17   SL      5       583.43         753.60
          AT Plus:                                      9   97        1,016.73   SL      5       203.35         262.66
          AT Plus:                                      9   97        1,016.73   SL      5       203.35         262.66
          AT Plus:                                      9   97        1,423.21   SL      5       284.64         367.66
          Comp USA:                                     9   97        1,224.49   SL      5       244.90         316.33
          Unipress Software:                            9   97        2,750.00   SL      5       550.00         710.42
          AT Plus:                                     10   97        1,246.25   SL      5       249.25         301.18
18931.910 Intosh:                                      12   97        9,307.10   SL      5     1,861.42       1,938.98
  18991   NEC:                                         12   97       24,194.48   SL      5     4,838.90       5,040.40
  18986   Comp USA:                                    12   97        1,394.15   SL      5       278.83         291.27
  18988   Comp USA:                                    12   97        1,740.74   SL      5       348.15         361.06
  18990   Comp USA:                                    12   97        1,549.83   SL      5       309.97         322.88
          Comp USA: JV 12-300.2:                       12   97        2,269.90   SL      5       453.98         472.90
  19203   Pinpoint Software:                            1   98        1,301.09   SL      5       249.38         249.38

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR         PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD # 11
                                                       PURCH                         DEPR           DEPR EXP     ACCUM DEPR
                   DESCRIPTION                          FP  YR       COST            METH    LIFE     1998          10-98
---------------------------------------------------    ---  --   -----------------  -----  ------  ---------   ---------------
 19206    Comp USA:                                     1   98          4,929.67      SL      5         944.85         944.85
 19208    Comp USA:                                     1   98          2,570.20      SL      5         492.62         492.62
 18987    Comp USA:                                     1   98          1,329.87      SL      5         254.89         254.89
 19065    Mac Warehouse:                                1   98          8,210.75      SL      5       1,573.73       1,573.73
 19068    Comp USA:                                     2   98          2,501.82      SL      5         437.82         437.82
 19122    Cad/Cam Consult                               2   98          1,067.14      SL      5         186.75         186.75
          Dataworks: Infoflo software                   4   98        192,867.68      SL      5      27,322.92      27,322.92
          Dataworks: returned software                  4   98       (122,800.48)     SL      5     (17,396.73)    (17,396.73)
          Dataworks: refund received                    4   98        (70,067.20)     SL      5      (9,926.19)     (9,926.19)
 19307    Comp USA:                                     2   98          5,209.63      SL      5         911.69         911.69
 19117    Comp USA:                                     2   98          1,144.88      SL      5         200.35         200.35
 19375    Comp USA:                                     3   98              0.00      SL      5           0.00           0.00
 19570    Insight:                                      4   98          1,049.94      SL      5         148.74         148.74
 19546    Insight:                                      4   98         11,009.76      SL      5       1,559.72       1,559.72
 19534    Insight:                                      4   98          2,014.26      SL      5         285.35         285.35
 19539    Insight:                                      4   98          1,050.93      SL      5         148.88         148.88
 19543    Insight:                                      4   98          5,779.44      SL      5         818.75         818.75
 19542    Insight:                                      4   98         26,205.88      SL      5       3,712.50       3,712.50
 19894    Insight:                                      4   98          1,061.90      SL      5         150.44         150.44
 19893    Insight:                                      6   98          1,209.48      SL      5         131.03         131.03
 19880    Insight:                                      6   98          6,194.86      SL      5         671.11         671.11
 19893    Insight:                                      6   98         10,600.05      SL      5       1,148.34       1,148.34
 19893    Insight:                                      6   98            651.98      SL      5          70.63          70.63
 19880    Insight:                                      6   98         10,289.76      SL      5       1,114.72       1,114.72
 19880    Insight:                                      6   98         14,474.70      SL      5       1,568.09       1,568.09
 10181    Insight:                                      6   98          1,539.94      SL      5         166.83         166.83
3879774   Insight:                                      7   98         12,949.26      SL      5       1,187.02       1,187.02
3882815   Insight:                                      7   98            699.75      SL      5          64.14          64.14
3847871   Insight:                                      7   98            369.15      SL      5          33.84          33.84
  9534    Insight: 3 notebooks purch in Feb.            7   98          6,042.82      SL      5         553.?3         553.?3
 10270    Insight:                                      8   98          4,289.90      SL      5         321.74         321.74
          Financing of 2/98 - 6/98 PCs above:           9   98       (117,483.76)     SL      5     (13,855.80)    (13,855.80)
 10325    Insight:                                      8   98          2,389.92      SL      5         179.24         179.24
120997    Mac Warehouse:                                9   98            489.00      SL      5          28.53          28.53
110485    Micro Warehouse:                              9   98          3,276.30      SL      5         191.12         191.12
110533    Unipress                                      9   98          6,038.00      SL      5         352.22         352.22
          Insight:                                     10   98          1,139.94      SL      5          47.50          47.50
          Micro Warehouse:                             10   98          1,470.15      SL      5          61.26          61.26
                                                                     -----------                    ----------     ----------
          TOTAL COMPUTER EQUIP                                        739,486.72                     69,215.38     562,779.84

PURCHASES THROUGH FISCAL PERIOD & 11

                                                             PURCH                  DEPR           DEPR EXP     ACCUM DEPR
                    DESCRIPTION                             FP   YR     COST        METH   LIFE      1998         10-98
--------- --------------------------------                  --   --   ---------     ----   ----    --------     ----------
LEASEHOLD IMPROVEMENTS -1330 & 1430-1
          --------------------------------
          Arbon: Dockboards                                 2   89    18,593.00      SL     10     1,859.30     18,593.00
          Mulcahey Plumbing: Air Systemm                    2   89     3,350.00      SL     10       335.00      3,350.00
          Power Machinery: Beam Install                     3   89     2,785.00      SL     10       278.50      2,785.00
          Coastel Telephone: Closed Circuit                 3   89       518.50      SL     10        51.85        518.50
          Dale Barnett: Electrical                          3   89       750.00      SL     10        75.00        750.00
          Dale Barnett: Electrical                          3   89     1,898.95      SL     10       189.90      1,898.95
          Arbon: Install Dock Doors                         5   89     2,238.47      SL     10       223.85      2,238.47
          Dale Barnett: Electrical                          5   89     1,200.00      SL     10       120.00      1,200.00
          Morris: Security                                  5   89       244.00      SL     10        24.40        244.00
          Eric Meyer: Partition                             9   89       872.00      SL     10        87.20        872.00
          Computer Room Services: Floor                     9   89     3,650.00      SL     10       365.00      3,650.00
          Computer Room Services: Floor                     9   89     1,866.50      SL     10       186.65      1,866.50
          Dale Barnett: Mail Room 30 amp Circuit            6   90       825.00      SL     10        82.50        577.50
          Dale Barnett: Added Circuits                      8   90     1,827.00      SL     10       182.70      1,278.90
          Dale Barnett: Outlets                            10   90     1,804.50      SL     10       180.45      1,263.15
          Dale Barnett: Outlets, Lights & Switches         10   90     1,897.57      SL     10       189.76      1,328.30
          Power Machinery: 185 Anchors                     11   91       804.38      SL     10        80.44        643.50
          Challenge Fire: Sprinklers                        2   92     8,800.00      SL     10       880.00      6,160.00
          Variety Lighting: Exit Signs                      3   92     1,880.00      SL     10       188.00      1,316.00
          JLI Construction: Electrical                      4   92       950.00      SL     10        95.00        665.00
          Scotty Chitwood:                                  7   94     4,004.72      SL     10       400.47      1,785.44
          Venco power to modulars                           9   94       850.00      SL     10        85.00        389.58
          Randall Fire sprinkler over electric room        10   94       390.00      SL     10        39.00        172.25
          Lloyd Henry - 2 showroom offices                 10   94     9,002.00      SL     10       900.20      3,975.88
          Lloyd Henry - wnse slider & fencing              10   94     4,300.00      SL     10       430.00      1,899.17
          Capps - Archive lighting                         10   94     1,138.00      SL     10       113.80        502.62
          Terry - Showroom Wall Slats                      11   94       740.03      SL     10        74.00        314.51
          Lloyd Henry: Showroom Office Work                12   94       607,00      SL     10        60.70        247.86
          Signature Signs - Front DB sign                   9   95     1,375.00      SL     10       137.50        767.71
          Reid Nansen:                                     10   95       500.00      SL     10        50.00        270.83
          ITC:                                              9   96       383.34      SL     10        38.33        137.36
          Solargy: Energy Calcs                             9   98     4,850.00      SL     10       141.46        141.46
          Semco. Sweet & Meyer: Consulting                 10   98     5,077.40      SL     10       105.78        105.78
                                                                     ----------                   ---------     ---------
          TOTAL LEASEHOLD IMPROVEMENTS                                89,972.36                    8,251.73     61,909.22

                      PURCHASES THROUGH FISCAL PERIOD 11

                                                          Purch                Depr          Depr Exp       Accum Depr
                      Description                         FP  YR      Cost     Meth Life       1998           10-98
---------   ----------------------------------------     --- ---   ----------  ---- ----   -------------  --------------
VEHICLES -  1340 & 1440-1
            ----------------------------------------
            1986 Chevy Astro Van - General                 4  86    11,691.99    SL   4       1,169.20       11,691.99
            Kemp Ford: Team Van                            4  93    10,000.00    SL   5       1,621.06       10,000.00
            Kemp Ford: Team Van                            5  93    16,545,98    SL   5       2,682.20       16,545.98
            Signs of Distinction: Logos and Paint          6  93     2,168.60    SL   5         351.54        2,168.60
            William Woodul: Team Van Cabinets              7  93     2,042.00    SL   5         331.02        2,042.00
            William Woodul: Team Van Cabinets              8  93     1,294.00    SL   5         209.75        1,294.00
            Ed Green - Executive Auto: Lincoln - Todd      4  93    19,000.00    SL   5       2,755.00       19,000.00
            Disposed - Executive Auto: Lincoln - Todd      5  98   (19,000.00)   SL   5           0.00      (19,000.00)
            Jeep Grand Cherokee - Burt                     4  94    25,000.00    SL   5       5,000.00       22,041.67
            Disposal - Jeep Grand Cherokee - Burt         10  98   (25,000.00)   SL   5      (1,041.67)      (1,041.67)
            GMC Yukon - Fred                               6  95    25,000.00    SL   5       5,000.00       17,708.33
            Fillmore Central: Promo Trailer & spare tire   6  95     4,634.07    SL   5         926.81        3,282.47
19355       Performance Trailers: 5th wheel awning         5  98    10,381.17    SL   5       1,297.65        1,297.65
            Rusnak BMW: John Barker                        5  98    35,811.01    SL   5       4,476.38        4,476.38
                                                                   -----------               ----------     -----------

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR         PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD #11

                                                             PURCH                        DEPR            DEPR EXP      ACCUM DEPR
                           DESCRIPTION                      FP   YR          COST         METH   LIFE       1998           10-98
---------- --------------------------------------------    ---- -----    -------------   ------  -----  ------------   -------------
           TOTAL VEHICLES                                                  119,568.82                     24,778.95      91,507.39
                                                                         -------------                  ------------   -------------
TOOLING -  FITNESS - 1305 & 1405-2
           --------------------------------------------
           JOHNSON METAL                                         91        147,607.00      SL      7      24,249.72     147,607.00
           JOHNSON METAL                                         93         45,000.00      SL      5      19,2?5.71      45,000.00
           U.S. CUSTOM SERVICE                              8    94          7,818.32      SL      5       1,563.66       6,541.03
           Johnson Metal                                    1    95          3,655.00      SL      5         731.00       2,893.54
           Emotion Fitness: Dvlpmt of noise reduction       1    95          2,479.90      SL      5         495.98       1,963.25
           JMI: HRT 1000 side case tooling                  4    95         90,389.81      SL      5      18,077.95      67,039.11
           Arex: HRT 1000 Console Tooling                   7    95         26,720.00      SL      5       5,344.00      18,451.33
           JMI: 1000 senes jig & fixture                    8    95         31,120.31      SL      5       6,224.06      21,006.21
           Arex: HRT 1000 Tooling                          10    95         29,166.00      SL      5       5,837.20      16,727.68
           JMI:                                             7    96         23,340.23      SL      5       4,668.05      11,475.61
           JMI:                                             7    96         58,903.85      SL      5      11,780.77      28,961.06
           JMI:                                             7    96          1,000.00      SL      5         200.00         491.67
           JMI:                                            12    96         99,551.69      SL      5      19,910.34      40,650.27
           JMI: sWSI-970110                                 3    97         17,642.00      SL      5       3,528.40       6,321.72
  19651    Abler:                                           9    98          5,333.33      SL      5         311.11         311.11
  19691    Abler:                                           9    98         10,666.67      SL      5         622.22         622.22
  19685    Master Patern:                                   9    98         14,700.00      SL      5         857.50         857.50
  19693    Pierson Designs:                                 9    98          1,480.00      SL      5          8?.33          8?.33
  19697    Pierson Designs:                                 9    98          5,000.00      SL      5         291.67         291.67
  19686    Vytron:                                          9    98          3,200.00      SL      5         186.67         186.67
           JV 09-153 - 1200T treadmill tooling              9    98         98,580.37      SL      5       5,750.52       5,750.52
                                                                         -------------                  ------------   -------------

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR         PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD #11

                                                             PURCH                        DEPR            DEPR EXP      ACCUM DEPR
                           DESCRIPTION                      FP   YR          COST         METH   LIFE       1998           10-98
---------- --------------------------------------------    ---- -----    -------------   ------  -----  ------------   -------------
           TOTAL TOOLING - FITNESS                                         723,374.48                    130,002.88      425,565.51
                                                                         -------------                  ------------   -------------
MACHINERY & EQUIPMENT - 1300 & 1400-3
           --------------------------------------------
           BIG JOE STOCK SELECTOR                          12    78         10,309.20     200DB    7           0.00       10,309.20
           RACKS - W.W. CANNON                              9    81          1,204.37       SL     7           0.00        1,204.37
           LADDER, PLATFORM TRUCKS                         10    81            514.61       SL     7           0.00          514.61
           WHEEL CAGES - MARK LAWERANCE                    12    82          2,343.00       SL     7           0.00        2,343.00
           DIGITAL SCALE                                   12    82            808.89       SL     7           0.00          808.89
           RIG-U-RACK BEAMS                                12    82            516.05       SL     7           0.00          516.05
           RIG-U-RAK BEAMS                                  8    83            462.99       SL     7           0.00          462.99
           FRAMES & BEAMS - LYNCH                          11    83          1,403.31       SL     7           0.00        1,403.31
           POWER LIFT TRUCK                                11    83         10,345.00       SL     7           0.00       10,345.00
           CONVEYOR - ASTON EQUIP.                          1    84            627.90       SL     7           0.00          627.90
           PALLET JACK - R.L. SPEAR                         1    84            285.77       SL     7           0.00          285.90
           FRAMERS & BEAMS - LYNCH                          2    84          1,388.87       SL     7           0.00        1,388.87
           POWER LIFT TRUCK                                11    84         10,468.03       SL     7           0.00       10,468.03
           POWER LIFT BATTERY                              11    84          1,884.00       SL     7           0.00        1,884.00
           PRIME MOVER                                     12    87         12,691.35       SL     7           0.00       12,691.35
           W.W. Transport Racks & Beams                     1    89         12,000.00       SL     7           0.00       12,000.00
           Thornell: 4 Workbenchs                           2    89            573.52       SL     7           0.00          573.52
           Thornell: Conveyer                               2    89          4,053.16       SL     7           0.00        4,053.16
           Illinois Storage                                 8    92          1,353.89       SL     5           0.00        1,353.89
           Interstate Pallet                                4    93          5,099.64       SL     5         540.36        5,099.64
           REB: Rack System                                 1    94         28,595.74       SL     5       5,719.15       25,617.02
           Amer. Ind.: Mitsubishi Forklift FGC15            4    94          9,406.87       SL     5       1,881.37        8,858.14
           Assoc Mat: Raymond Ordernicker                   7    94         21,051.82       SL     5       4,210.36       18,771.21
           REB: 164 Pallet Rack Beams                       4    95          3,513.50       SL     5         702.70        2,605.85
           Assoc Mat: Raymond elect pallet jack             4    95          8,319.88       SL     5       1,663.98        6,170.58
                                                                         -------------                  ------------   -------------

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR
PURCHASES THROUGH FISCAL PERIOD # 11                      PRINT DATE - 10/05/98

                                                         PURCH                        DEPR                DEPR EXP   ACCUM DEPR
                      DESCRIPTION                         FP    YR        COST        METH    LIFE          1998        10-98
--------- -----------------------------------------       --    --    ------------  -------  ------     ----------  ------------
          TOTAL MACHINERY & EQUIP                                       149,221.36                       14,717.92    1?0,358.33
                                                                      ------------                      ----------  ------------
FURNITURE & FIXTURES - 1310 & 1410-3
          -----------------------------------------
          ADT: Security System                             1    89          895.87      SL      7             0.00        895.87
          TIE Systems: Phone System-Ultra com CX           4    89        5,176.61      SL      7             0.00      5,176.61
          Aarons Office Furn: Desks & Chairs               5    89        7,969.43      SL      7             0.00      7,969.43
          Office Mart                                      6    89        1,029.07      SL      7             0.00      1,029.07
          Communitech:                                     7    89          603.20      SL      7             0.00        603.20
          Panasonic Copier                                      90        6,257,38      SL      7             0.00      6,257.38
                                                                      ------------                      ----------  ------------

               PURCHASES THROUGH FISCAL PERIOD # 11

                                                     PURCH                           DEPR             DEPR EXP     ACCUM DEPR
                     DESCRIPTION                       FP   YR        COST           METH     LIFE      1998          10-98
-------- ----------------------------------------      --   --    ----------       --------  ------  ----------   ------------
         TOTAL OFFICE EQUIP & FURNITURE                            21,931.56                               0.00      21,931.56
                                                                  ----------                         ----------   ------------
COMPUTER EQUIPMENT - 1320 & 1420-3
         ----------------------------------------
         Tan-data: Manifest System                      1   89      8,866.88         SL        7           0.00       8,866.88
         Burlington Computers: 5 WYSE Terminals         2   89      1,921.50         SL        7           0.00       1,921.50
         Burlington Computers: Harddrive                4   89        608.48         SL        7           0.00         608.48
         Pacific Mtn Computers: Printer                 8   89      1,530.50         SL        7           0.00       1,530.50
         Elec-tek: PC - L Coleman                       2   93      1,967.40         SL        5         325.02       1,967.40
         Elec-tek: PC - L Coleman                       8   93      1,953.00         SL        5         322.64       1,953.00
         Comp USA: Laptop & Printer-Wally              12   94      2,304.80         SL        5         460.96       1,863.05
         Hardware Periphrials: Terminals               11   96        738.00         SL        5         147.60         313.65
                                                            --    ----------                         ----------   ------------

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR        PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD # 11

                                           PURCH                       DEPR                 DEPR EXP        ACCUM DEPR
              DESCRIPTION                    FP  YR         COST       METH       LIFE        1998            10-98
---- -----------------------------------     --  --     -----------   ------     ------    ---------       ------------
     TOTAL COMPUTER EQUIPMENT                            19,890.56                          1,256.22         19,024.46
                                                 --     -----------                        ---------       ------------
LEASEHOLD IMPROVEMENTS - 1330 & 1430-3
     -----------------------------------
     LIGHTING                                 2  94      14,371.50      SL         10       1,437.15          7,006.11
                                                        -----------                        ---------       ------------

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR         PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD # 11

                                                        PURCH                             DEPR            DEPR EXP      ACCUM DEPR
                           DESCRIPTION                    FP     YR          COST         METH   LIFE       1998           10-98
---------- --------------------------------------------   --     --      -------------   ------  -----  ------------   -------------
           TOTAL LEASEHOLD IMPROVEMENTS                                    14,371.50                      1,437.15        7,006.11
                                                                         -------------                  ------------   -------------
MACHINERY & EQUIPMENT - 1300 & 1400-4
           --------------------------------------------
             WHEEL BASKETS - R.L. SPEAR                   10     83         1,725.30      SL       7          0.00        1,725.30
           FORK LIFTS - JERSEY CO.                        11     83        61,226.80      SL       7          0.00       61,226.80
           JERSEY LIFT TRUCK CO.                          12     83         1,677.98      SL       7          0.00        1,677.98
           COMPRESSOR - JERSEY CO.                        12     83         1,480.00      SL       7          0.00        1,480.00
           LIFT DOCK PLATES - JERSEY CO.                  12     83           702.36      SL       7          0.00          702.36
           STEEL - JERSEY CO.                             12     83         1,293.20      SL       7          0.00        1,293.20
           CROSS BARS - STOR DYNAMICS                      2     84         1,049.40      SL       7          0.00        1,049.40
           SCALE - EASTERN                                 3     84         1,325.00      SL       7          0.00        1,325.00
           BATTERY CHARGER                                       87         1,425.58      SL       7          0.00        1,425.58
           FORKLIFT                                              87        12,433.88      SL       7          0.00       12,433.88
           PALLET TRUCK                                          88           573.30      SL       7          0.00          573.30
           C&C Lift Truck                                        91         1,872.50      SL       7        187.25        1,872.50
           Barclay - Stack Picker                            6   93         7,950.00      SL       5      1,391.25        7,950.00
           Raymond: 31R40TT Forklift                         8   93        19,564.42      SL       5      4,010.71       19,564.42
           Raymond: 31R40TT Forklift                         9   93        18,080.42      SL       5      3,977.69       18,080.42
           Intertake: Rack System                            2   94       105,438.06      SL       5     21,087.61       93,576.28
           Raymond: 2 Walkie/Riders                          7   94        14,847.60      SL       5      2,969.52       13,239.11
                                                                         -------------                  ------------   -------------

DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR         PRINT DATE - 10/06/98
PURCHASES THROUGH FISCAL PERIOD # 11

                                                 PURCH                             DEPR                DEPR EXP   ACCUM DEPR
                   DESCRIPTION                     FP      YR        COST          METH      LIFE         1998       10-98
--------- ---------------------------------        --      --     -----------    -------   -------   ----------- --------------
          TOTAL MACHINERY & EQUIPMENT                              252,665.80                          33,624.03     239,195.53
                                                                  -----------                        ----------- --------------
FURNITURE & FIXTURES - 1310 & 1410-4
          ---------------------------------
          PHONE SYSTEM                                     87       12,192.87       SL         7            0.00      12,192.87
          FILE CABINETS                                    87          556.50       SL         7            0.00         556.50
          Office Bus Sys: Fax                       5      89        1,440.00       SL         7            0.00       1,440.00
          Metro Bus: Copier                         9      89        5,905.00       SL         7            0.00       5,905.00
          Raritan Valley: Desk & Chair              9      89          820.50       SL         7            0.00         820.00
          Raritan Valley: Desk & Credenza          10      89        1,166.00       SL         7            0.00       1,166.00
          Tel Plus: 1648                           10      89          581.83       SL         7            0.00         581.83
          Allegheny Shredder                               90        2,074.49       SL         7            0.00       2,074.49
                                                                  -----------                        ----------- --------------

     DIAMONDBACK - BOOK DEPRECIATION AS OF 10/31/98 FOR                   PRINT DATE - 10/06/98
                   PURCHASES THROUGH FISCAL PERIOD # 11
                                                       PURCH                     DEPR                 DEPR EXP      ACCUM DEPR
                           DESCRIPTION                  FP    YR      COST       METH    LIFE           1998          10-98
     -------- ---------------------------------------  -----  --    ---------    ----    ----         --------      ----------
              TOTAL OFFICE EQUIP & FURNITURE                        24,737,19                             0.00       24,737,19
                                                                    ---------                         --------      ----------
     COMPUTER EQUIPMENT - 132D & 1420-4
              ---------------------------------------
              UCR Bus Cntr: Star NX-2400 Printer        1      89      731.40       SL       7            0.00          731.40
              Pacific Mtn: Datasouth matrix printer     4      90    1,529.06       SL       7            0.00        1,529.08
              Daven/Tan Data                                   91    1,887.50       SL       7          188.75        1,887.50
              Tan-Data:                                11      92    2,410.00       SL       5          160.67        2,410.00
              Tan-Data: UPS Equip                       5      93      885.00       SL       5            6.36          885.00
              Comp USA: Laptop & Printer Jim-Z         12      94    2,304.81       SL       5          460.96        1,863.05
              Hardware Periphrals: Terminals           11      95      492.00       SL       5           98.40          209.10
                                                                   ----------                        ---------       ---------

              PURCHASES THROUGH FISCAL PERIOD # 11

                                             PURCH                           DEPR              DEPR EXP        ACCUM DEPR
                 DESCRIPTION                  FP  YR           COST          METH      LIFE      1998             10-98
---- ----------------------------------       --  --       -----------      -------   ------   --------        ----------
          TOTAL COMPUTER EQUIPMENT                           10,239.77                           915.14         9,515.11
                                                           -----------                         --------        ----------
LEASEHOLD IMPROVEMENTS - 1330 & 1430-4
          -----------------------------
          EMERGENCY EXIT LIGHTS                3  94          4,540.00         SL       10       454.00         2,175.42
          AG Teleconsultants: Cable runs       7  95          1,113.00         SL       10       111.30           273.61
                                                           -----------                         --------        ----------
          TOTAL LEASEHOLD IMPROVEMENTS                        5,653.00                           565.30         2,449.03
                                                           -----------                         --------        ----------

                                LIST OF ASSETS

                                     Bejka

                         List of Movable Fixed Assets


                         Asset                    Current Book Value
               -------------------------------------------------------------
                Electronic Equip.                             9 884.75 kr
                Camera                                       19 275.25 kr
                Computer Hardware                             7 620.00 kr
                Computer Hardware                            19 000.00 kr
                Office Furniture                              9 110.00 kr
                Electronic Equip.                             3 495.25 kr
                Office Furniture                              3 492.90 kr
                Office Fixtures                               2 000.00 kr


                Computer System                             205 781.00 kr
                Computer Equip.                               6 525.80 kr
                Sale Deposit Box                              5 241.80 kr
                Diamondback Tent                              4 178.00 kr
                Cell Phone                                    1 293.60 kr
                Snow Blower                                   2 688.00 kr
                Telephone                                     5 385.00 kr
                Camera Equip.                                 2 253.60 kr
                Camera Equip.                                 2 671.00 kr

                Laser Printer                                 2 792.00 kr

                Table Tennis Equip.                             320.00 kr
                Cell Phone                                      892.80 kr
                Typewriter                                      378.00 kr
                Cleaning Equipment                              438.80 kr
                Carpeting                                     1 008.00 kr
                Fax Machine                                   6 532.00 kr
                Cell Phone                                    1 840.00 kr
                Cell Phone                                      797.60 kr
                Tarpolin                                        476.60 kr
                Alarm System                                 10 400.00 kr

                Office Furniture                                911.20 kr
                Computer Terminal                             2 880.00 kr
                Cell Phone                                    1 107.00 kr
                Computer Hardware                             2 008.00 kr
                Fax Machine                                     799.20 kr
                Diamondback sign                                282.40 kr


                Forklift                                      4 200.00 kr
                Alarm/stereo sys.                             3 337.00 kr
                Sound Equip.                                  1 076.00 kr
                Sound Equip.                                  1 480.00 kr
                Iveco Delivery Vehicle                      120 000.00 kr
                Trailer                                      16 000.00 kr

                Warehouse Fixtures
                Shelving                                        330.00 kr
                Shelving                                        570.00 kr
                Shelving                                        600.00 kr
                Shelving                                        672.00 kr
                Pallet Racks                                 41 485.00 kr

                       PART 4 : Distribution Agreements


1. Distribution agreement between Western States and Cyclos De Mexico dated 1 January, 1990 - valid until 31 December, 1994;

2. Distribution agreement between Western States and Moore Large & Co Ltd dated 29 December 1988 - valid for 5 years, and shall continue in force thereafter until either party gives the other 6 months' notice of termination;

3. Distribution agreement between Western States and Freewheeling di Liliana Riamondi dated 11 August 1989 - valid for 5 years, and shall continue in force thereafter until either party gives the other 6 months' notice of termination;

4. Distribution agreement between Diamond Back (Hong Kong) Co Ltd and Roslyn Bicycles - Ross Gilchrist dated 1 March 1993 - valid until 1 July 1998;

5. Distribution agreement between Diamond Back (Hong Kong) Co Ltd and OY Brandt AB dated 1 October 1994 - valid until 30 September 1997;

6. Distribution agreement between Western States and Cape Cycle Systems dated 1 January 1990 - valid until 31 December 1994;

7. Distribution agreement between Diamond Back (Hong Kong) Co Ltd and Transport-Peter Kunstl GesmbH + Co dated 1 March 1993 - valid until 31 July 1996;

8. Distribution agreement between Diamond Back International Company Limited and Harfa Bike Sport dated 15 September 1998 - valid until 14 September 2001;

9. Distribution agreement between Diamond Back International Company Limited and Veloplus Ou dated 15 September 1998 - valid until 14 September 2001;

10. Distribution agreement between Diamond Back International Company Limited and Michael Agrotis Trading dated 15 September 1998 - valid until 14 September 2001;

11. Distribution agreement between Diamond Back International Company Limited and Komersia AS dated 15 September 1998 - valid until 14 September 2001;

12. Distribution agreement between Diamond Back International Company Limited and G.B.S. Hellas dated 13 July 1998 - valid until 31 August 2001;

13. Distribution agreement between Diamond Back (Hong Kong) Co Ltd and Adamo Kereskedelmi es Szolgaltato KFT dated 1 March 1993 - commencing on 1 January 1993 and valid until 1 January 1996;

14. Distribution agreement between Diamond Back International Co Ltd and Repco Cycle Company, Australia dated 1 June 1994 - valid until 1 June 1999;

15. Distribution agreement between Diamond Back (Hong Kong) Co Ltd and Repco Cycle Company, Australia dated 1 October 1994 - valid until 30 September 1997 (not signed);

16. Distribution agreement between Western States Import Co Inc and Pacific Dunlop Limited, trading as Repco Cycle Company dated 26 May 1989 - valid for 5 years and shall continue in force thereafter until either party gives the other 6 months' notice of termination;

17. Distribution agreement between Diamond Back International Company Limited and Rosen & Meents dated 15 September 1998 - valid until 14 September 2001;

18. Distribution agreement between Western States Import Co Inc d.b.a., Diamondback and Asama Enterprises Corp dated 7 August 1998 - valid until 7 August 2001;

19. Distribution agreement between Diamond Back International Co Ltd and Roslyn Cycles and Fitness dated 15 September 1998 - commencing on 15 September 1998 at 24:00 hours and terminating on 14 September 2003 at 24:00 hours;

20. Distribution agreement between Diamondback and Repco Cycles and Fitness dated 15 September 1998 - commencing on 15 September 1998 at 24:00 hours and terminating on 14 September 2003 at 24:00 hours;

21. Distribution agreement between Diamondback and Ferraris S.R.L. dated 15 September 1998 - valid until 14 September 2001;

22. Distribution agreement between Diamondback and Toedy Pte Ltd dated 15 September 1998 - valid until 14 September 2001;

23. Distribution agreement between Diamondback and Bike Sports dated 15 September 1998 - valid until 14 September 1999;

24. Distribution agreement between Diamondback and Promex dated 15 September 1998 - valid until 14 September 1999;

25. Distribution agreement between Diamondback and Asia International Co Ltd dated 15 September 1998 - valid until 14 September 2001;

26. Distribution agreement between Diamondback and Xcesso Departive S.A. dated 15 September 1998 - valid until 14 September 2001;

27.  Distribution agreement between Diamondback and Marathon Sports dated

     15 September 1998 - valid until 14 September 2001;

28. Distribution agreement between Diamondback and Merlin Genuine Spare Parts Ltd dated 15 September 1998 - valid until 14 September 1999;

29. Distribution agreement between Diamondback and Classic's Imports & Exports USA dated 15 September 1998 - valid until 14 September 2001;

30. Distribution agreement between Diamondback International Company Limited and Freewheeling s.r.l. dated 27 March 1996 - commencing on 28 March 1996 and terminating on 30 June 2002;

31. Distribution agreement between Diamondback International Company Limited and Intercycle, Switzerland dated 27 March 1996 - commencing on 30 April 1996 and terminating on 30 June 2000;

32. Distribution agreement between Western States Import Co Inc and Repco Cycles and Fitness - commencing at 24:00 on 1 June 1998 and terminating at 24:00 on 30 May 2000 (undated and unsigned);

33. Distribution agreement between Western States Import Co Inc and Asama Enterprises Corp dated 7 August 1998 - valid until 7 August 2001;

34. Distribution agreement between Diamondback International Company Limited and Cape Cycle Systems dated 15 September 1998 - valid until 14 September 2001;

35. Distribution agreement between Diamondback International Company Limited and and Diamondback France S.A. subject to execution immediately prior to Completion; and

36. Distribution agreement between Diamondback International Company Limited and and Diamondback Deutschland GmbH subject to execution immediately prior to Completion.

                         SCHEDULE 6: LIST OF EMPLOYEES





                               LIST OF EMPLOYEES

                                Western States

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                            Date of    Position/        Age      Salary as at       Salary as at     Insurance,    Other benefits
Name of Employee            Employ       Title                     31.10.97           31.10.98        pension     (e.g company car,
----------------
                                                                  (including         (including         etc.          housing)
                                                               bonus/commission)  bonus/commission)
                                                                (USD per annum)    (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
Administration
--------------
------------------------------------------------------------------------------------------------------------------------------------
1.   *Barker John                      General          N/A                          234,000.00          Y          CAR
                                       Manager
------------------------------------------------------------------------------------------------------------------------------------
2.   Bobrick, Michael       07/31/92   Director         N/A        15,000.00          15,000.13          Y          N/A
------------------------------------------------------------------------------------------------------------------------------------
3.   Briggs, Carolyn        02/26/90   Executive        N/A
                                       Assistant                   45,000.00          45,000.00          Y          N/A
------------------------------------------------------------------------------------------------------------------------------------
4.   Gargiulo, Sossity      11/16/96   Administrative   N/A
                                       Assistant                   28,000.13          28,000.13          Y          N/A
------------------------------------------------------------------------------------------------------------------------------------
5.   Mays, Tucker           04/15/96   Contract paid    N/A
                                       through
                                       4/15/99                     N/A                N/A                N          N/A
                                       (Terminated)
------------------------------------------------------------------------------------------------------------------------------------
6.   Turnham, Todd          02/01/90   To be paid       N/A
                                       through
                                       10/15/98                    N/A                N/A                N          N/A
                                       (Terminated)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Severance("S") &       Notice
Name Of Employee                   Retention("R")        Period
----------------
                                       bonuses          (No. of
                                                         days)
-----------------------------------------------------------------------------------------------------------------------------------
Administration
--------------
-----------------------------------------------------------------------------------------------------------------------------------
1.   *Barker John            S-12 months' salary         N/A
-----------------------------------------------------------------------------------------------------------------------------------
2.   Bobrick, Michael        N/A                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                         60
3.   Briggs, Carolyn         N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                         60
4.   Gargiulo, Sossity       N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                         N/A
5.   Mays, Tucker            N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                         N/A
6.   Turnham, Todd           N/A
-----------------------------------------------------------------------------------------------------------------------------------
* denotes employee has service agreement   Y indicates employee has elected to be covered by Western States' medical plan (N - not covered)
-----------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                          Date of        Position/      Age       Salary as at       Salary as at    Insurance,  Other benefits(e.g.
Name of Employee           Employ           Title                   31.10.97           31.10.98        Pension      company car,
----------------                                                   (including          (including        etc.         housing)
                                                               bonus/commission)   bonus/commission)
                                                                (USD per annum)     (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
Finance
-------
------------------------------------------------------------------------------------------------------------------------------------
1.  Aguilar, Tina          01/17/95       Accounts      N/A        18,408.00         19,240.00            N             N/A
                                          Receivable
------------------------------------------------------------------------------------------------------------------------------------
2.  Alton, Patricia        10/06/97       Accounts      N/A        17,680.00         18,200.00            N             N/A
                                          Receivable
------------------------------------------------------------------------------------------------------------------------------------
3.  Armstrong, John        02/16/93       Accounting    N/A        48,800.00         50,508.02            Y             N/A
                                          Manager
------------------------------------------------------------------------------------------------------------------------------------
4.  Crosby, Linda          12/20/85       Credit        N/A        34,000.00         36,000.00            Y             N/A
                                          Specialist &
                                          A/R - Fitness
------------------------------------------------------------------------------------------------------------------------------------
5.  Freeman, Steve         08/28/92       Controller    N/A        83,472.00         88,500.00            Y             N/A
------------------------------------------------------------------------------------------------------------------------------------
6.  Lobas, Cynthia         02/10/97       Credit        N/A        30,000.00         31,200.00            Y             N/A
                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------
7.  Lacono, Linda          05/16/94       Accounts      N/A        19,968.00         20,592.00            N             N/A
                                          Payable
                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------
8.  Esposito, DeAnna       10/13/92       Credit        N/A        48,848.00         52,000.00            Y             N/A
                                          Manager
------------------------------------------------------------------------------------------------------------------------------------
9.  Leon-Guerrero, Theresa 06/23/97       Credit        N/A        22,880.00         25,000.00            Y             N/A
                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------
10. Mazza, Arlene          02/01/98       Credit        N/A        24,000.00         25,000.00            Y             N/A
                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------
11. Reza, Roxxanne         10/01/97       Credit        N/A        18,720.00         21,000.00            Y             N/A
                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------
12. Schatz, Burton         06/01/93       Vice-         N/A       160,000.00        163,199.92            Y             CAR
                                          President
                                          Finance
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                        Severance ("S") &            Notice
Name of Employee                        Retention ("R")              Period
----------------                        bonuses                  (No. of days)
----------------------------------------------------------------------------------------
Finance
-------
1.  Aguilar, Tina                        N/A                          60

----------------------------------------------------------------------------------------
2.  Alton, Patricia                      N/A                          60

----------------------------------------------------------------------------------------
3.  Armstrong, John                      N/A                          60

----------------------------------------------------------------------------------------
4.  Crosby, Linda                        N/A                          60

----------------------------------------------------------------------------------------
5.  Freeman, Steve                       S-4 months' salary           N/A

----------------------------------------------------------------------------------------
6.  Lobas, Cynthia                       N/A                          60

----------------------------------------------------------------------------------------
7.  Lacono, Linda                        N/A                          60

----------------------------------------------------------------------------------------
8.  Esposito, DeAnna                     N/A                          60

----------------------------------------------------------------------------------------
9.  Leon-Guerrero, Theresa               N/A                          60

----------------------------------------------------------------------------------------
10. Mazza, Arlene                        N/A                          60

----------------------------------------------------------------------------------------
11. Reza, Roxxanne                       N/A                          60

----------------------------------------------------------------------------------------
12. Schatz, Burton                       S-12 months' salary          N/A
                                         R-3 months' salary
----------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

-----------------------------------------------------------------------------------------------------------------------------------
Name of       Date of   Position/   Age     Salary as of        Salary as at    Insurance   Other benefits     Severance     Notice
Employee      Employ      Title               31.10.97            31.10.98       Pension     (e.g. company      ("S") &      Period
--------                                     (including          (including        etc.       car, housing)     Retention    (No. of
                                          bonus/commission)   bonus/commission                                ("R") bonuses   days)
                                           (USD per annum)     (USD per annum)
-----------------------------------------------------------------------------------------------------------------------------------
13. Kinnison, 05/16/98  Credit      N/A   N/A                 15,600.00         Y           N/A               N/A            60
Christine               Clerk
-----------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

-----------------------------------------------------------------------------------------------------------------------------------
                            Date of   Position/     Age  Salary as at    Salary as at  Insurance Other       Severance    Notice
Name of Employee            Employ      Title              31.10.97       31.10.98      Pension  benefits    ("S") &      Period
----------------
                                                          (including      (including     etc.    (e.g        Retention    (No. of
                                                         bonus/commis-   bonus/commis-           company   ("R) bonuses    days)
                                                         sion) (USD)     sion) (USD)              car,
                                                         per annum)      per annum)              housing
-----------------------------------------------------------------------------------------------------------------------------------
Warehouse - West
----------------
-----------------------------------------------------------------------------------------------------------------------------------
1.   Avila, Ruben           03/12/96   Warehouse    N/A     14,560.00      15,600.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
2.   ????, Randall          05/26/98   Distribution N/A     N/A            45,000.07      Y          N/A        N/A         60
                                       Manager
-----------------------------------------------------------------------------------------------------------------------------------
3.   Cancino, Everardo      06/10/95   Receiving    N/A     33,432.00      34,798.00      N          N/A        N/A         60
                                       Supervisor
-----------------------------------------------------------------------------------------------------------------------------------
4.   Dennis, Charles        12/21/92   Warehouse    N/A     19,656.00      20,072.00      N          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
5.   Estrade, Reynaldo      03/10/97   Warehouse    N/A     14,560.00      15,600.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
6.   Flores, Rutilio                   Warehouse    N/A     18,720.00      19,760.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
7.   Garcia, Daniel         03/20/95   Warehouse    N/A     15,288.00      15,600.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
8.   Meyer, Lynn            03/06/89   Warehouse    N/A     33,600.00      36,000.00      Y          N/A        N/A         60
                                       Manager
-----------------------------------------------------------------------------------------------------------------------------------
9.   Munoz, Pascual         08/21/95   Warehouse    N/A     15,600.00      16,640.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
10.  Nuno, Oscar            03/25/96   Warehouse    N/A     15,288.00      16,640.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
11.  Rodriguez, Rogelio     02/19/91   Warehouse    N/A     22,214.00      22,880.00      N          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
12.  Ruiz, Ramon            02/21/95   Warehouse    N/A     15,600.00      16,640.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
13.  Salcedo, Eduardo       03/15/93   Warehouse    N/A     21,424.00      21,840.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
14.  Smith, Daryl           08/16/96   Warehouse    N/A     17,784.00      18,720.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
15.  Taylor, William        02/22/90   Warehouse    N/A     17,784.00      17,368.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------
16.  Jimenez, Rosaura       06/01/98   Warehouse    N/A     N/A            13,520.00      Y          N/A        N/A         60
-----------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------



-----------------------------------------------------------------------------------------------------------------------------------
                            Date of   Position/    Age   Salary as at    Salary as at  Insurance Other       Severance    Notice
Name of Employee            Employ      Title              31.10.97       31.10.98      Pension  benefits    ("S") &      Period
----------------
                                                          (including      (including     etc.    (e.g        Retention    (No. of
                                                         bonus/commis-   bonus/commis-           company   ("R) bonuses    days)
                                                         sion) (USD      sion) (USD              car,
                                                         per annum)      per annum)              housing
-----------------------------------------------------------------------------------------------------------------------------------
Warehouse - Central
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
1.   Bellinghiere, Philip   06/01/93   Warehouse    N/A     23,400.00      24,440.00      y          N/A        N/A         60
                                       Person
-----------------------------------------------------------------------------------------------------------------------------------
2.   Dorelti, Patrick       09/24/90   Warehouse    N/A     24,960.00      26,000.00      N          N/A        N/A         60
                                       Lead
-----------------------------------------------------------------------------------------------------------------------------------
3.   Falk, Robert           11/14/88   Warehouse    N/A     33,384.00      34,789.00      y          N/A        N/A         60
                                       Manager
-----------------------------------------------------------------------------------------------------------------------------------
4.   Hannan, William        07/31/95   Warehouse    N/A     20,800.00      21,632.00      y          N/A        N/A         60
                                       Person
-----------------------------------------------------------------------------------------------------------------------------------
5.   Preikschat, Allan      07/07/97   Warehouse    N/A     17,680.00      18,408.00      y          N/A        N/A         60
                                       Person
-----------------------------------------------------------------------------------------------------------------------------------
6.   Rivas, Ricardo         02/23/98   Warehouse    N/A     16,640.00      17,680.00      y          N/A        N/A         60
                                       Person
-----------------------------------------------------------------------------------------------------------------------------------
7.   Shively, William       05/18/98   Warehouse    N/A     19,760.00      20,800.00      y          N/A        N/A         60
                                       Person
-----------------------------------------------------------------------------------------------------------------------------------
8.   Stroud, Stewart        09/29/97   Warehouse    N/A     17,680.00      18,408.00      y          N/A        N/A         60
                                       Person
-----------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

-----------------------------------------------------------------------------------------------------------------------
                           Date of     Position/    Age      Salary as of           Salary as at         Insurance
Name of Employee            Employ       Title                 31.10.97              31.10.98             Pension
----------------
                                                               (including            (including              etc.
                                                            bonus/commission)     bonus/commission)
                                                             (USD per annum)      (USD per annum)
-----------------------------------------------------------------------------------------------------------------------
Warehouse- East
---------------
-----------------------------------------------------------------------------------------------------------------------
1. Barrientos, Edgar        04/04/94     Warehouse      N/A       18,720.00            ??,968.00                 Y
                                          Person
------------------------------------------------------------------------------------------------------------------------
2. DeLeon, Luis             11/10/97     Warehouse      N/A       N/A                  ??,120.00                 Y
                                          Person
------------------------------------------------------------------------------------------------------------------------
3. Jones, Clark             03/17/97     Warehouse      N/A       16,120.00            ??,952.00                 Y
                                          Person
------------------------------------------------------------------------------------------------------------------------
4. Marzigliano, Leonard     08/14/89     Warehouse      N/A       30,900.00            ??,136.00                 Y
                                          Manager
------------------------------------------------------------------------------------------------------------------------
5. Moore, William           08/12/96     Warehouse      N/A       16,536.00            ??,368.00                 Y
                                          Person
------------------------------------------------------------------------------------------------------------------------
6. Torres, Reno             04/04/94     Warehouse      N/A       17,680.00            ??,720.00                 Y
                                          Person
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                      Other benefits       Severance        Notice
Name of Employee                      (e.g. company         ("S") &         Period
----------------
                                       car, housing)        Retention       (No. of
                                                          ("R") bonuses      days)
---------------------------------------------------------------------------------------------------------------------------
Warehouse- East
---------------
---------------------------------------------------------------------------------------------------------------------------
1. Barrientos, Edgar                     N/A                  N/A              60
---------------------------------------------------------------------------------------------------------------------------
2. DeLeon, Luis                          N/A                  N/A              60
---------------------------------------------------------------------------------------------------------------------------
3. Jones, Clark                          N/A                  N/A              60
---------------------------------------------------------------------------------------------------------------------------
4. Marzigliano, Leonard                  N/A                  N/A              60
---------------------------------------------------------------------------------------------------------------------------
5. Moore, William                        N/A                  N/A              60
---------------------------------------------------------------------------------------------------------------------------
6. Torres, Reno                          N/A                  N/A              60
---------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

-----------------------------------------------------------------------------------------------------------------------------------
Name of      Date of   Position/   Age     Salary as of        Salary as at    Insurance   Other benefits     Severance     Notice
Employee     Employ      Title               31.10.97            31.10.98       Pension     (e.g. company      ("S") &      Period
--------
                                            (including          (including        etc.       car, housing)     Retention    (No. of
                                         bonus/commission)   bonus/commission)                               ("R") bonuses   days)
                                          (USD per annum)     (USD per annum)
-----------------------------------------------------------------------------------------------------------------------------------
Office
------
Services
--------
-----------------------------------------------------------------------------------------------------------------------------------
1. Gana,     06/21/95  Office      N/A   20,800.00           22,880.00         Y           N/A               N/A            60
   Tammy               Services
                       Lead
-----------------------------------------------------------------------------------------------------------------------------------
2. Jensen,   12/09/92  Office      N/A   19,344.00           19,968.00         Y           N/A               N/A            60
   Tracy               Services
-----------------------------------------------------------------------------------------------------------------------------------
3. Petralba, 03/09/98  Office      N/A   N/A                 14,560.00         Y           N/A               N/A            60
   Juvelyn             Services
-----------------------------------------------------------------------------------------------------------------------------------
4. Revelez,  11/01/97  Office      N/A   N/A                 15,600.00         Y           N/A               N/A            60
   Buffi               Services
----------------------------------------------------------------------------------------------------------------------------------
6. Miana,    10/05/98  Recept.     N/A   N/A                 19,760.00         N           N/A               N/A            60
   Marci
----------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                            Date of    Position/        Age      Salary as at       Salary as at     Insurance,    Other Benefits
Name of Employee            Employ       Title                     31.10.97           31.10.98        Pension     (e.g company car,
----------------
                                                                  (including         (including         etc.          housing)
                                                               bonus/commission)  bonus/commission)
                                                                (USD per annum)    (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
Warranty
--------
------------------------------------------------------------------------------------------------------------------------------------
1.   Bosman, Joe            09/01/96   Warranty         N/A        29,000.19          32,000.00          Y          N/A
                                       Tech
------------------------------------------------------------------------------------------------------------------------------------
2.   Gentile Michael        10/16/96   Warranty         N/A        26,200.10          31,000.00          Y          N/A
                                       Tech
------------------------------------------------------------------------------------------------------------------------------------
3.   Rodrigues, Ignacio     08/15/92   Warranty         N/A        28,995.00          29,580.00          Y          N/A
                                       Tech
------------------------------------------------------------------------------------------------------------------------------------
4.   Davenport, Dwayne      10/12/92   Warranty         N/A        28,995.00          29,500.02          N          N/A
                                       Tech -
                                       Fitness
------------------------------------------------------------------------------------------------------------------------------------
5.   Nakohiro, Shawn        04/23/98   Warranty         N/A        N/A                27,000.06          Y          N/A
                                       Tech -
                                       Fitness
-----------------------------------------------------------------------------------------------------------------------------------
6.  *Hernandes, Joseph                 Ware Tech        N/A        N/A                14,560.00          N          N/A
-----------------------------------------------------------------------------------------------------------------------------------
7.   Ober, Brandon          10/12/98   Ware Tech        N/A        N/A                25,000.00          Y          N/A
-----------------------------------------------------------------------------------------------------------------------------------
8.  *Peterson, Brian                   Ware Tech        N/A        N/A                16,640.00          Y          N/A
-----------------------------------------------------------------------------------------------------------------------------------
9.  *Tyminski, Jonathan                Ware Tech        N/A        N/A                17,680.00          Y          N/A
-----------------------------------------------------------------------------------------------------------------------------------
     Transferred from Warehouse

-----------------------------------------------------------------
                         Severance("S") &       Notice
Name of Employee          Retention("R")        Period
----------------
                              bonuses          (No. of
                                                days)
-----------------------------------------------------------------
Warranty
--------
-----------------------------------------------------------------
1.   Bosman, Joe                  N/A            60
-----------------------------------------------------------------
2.   Gentile Michael              N/A            60
-----------------------------------------------------------------
3.   Rodrigues, Ignacio           N/A            60
-----------------------------------------------------------------
4.   Davenport, Dwayne            N/A            60
-----------------------------------------------------------------
5.   Nakohiro, Shawn              N/A            60
-----------------------------------------------------------------
6.  *Hernandes, Joseph            N/A            60
-----------------------------------------------------------------
7.   Ober, Brandon                N/A            60
-----------------------------------------------------------------
8.  *Peterson, Brian              N/A            60
-----------------------------------------------------------------
9.  *Tyminski, Jonathan           N/A            60
-----------------------------------------------------------------
     Transferred from Warehouse
-----------------------------------------------------------------

                                WESTERN STATES
                                --------------

-------------------------------------------------------------------------------------------------------------------------
Name of      Date of   Position/     Age     Salary as of        Salary as at    Insurance,  Other benefits     Severance
Employee     Employ      Title                 31.10.97            31.10.98       Pension     (e.g. company      ("S") &
--------
                                              (Including          (including        etc.       car, housing)    Retention
                                          bonus/commission)   bonus/commission                                ("R") bonuses
                                           (USD per annum)     (USD per annum)
-------------------------------------------------------------------------------------------------------------------------
M.I.S.
------
-------------------------------------------------------------------------------------------------------------------------
 . Henderson, 10/15/97  Systems       N/A  22,880.00           22,880.00          Y           N/A              N/A
  Jeff                 Technician

-------------------------------------------------------------------------------------------------------------------------
 . Lee,       06/13/91  Manager,      N/A  73,500.00           77,000.00          Y           N/A              N/A
  Victor               Programming
  (Da-ming)
-------------------------------------------------------------------------------------------------------------------------
 . Lowe,      02/01/97  Systems       N/A  52,000.00           56,000.26          Y           N/A              N/A
  Patrick              Administrator

-------------------------------------------------------------------------------------------------------------------------
 . Buckly,    04/02/84  H/R           N/A   61,152.00          63,000.00          Y           N/A              S-4 months'
  Rence                Manager                                                                                salary
                       & Treasury
-------------------------------------------------------------------------------------------------------------------------

--------------------------------
Name of              Notice
Employee             Period
--------             (No. of
                      days)

-------------------------------
M.I.S.
------
-------------------------------
 . Henderson,        60
  Jeff

-------------------------------
 . Lee,              60
  Victor
  (Da-ming)

-------------------------------
 . Lowe,             60
  Patrick

-------------------------------
 . Buckly,           N/A
  Rence

-------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                               Date of     Position/        Age    Salary as at      Salary as at    Insurance   Other benefits (e.g
Name of Employee               Employ        Title                   31.10.97          31.10.98       Pension       company car,
----------------
                                                                    (including        (including        etc.          housing)
                                                                 bonus/commission    bonus/commis-
                                                                 (USD per annum)         sion
                                                                                       (USD per
                                                                                        annum
------------------------------------------------------------------------------------------------------------------------------------
FITNESS
-------
------------------------------------------------------------------------------------------------------------------------------------
1.   Abbott, Chris             08/22/95   Inside Sales      N/A      39,947.00         34,578.00         Y               N/A
------------------------------------------------------------------------------------------------------------------------------------
2.   Leazor, John              03/15/95   Regional          N/A      58,719.00         58,165.00         Y               N/A
                                          Manager-
                                          East
------------------------------------------------------------------------------------------------------------------------------------
3.   Turkel, Scott             07/01/97   Regional          N/A      16,867.00         40,543.00         Y               N/A
                                          Manager
                                          West
------------------------------------------------------------------------------------------------------------------------------------
4.   Puerling, Donald          11/01/94   Marketing         N/A      40,000.000        41,200.02         N               N/A
                                          Assistant
------------------------------------------------------------------------------------------------------------------------------------
5.   Liu, Pei-ju Anita         06/09/97   Product           N/A      38,001.00         39,520.00         Y               N/A
                                          Development
                                          Assistant
------------------------------------------------------------------------------------------------------------------------------------
6.   Murray, Brian             04/15/96   Senior Product    N/A      80,080.00         85,000.00         Y               N/A
                                          Development
                                          Manager
------------------------------------------------------------------------------------------------------------------------------------
7.   Thompson-Wright, Steph    06/15/92   Administrative    N/A      26,000.00         30,000.05         Y               N/A
                                          Assistant
------------------------------------------------------------------------------------------------------------------------------------
8.   Rodriguez, Susan          09/01/97   Administrative    N/A      32,000.00         32,000.18         Y               N/A
                                          Assistant
------------------------------------------------------------------------------------------------------------------------------------
9.   Sparks, Stephen           10/16/96   P.D. Asst         N/A      N/A               36,000.00         Y               N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Severance ("S") &       Notice
Name of Employee                   Retention("R")         Period
----------------
                                      bonuses             (No. of
                                                           days)
---------------------------------------------------------------------
FITNESS
-------
---------------------------------------------------------------------
1.   Abbott, Chris                     N/A                  60
---------------------------------------------------------------------
2.   Leazor, John                      N/A                  60
---------------------------------------------------------------------
3.   Turkel, Scott                     N/A                  60
---------------------------------------------------------------------
4.   Puerling, Donald                  N/A                  60
---------------------------------------------------------------------
5.   Liu, Pei-ju Anita                 N/A                  60
---------------------------------------------------------------------
6.   Murray, Brian                     N/A                  60
---------------------------------------------------------------------
7.   Thompson-Wright, Steph            N/A                  60
---------------------------------------------------------------------
8.   Rodriguez, Susan                  N/A                  60
---------------------------------------------------------------------
9.   Sparks, Stephen                   N/A                  60
---------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                              Date of                       Position/                Age                 Salary as at
Name of Employee              Employ                          Title                                       31.10.97
----------------
                                                                                                          (including
                                                                                                         bonus/commission
                                                                                                          (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASING
----------
------------------------------------------------------------------------------------------------------------------------------------
1.  Greenslitt, Liz           12/17/84                      Director-                N/A                 83,928.00
                                                            Purchasing
                                                            (Bikes)
------------------------------------------------------------------------------------------------------------------------------------
2.  Souza, Sandy              02/01/97                      Administrative           N/A                 34,611.00
                                                            Assistant
------------------------------------------------------------------------------------------------------------------------------------
3.  Clubb, Janet              06/18/81                      Traffic                  N/A                 27,539.00
                                                            Coordinator
------------------------------------------------------------------------------------------------------------------------------------
4.  Ramirez, Maria            07/31/95                      Traffic                  N/A                 23,795.00
                                                            Coordinator
------------------------------------------------------------------------------------------------------------------------------------
5.  Weiss, Patricia           04/14/97                      Traffic                  N/A                 42,500.00
                                                            Manager
------------------------------------------------------------------------------------------------------------------------------------
6.  Gottesfeld, Eric          10/30/95                      After Market             N/A                 61,200.00
                                                            Buyer
------------------------------------------------------------------------------------------------------------------------------------
7.  Drenhouse, Fred           03/07/95                      VP - Purchasing          N/A                110,000.00
------------------------------------------------------------------------------------------------------------------------------------
8.  Murphy, Keven             06/22/98                      Parts Buyer              N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
9.  Cohn, Chandra             08/17/98                      ADM Asst.                N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
10. Willis, Sandee            08/03/98                      Purch. EXp               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Salary as at        Insurance      Other benefits (e.g     Severance ("S") &    Notice
Name of Employee                        31.10.98            Pension          company car,           Retention ("R")     Period
----------------
                                        (including          etc.               housing)               bonuses           (No. of
                                        bonus/commission                                                                 days)
                                        (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASING
----------
------------------------------------------------------------------------------------------------------------------------------------
1.  Greenslitt, Liz                     89,999.94           Y              N/A                     S-12 months' salary  N/A

------------------------------------------------------------------------------------------------------------------------------------
2.  Souza, Sandy                        38,000.00           Y              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
3.  Clubb, Janet                        28,100.80           Y              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
4.  Ramirez, Maria                      24,502.00           N              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
5.  Weiss, Patricia                     44,200.42           Y              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
6.  Gottesfeld Eric                     63,650.08           Y              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
7.  Drenhouse, Fred                    120,016.00           Y              CAR                     S-12 months' salary  N/A

------------------------------------------------------------------------------------------------------------------------------------
8.  Murphy, Keven                       60,000.00           Y              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
9.  Cohn, Chandra                       32,000.00           N              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------
10. Willis, Sandee                      22,880.00           Y              N/A                     N/A                  60

------------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                         Date of      Position/     Age      Salary as at     Salary as at      Insurance,     Other Benefits (e.g.
Name of Employee         Employ       Title                   31.10.97         31.10.98          Pension           company car,
----------------
                                                             (including       (including          etc.               housing)
                                                          bonus/commission) bonus/commission)
                                                           (USD per annum)   (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
Product Development/Q.C.
------------------------
------------------------------------------------------------------------------------------------------------------------------------
1.  Edlauer, Ken         05/09/90      Bicycle       N/A    50,000.00           60,000.00           Y                   N/A
                                       Product
                                       Manager
------------------------------------------------------------------------------------------------------------------------------------
2.  Malone T.K.          09/01/97      Assistant     N/A    32,000.00           38,000.00           Y                   N/A
                                       Product
                                       Manager
------------------------------------------------------------------------------------------------------------------------------------
3.  McWethy, Robert      10/22/90      Design        N/A    65,000.00           67,600.00           Y                   N/A
                                       Eng/QC
                                       Coordinator
------------------------------------------------------------------------------------------------------------------------------------
4.  Sloan, Brandon       03/01/97      Asst. Product N/A    32,000.00           40,000.00           Y                   N/A
                                       Manager
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        Severance ("S") &       Notice
Name of Employee                         Retention ("R")         Period
----------------
                                            bonuses          (No. of days)
------------------------------------------------------------------------------
Product Development/Q.C.
------------------------
------------------------------------------------------------------------------
1.  Edlauer, Ken                            S-1 year             N/A
------------------------------------------------------------------------------
2.  Malone T.K.                             N/A                  60
------------------------------------------------------------------------------
3.  McWelhy, Robert                         N/A                  60
------------------------------------------------------------------------------
4.  Sloan, Brandon                          N/A                  60
------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                         Date of     Position/      Age    Salary as at        Salary as at       Insurance,        Other benefits
Name of Employee         Employ       Title                  31.10.97             31.10.98        Pension etc.    (e.g company car,
----------------
                                                             (including          (including                              housing)
                                                           bonus/commission    bonus/commission
                                                           (USD) per annum     (USD) per annum
------------------------------------------------------------------------------------------------------------------------------------
Marketing/I.D.
--------------
------------------------------------------------------------------------------------------------------------------------------------
1.  Dlexroid, Adam       09/22/97    Promotions     N/A      31,990.00             36,000.00            Y                   N/A
                                     Coordinator
------------------------------------------------------------------------------------------------------------------------------------
2.   Greczyk, Marcus     06/07/93    Creative       N/A      43,742.00             50.000.08            N                   N/A
                                     Services
                                     Manager
------------------------------------------------------------------------------------------------------------------------------------
3.   Jones, Ricki        10/16/95    Marketing      N/A      20.000.00             25.000.00            N                   N/A
                                     Coordinator
------------------------------------------------------------------------------------------------------------------------------------
4.   Ketterer, Keith     11/16/93    Team           N/A      42,198.00             43.886.13            Y                   N/A
                                     Manager
------------------------------------------------------------------------------------------------------------------------------------
5.   Koniocki, Lusha     05/26/98    Marketing      N/A            N/A             17,680.00            Y                   N/A
                                     Assistant
------------------------------------------------------------------------------------------------------------------------------------
6.   Schmidit, Stephanie 12/16/85    Marketing      N/A      41,098.00             50,000.00            Y                   N/A
                                     Manager
------------------------------------------------------------------------------------------------------------------------------------
7.   Walt, Tiffany       01/26/98    Graphic        N/A            N/A             25,000.14            N                   N/A
                                     Designer
------------------------------------------------------------------------------------------------------------------------------------
8.   Duhborf, Corey      09/01/97    International  N/A      36,006.40             35.006.40            Y                   N/A
                                     Sales
                                     Manager
------------------------------------------------------------------------------------------------------------------------------------


                                   Severance ("S") &          Notice Period
Name of Employee                 Retention ("R") bonuses      (No. of days)
----------------
--------------------------------------------------------------------------------
Marketing/I.D.
--------------
--------------------------------------------------------------------------------
1.  Dlexroid, Adam                        N/A                       60
--------------------------------------------------------------------------------
2.   Greczyk, Marcus                      N/A                       60
--------------------------------------------------------------------------------
3.   Jones, Ricki                         N/A                       60
--------------------------------------------------------------------------------
4.   Ketterer, Keith                      N/A                       60
--------------------------------------------------------------------------------
5.   Koniocki, Lusha                      N/A                       60
--------------------------------------------------------------------------------
6.   Schmidit, Stephanie                  N/A                       60
--------------------------------------------------------------------------------
7.   Walt, Tiffany                        N/A                       60
--------------------------------------------------------------------------------
8.   Duhborf, Corey                       N/A                       60
--------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

----------------------------------------------------------------------------------------------------------------------------------
                          Date of    Position/       Age      Salary as at      Salary as at      Insurance,   Other Benefits (e.g
Name of Employee          Employ       Title                    31.10.97          31.10.98         Pension        company car,
----------------
                                                                (including        (including          etc.           housing)
                                                            bonus/commission)  bonus/commission)
                                                             (USD per annum)    (USD per annum)
----------------------------------------------------------------------------------------------------------------------------------
INSIDE SALES
------------
-----------------------------------------------------------------------------------------------------------------------------------
1.   Johnson, Tracy      01/01/96    Customer        N/A      22,880.00         26,000.00          Y            N/A
                                     Service Rep
-----------------------------------------------------------------------------------------------------------------------------------
2.   Kami Griswold       08/10/98    Customer        N/A      N/A               22,880.00          Y            N/A
                                     Service Rep
-----------------------------------------------------------------------------------------------------------------------------------
3.   Turner, Karen       07/26/93    Inside Sales    N/A      28,042.00         40,000.06          Y            N/A
                                     Manager
-----------------------------------------------------------------------------------------------------------------------------------
4.   Anderson, Jim       02/23/98    Inside Sales    N/A      N/A               24,048.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
5.   Cliatt, Gene        02/23/98    Inside Sales    N/A      N/A               19,255.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
6.   Dvoretzky, Aaron    01/15/90    Inside Sales    N/A      34,502.00         33,075.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
7.   Harms, John Ivan    11/18/96    Inside Sales    N/A      23,380.00         32,500.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
8.   Kirwin, Angela      08/08/94    Inside Sales    N/A      23,831.00         23,998.00          N            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
9.   LeHouillier, Daniel 11/01/97    Inside Sales    N/A      N/A               26,387.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
10.  Moore, Marc         02/01/98    Inside Sales    N/A      N/A               23,224.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
11.  Ramirez, Robert     08/30/90    Inside Sales    N/A      36,492.00         34,030.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
12.  Santy, Lisa         06/08/98    Inside Sales    N/A      N/A               11,368.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------
13.  Schofield, Bruce    07/30/96    Inside Sales    N/A      25,607.00         32,237.00          Y            N/A
                                     Rep.
----------------------------------------------------------------------------------------------------------------------------------

                         Severance ("S") &           Notice
Name of Employee          Retention ("R")            Period
----------------
                              bonuses             (No. of Days)
----------------------------------------------------------------------
INSIDE SALES
------------
----------------------------------------------------------------------
1.   Johnson, Tracy      N/A                      60
----------------------------------------------------------------------
2.   Kami Griswold       N/A                      60
----------------------------------------------------------------------
3.   Turner, Karen       N/A                      60
----------------------------------------------------------------------
4.   Anderson, Jim       N/A                      60
----------------------------------------------------------------------
5.   Cliatt, Gene        N/A                      60
----------------------------------------------------------------------
6.   Dvoretzky, Aaron    N/A                      60
----------------------------------------------------------------------
7.   Harms, John Ivan    N/A                      60
----------------------------------------------------------------------
8.   Kirwin, Angela      N/A                      60
----------------------------------------------------------------------
9.   LeHoullier, Daniel  N/A                      60
----------------------------------------------------------------------
10.  Moore, Marc         N/A                      60
----------------------------------------------------------------------
11.  Ramirez,   Robert   N/A                      60
----------------------------------------------------------------------
12.  Santy, Lisa         N/A                      60
----------------------------------------------------------------------
13.  Schofield, Bruce    N/A                      60
----------------------------------------------------------------------

                                WESTERN STATES
                                --------------

-------------------------------------------------------------------------------------------------------------------------------
                       Date of     Position/   Age      Salary as al     Salary as at     Insurance,     Other benefits (e.g
Name of Employee        Employ       Title                31.01.97         31.10.98         Pension          company car,
----------------
                                                         (including        (including        etc.             housing)
                                                      bonus/commission)  bonus/commission
                                                      (USD per annum)    (USD per annum)
-------------------------------------------------------------------------------------------------------------------------------
14. Wood, Steven      09/29/97  Inside Sales   N/A    2,048.00          25,633.00         Y              N/A
                                Rep.
-------------------------------------------------------------------------------------------------------------------------------
15. Shaw, Lisa        09/01/97  Administrative N/A   26,000.00          26,000.00         Y              N/A
                                Assistant
-------------------------------------------------------------------------------------------------------------------------------
16. Cratzor, Michael  07/22/98  Inside Sales   N/A     N/A              7291              Y              N/A
                                Rep.
-------------------------------------------------------------------------------------------------------------------------------
17. Omess, Jake       07/22/98  Inside Sales   N/A     N/A              7293              Y              N/A
                                Rep.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
                      Severance ("S") &        Notice
Name of Employee       Retention ("R")         Period
----------------
                           bonuses            (No. of
                                               days)
-------------------------------------------------------
14. Wood, Steven          N/A                 60
-------------------------------------------------------
15. Shaw, Lisa            N/A                 60
-------------------------------------------------------
16. Cratzor, Michael      N/A                 60
-------------------------------------------------------
17. Omess, Jake           N/A                 60
-------------------------------------------------------

                                WESTERN STATES
                                --------------

                            Date of        Position/        Age     Salary as at       Salary as at      Insurance,   Other benefits
Name of Employee            Employ           Title                  31.10.97           31.10.98          Pension      (e.g company
----------------                                                                                         etc.          car, housing)
                                                                    (including         including bonus/
                                                                    bonus/commission)  commission USD
                                                                   (USD per annum)     per annum)

------------------------------------------------------------------------------------------------------------------------------------
Sales
-----

------------------------------------------------------------------------------------------------------------------------------------
1.   Gray, Wayne D          02/06/95     National Sales     N/A     65,000.00           78,000.0?           Y            N/A
                                         Manager
------------------------------------------------------------------------------------------------------------------------------------
2.   Harris, Paul           07/27/94     Sales Manager,     N/A     N/V                 60,000.1?           Y            N/A
                                         West
------------------------------------------------------------------------------------------------------------------------------------
3.   Hoopingarner, Marc     08/28/96     Sales              N/A     54,999.00           54,999.9?           Y            N/A
                                         Administrator
------------------------------------------------------------------------------------------------------------------------------------
4.   Reisinger, Sharon      05/04/92     Administrative     N/A     33,571.00           35,000.1?           Y            N/A
                                         Assistant
------------------------------------------------------------------------------------------------------------------------------------
5.   Wallace, Ronald        08/12/91     Vice President     N/A     92,592.00           100,000?            Y            N/A
                                         Sales
------------------------------------------------------------------------------------------------------------------------------------
6.   Holcomb, Thomas        10/17/88     Sales Manager,     N/A     65,000.00           75,000.00           Y            N/A
                                         East
------------------------------------------------------------------------------------------------------------------------------------
7.   Blocher, Ron           11/01/87     Sales Manager,     N/A     75,000.00           76,499.9?           Y            N/A
                                         Central
------------------------------------------------------------------------------------------------------------------------------------
8.   Bellefeuille, Steve    11/16/94     National           N/A     50,000.00           52,000.00           Y            N/A
                                         Accounts
                                         Manager
------------------------------------------------------------------------------------------------------------------------------------

                             Severance("S") &              Notice
Name of Employee             Retention("R")                Period
----------------
                              bonuses                   (No. of days)
-----------------------------------------------------------------------------
Sales
-----

-----------------------------------------------------------------------------
1.   Gray, Wayne D              N/A                          60

-----------------------------------------------------------------------------
2.   Harris, Paul               N/A                          60

-----------------------------------------------------------------------------
3.   Hoopingarner, Marc         N/A                          60

-----------------------------------------------------------------------------
4.   Relsinger, Sharon          N/A                          60

-----------------------------------------------------------------------------
5.   Wallace, Ronald            5-6 months' salary           N/A

-----------------------------------------------------------------------------
6.   Holcomb, Thomas            N/A                          60

-----------------------------------------------------------------------------
7.   Blocher, Ron               N/A                          60

-----------------------------------------------------------------------------
8.   Bellefeuille, Steve        N/A                          60

-----------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                         Date of      Position/       Age     Salary as at      Salary as at     Insurance      Other benefits (e.g.
Name of Employee         Employ        Title                   31.10.97           31.10.98        Pension           company car,
----------------
                                                              (including        (including          etc.              housing)
                                                           bonus/commission)   bonus/commission)
                                                            (USD per annum)     (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
Expense
-------
------------------------------------------------------------------------------------------------------------------------------------
1.  Allen, Robert       12/01/87      Western        N/A       58,554.87         54,946.42             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
2.  Carpenter, Scott    02/01/98      Central        N/A       N/A               44,292.73             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
3.  Coyne, Anthony      07/12/93      Western        N/A       44,728.67         50,478.21             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
4.  DeSouza, David      01/11/90      Western        N/A       70,085.63         62,844.54             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
5.  Heaton, Steve       08/08/94      Western        N/A       23,380.21         50,000.00             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
6.  Henry, Bill         08/01/89      Western        N/A       54,785.09         61,540.62             N              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
7.  Holliday, Dennis    07/22/98      Central        N/A       N/A               40,000.00             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
8.  Letford, Gary       01/03/78      Western        N/A       60,613.82         50,448.26             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
9.  McElravey, Tobias   09/07/95      Western        N/A       30,159.05         50,527.92             Y              N/A
                                      Region Sales
                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                        Severance ("S") &        Notice
Name of Employee                        Retention ("R")          Period
----------------
                                           bonuses            (No. of days)
------------------------------------------------------------------------------------
Expense
-------
------------------------------------------------------------------------------------
1.  Allen, Robert                            N/A                   60
------------------------------------------------------------------------------------
2.  Carpenter, Scott                         N/A                   60
------------------------------------------------------------------------------------
3.  Coyne, Anthony                           N/A                   60
------------------------------------------------------------------------------------
4.  DeSouza, David                           N/A                   60
------------------------------------------------------------------------------------
5.  Heaton, Steve                            N/A                   60
------------------------------------------------------------------------------------
6.  Henry, Bill                              N/A                   60
------------------------------------------------------------------------------------
7.  Holliday, Dennis                         N/A                   60
------------------------------------------------------------------------------------
8.  Letford, Gary                            N/A                   60
------------------------------------------------------------------------------------
9.  McElravey, Tobias                        N/A                   60
------------------------------------------------------------------------------------

                                Western States
                                --------------

---------------------------------------------------------------------------------------------------------------------------
                         Date of    Position/     Age    Salary as at    Salary as at     Insurance     Other benefits e.g.
Name of Employee         Employ      Title                 31.10.97        31.10.98        Pension         company car,
----------------
                                                          (including      (including         etc.            housing)
                                                            bonus/          bonus/
                                                          commission)     commission)
                                                        USD per annum)   USD per annum)
---------------------------------------------------------------------------------------------------------------------------
10.  Middents, David    02/01/82     Western      N/A     75,623.48       62,007.36          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
11.  Niermeyer, Todd    09/29/97     Western      N/A      4,200.79       37,635.86          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
12.  Santiago, Gary     01/15/90     Western      N/A     51,656.61       62,096.06          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
13.  Wehmeyer, Phil     09/16/93     Western      N/A     55,618.68       58,252.78          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
14.  Ayers, Michael     05/03/93     Central      N/A     40,995.66       47,566.23          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
15.  Clark, Geoffrey    10/14/96     Central      N/A     57,123.31       56,531.29          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
16.  Dixon, John        10/14/96     Central      N/A     37,875.14       32,569.60          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
17.  James, Scott       07/10/95     Central      N/A     59,651.99       50,680.50          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------
18.  Kroeger, Richard   04/07/97     Central      N/A     28,995.61       40,172.95          Y            N/A
                                     Region
                                     Sales Rep.
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                         Severance ("S") &     Notice Period
Name of Employee          Retention (R)        (No. of days)
----------------
                             bonuses
-------------------------------------------------------------
10.  Middents, David        N/A                     60
--------------------------------------------------------------
11.  Niermeyer, Todd        N/A                     60
--------------------------------------------------------------
12.  Santiago, Gary         N/A                     60
--------------------------------------------------------------
13.  Wehineyer, Phil        N/A                     60
--------------------------------------------------------------
14.  Ayers, Michael         N/A                     60
-------------------------------------------------------------
15.  Clark, Geoffrey        N/A                     60
-------------------------------------------------------------
16.  Dixon, John            N/A                     60
-------------------------------------------------------------
17.  James, Scott           N/A                     60
-------------------------------------------------------------
18.  Kroeger, Richard       N/A                     60
-----------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                              Date of                 Position/                    Age                     Salary as at
Name of Employee              Employ                   Title                                                 31.10.97
----------------
                                                                                                            (including
                                                                                                         bonus/commission)
                                                                                                          (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
19. Price, Terry              01/10/94                Central                      N/A                        70,676.92
                                                      Region Sales
                                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
20. Schall, Michael           01/16/89                Central                      N/A                        46,837.27
                                                      Region Sales
                                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
21. Stephens, Jeff            07/??/98                Central                      N/A                              N/A
                                                      Region Sales
                                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
22. Abney, John Davic         05/15/95                East Region                  N/A                        38,375.21
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
23. Frye, David               08/10/97                East Region                  N/A                         8,978.68
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
24. Hagstrom Doug             04/01/94                East Region                   N/A                       70,117.47
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
25. Harouff, Steve            07/22/98                East Region                   N/A                             N/A
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
26. Henderson, Randa          02/01/98                East Region                   N/A                             N/A
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
27. Hibberts, William         07/29/96                Central                       N/A                       32,513.11
                                                      Region Sales
                                                      Rep.
------------------------------------------------------------------------------------------------------------------------------------
28. Moore, S.D. Roberts       05/15/97                East Region                   N/A                       30,330.80
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
29. Peszek, David             09/08/97                East Region                   N/A                        7,781.28
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
30. Sanossian, David          02/18/98                East Region                   N/A                             N/A
                                                      Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Salary as at        Insurance,          Other Benefits (e.g      Severance ("S") &     Notice
Name of Employee                31.10.98           Pension              company car,            Retention ("R")      period
----------------
                               (including             etc.                 housing)                bonuses           (No. of
                            bonus/commission)                                                                         days)
                             (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
19. Price, Terry               53,645.04          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
20. Schall, Michael            62,911.74          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
21. Stephens, Jeff             14,356.38          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
22. Abney, John Davic          23,883.26          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
23. Frye, David                32,966.09          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
24. Hagstrom Doug              69,714.86          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
25. Harouff, Steve             40,000.00          N                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
26. Henderson, Randa           38,074.33          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
27. Hibberts, William          32,400.15          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
28. Moore, S.D. Roberts        70,120.99          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
29. Peszek, David              53,155.50          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------
30. Sanossian, David           38,397.77          Y                        N/A                      N/A              60
------------------------------------------------------------------------------------------------------------------------------------

                                WESTERN STATES
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                         Date of      Position/     Age    Salary as at      Salary as at     Insurance,      Other benefits (e.g
Name of Employee         Employ         Title                31.10.97          31.10.98        Pension           company car,
----------------
                                                            (including         (including       etc.               housing)
                                                           bonus/commision   bonus/commision
                                                            (USD per annum)   (USD per annum)
------------------------------------------------------------------------------------------------------------------------------------
31.  Thornhill, Don     11/14/88     East Region    N/A        45,304.13       31,526.58           Y                 N/A
                                     Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
32.  Thomton, Gary      09/01/96     East Region    N/A        29,645.59       48,456.12           Y                 N/A
                                     Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------
33.  Zimmenman, Greg    01/06/86     East Region    N/A        55,375.34       46,254.84           Y                 N/A
                                     Sales Rep.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Severance ("S") &              Notice Period
Name of Employee              Retention ("R") bonuses        (No. of days)
----------------
--------------------------------------------------------------------------------
31.  Thornhill, Don                    N/A                         60
--------------------------------------------------------------------------------
32.  Thomton, Gary                     N/A                         60
--------------------------------------------------------------------------------
33.  Zimmenman, Greg                   N/A                         60
--------------------------------------------------------------------------------

(???? denotes monthly expenses)

                               LIST OF EMPLOYEES

                                     Bejka

                                     BEJKA
                                     -----

------------------------------------------------------------------------------------------------------------------------------------
                          Period of    Position/        Age      Salary as at       Salary as at     Insurance,    Other benefits
Name of Employee          Employment     Title                     31.10.97           31.10.98        Pension     (e.g company car,
----------------
                                                                  (including         (including         etc.          housing)
                                                               bonus/commission)  bonus/commission)
                                                               (SEK/per annum)     (SEK/per annum)
------------------------------------------------------------------------------------------------------------------------------------
1.   *Stefan Spang          5 years    Man. Dir.        42        422,500.00         480,000.00       Pension,     Company car
                                                                                                      (SEK5,600/
                                                                                                      mth) Life
                                                                                                      Health
------------------------------------------------------------------------------------------------------------------------------------
2.   Margaretha Jonholl     20 years   Respons.         62        287,800.00         297,600.00       Pension,
                                       Economics                                                      Health
                                                                                                      (SEK3,056/
                                                                                                      mth)
------------------------------------------------------------------------------------------------------------------------------------
3.   James Krueger          2 years    Economics        32         18,000.00         250,000.00       Pension
     half-time employed                Purchaser                   (for full-time)   (for full-time)  Health
     during 1998,
     full-time from June
     1999
------------------------------------------------------------------------------------------------------------------------------------
4.   Ninni Alvesten         7 years    Economics        36        194,000.00         201,000.00       Pension
                                       Invoicing                                                      Health
                                                                                                      (SEK
                                                                                                      1,194/mth)
------------------------------------------------------------------------------------------------------------------------------------
5.   Stefan Zachrisson      7 years    Purchaser        29        199,000.00         201,600.00       Pension,
                                                                                                      Health
                                                                                                      (SEK
                                                                                                      1,164/mth)
-----------------------------------------------------------------------------------------------------------------------------------
6.   Peter Olsson           7 years    Salesman         25        214,000.00         261,900.00       Pension,     Access to company
                                                                  (plus 1% bonus)    plus 1% bonus    Health       car
                                                                                                      (SEK
                                                                                                      1,123/mth)
-----------------------------------------------------------------------------------------------------------------------------------
7.   Fredrik Andersson      ? months   Salesman         26                           228,000.00       Pension,     Access to company
     employed half-time                                                              (for full-time)  Health       car
     till September 1st.
     Thereafter on
     probation for six
     months
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------
                         Severance("S") &       Notice Period
NAME OF EMPLOYEE          Retention("R")
----------------
                              bonuses
-----------------------------------------------------------------
1.   *Stefan Spang                N/A            Acc. to
                                                 contract
-----------------------------------------------------------------
2.   Margaretha Jonholl           N/A            Acc. to
                                                 Swedish law: 6
                                                 months
-----------------------------------------------------------------
3.   James Krueger                N/A            Acc. to
     half-time employed                          Swedish law: 3
     during 1998,                                months
     full-time from June
     1999
-----------------------------------------------------------------
4.   Ninni Alvesten               N/A            Acc. to
                                                 Swedish law: 5
                                                 months
-----------------------------------------------------------------
5.   Stefan Zachrisson            N/A            Acc. to
                                                 Swedish law: 3
                                                 months

-----------------------------------------------------------------
6.   Peter Olsson                 R              Acc. to
                                                 Swedish law: 3
                                                 months
-----------------------------------------------------------------
7.   Fredrik Andersson            N/A
     employed half-time
     till September 1st.
     Thereafter on
     probation for six
     months
-----------------------------------------------------------------

                                     BEJKA
                                     -----

------------------------------------------------------------------------------------------------------------------------------------
                                   Period of       Position/     Age     Salary as at       Salary as at         Insurance
Name of Employee                   Employment        Title                 31.10.97           31.10.98            Pension
----------------
                                                                          (including         (including            etc.
                                                                       Bonus/commission)  bonus/commission)
                                                                        (Sek/per annum)   (Sek/per annum))
------------------------------------------------------------------------------------------------------------------------------------
8.   Lima Rosenquist                 11 years     Order Stock    36    189,000.00         201,000.00          Pension, Health
                                                                                                              (SEK 1,128/mth)
------------------------------------------------------------------------------------------------------------------------------------
9.   Peter Wold                       3 years     Warehouse      24    175,600.00         182,700.00          AMF

------------------------------------------------------------------------------------------------------------------------------------
10.  ?rgen Schmitt                                Warehouse      24                       150,000.00          AMF
     Employed on probation till
     Dec. 1st 1998
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Other benefits (e.g       Severance("S")       Notice Period
Name of Employee                                               company car,                 &
----------------
                                                                 housing)             Retention("R")
                                                                                         bonuses
-----------------------------------------------------------------------------------------------------------------------------------
8.   Lima Rosenquist                                        N/A                       N/A                 Acc. to Swedish
                                                                                                          law: 5 months
-----------------------------------------------------------------------------------------------------------------------------------
9.   Peter Wold                                             N/A                       N/A                 Acc. to Swedish
                                                                                                          law: 1 month
-----------------------------------------------------------------------------------------------------------------------------------
10.  ?rgen Schmitt                                          N/A                       N/A                 Acc. to Swedish
     Employed on probation till                                                                           law: 1 month
     Dec. 1st 1998
-----------------------------------------------------------------------------------------------------------------------------------
Notes: *denotes employee has service agreement
        Under Swedish law, an employer is obliged to pay an "employer's fee" of 33.03% of the gross salary and bonuses paid to its employees, and on other benefits, such as company cars.
        In addition, tax is levied against the employer at the rate of 25.03% of all pension payments made by the employer. Under
        Swedish law, employees are entitled to 5 weeks' paid leave per annum.
-----------------------------------------------------------------------------------------------------------------------------------

                   SCHEDULE 7 : LIST OF ASSUMED LIABILITIES


WESTERN STATES

Liabilities                                      Amount US$
-----------                                      ----------

Notes payable to bank                           12,054,181.15

Accounts payable-trade                           8,199,973.00

Payroll tax payable                                      0.00

Sales tax payable - West                             1,084.00

Sales tax payable - Central                              0.00

Sales tax payable - East                                 0.00

Deposit payable sales computers - West                   0.00

Deposit payable sales computers - Central                0.00

Deposit payable sales computers - East                   0.00

Accrued expenses - other                            80,787.00

Accrued freight out bikes                           20,000.00

Accrued freight out bikes                            6,000.00

Accrued freight out bikes                           10,000.00

Accrued freight out bikes                           10,000.00

Accrued freight out parts                            9,000.00

Accrued freight out parts                            1,000.00

Accrued freight out parts                            2,000.00

Accrued freight out parts                            2,000.00

Accrued workers compensation                        53,422.00

Accrued product liability                          550,000.00

Accrued insurance - medical                        119,456.00

Accrued interest with foreign vendor                 9,356.00

Accrued payroll and tax - West                     132,979.00

Accrued payroll and tax - Fitness                        0.00

Liabilities                                      Amount US$
-----------                                      ----------

Accrued payroll and tax - Central                    7,211.00

Accrued payroll and tax - East                       6,529.00

Accrued payroll and tax - South                      2,074.00

Accrued commission and tax - West                   14,164.00

Accrued commission and tax - Fitness                 7,832.00

Accrued commission and tax - Central                 1,404.00

Accrued commission and tax - East                    9,610.00

Accrued commission and tax - South                  15,227.00

Accrued bonus and tax - West                        77,159.00

Accrued bonus and tax - Fitness                    - 8,000.00

Accrued bonus and tax - Central                      2,342.00

Accrued bonus and tax - East                        24,745.00

Accrued bonus and tax - South                        6,335.00

Accrued bonus and tax - Taiwan                      18,239.00

Accrued vacation, sickness and tax - West          125,005.00

Accrued vacation, sickness and tax - Fitness        13,500.00

Accrued vacation, sickness and tax - Central        13,296.00

Accrued vacation, sickness and tax - East            5,198.00

Accrued vacation, sickness and tax - South           4,366.00

Accrued profit sharing                                   0.00

Accrued rebates - West                                   0.00

Accrued rebates - Central                                0.00

Accrued rebates - East                                   0.00

Accrued rebates - South                                  0.00

Accrued discounts - West                           100,000.00

Accrued discounts - Fitness                         15,000.00

Accrued discounts - Central                         40,000.00

Liabilities                                      Amount US$
-----------                                      ----------

Accrued discounts - East                            50,000.00

Accrued discounts - South                                0.00

Accrued development - paid Diamondback                   0.00

Accrued development - paid - Fitness                     0.00

Accrued development - Quality Control                    0.00

Accrued development - Quality Control                    0.00

Accrued trade show - West                                0.00

Accrued trade show - Fitness                             0.00

Accrued trade show - Central                             0.00

Accrued trade show - East                                0.00

Accrued trade show - South                               0.00

Accrued dealer clinic - West                             0.00

Accrued dealer clinic - Fitness                          0.00

Accrued dealer clinic - Central                          0.00

Accrued dealer clinic - East                             0.00

Accrued dealer clinic - South                            0.00

Accrued dealer focus - West                              0.00

Accrued dealer focus - Fitness                           0.00

Accrued dealer focus - Central                           0.00

Accrued dealer focus - East                              0.00

Accrued dealer focus - South                             0.00

Accrued sales meeting - West                             0.00

Accrued sales meeting - Fitness                          0.00

Accrued sales meeting - Central                          0.00

Accrued sales meeting - East                             0.00

Accrued meetings - South                                 0.00

Accrued travel - sales - West                            0.00

Liabilities                                      Amount US$
-----------                                      ----------

Accrued travel - Fitness                                 0.00

Accrued travel - sales - Central                         0.00

Accrued travel - sales - East                            0.00

Accrued travel - sales - South                           0.00

Accrued travel - paid - Diamondback                      0.00

Accrued travel - paid - Fitness                          0.00

Accrued travel - Quality Control                         0.00

Accrued travel ID                                        0.00

Accrued outside services - West                     70,000.00

Accrued outside services - Fitness                       0.00

Accrued outside services - Central                       0.00

Accrued outside services - East                          0.00

Accrued abandoned space - Central                   91,399.00

Accrued abandoned space - East                      29,917.00

                                               ==============
TOTAL                                           22,003,790.15



BEJKA

Liabilities                         Amount (SEK)
-----------                         ------------

Swedish payables                      559,586.00

International payable               1,626,817.00

Short term debt                        32,124.00

Prepaid Salary expenses (vac) 98       40,000.00

Prepaid Salary expenses (vac) 99      142,203.00

Prepaid Salary expenses                     0.00

Prepaid Salary expenses                60,180.00

Liabilities                         Amount (SEK)
-----------                         ------------

Net VAT                               304,771.00

Income tax for personnel                    0.00

Letter of Credit debt                       0.00

Long loan, Sparbank                 1,250,000.00

Loan, ADB System                       87,497.00

                                  ==============
TOTAL                               4,103,178.00

                   SCHEDULE 8 : VENDOR/WARRANTOR PROTECTION


1. (Intentionally Blank)
------------------------

2. Relevant Claims
------------------

In this Schedule, "Relevant Claim" means any claim under this Agreement for
                   --------------
breach of the Warranties.

3. Financial Limits
-------------------

3.1  Aggregate limit

     The aggregate liability of the Vendors under this Agreement in respect of the Warranties shall be limited to the sum of US$22,750,000 plus the amount of the Assumed Liabilities and for this purpose any sum which the Vendors incur in respect of professional fees and expenses incurred in connection with a Relevant Claim shall not be taken into account.

3.2  Thresholds

     The Vendors shall not be liable in respect of a Relevant Claim unless:

     (A) the liability of the Vendors in respect of that Relevant Claim (and all other Relevant Claims arising out of or related to the same or similar subject matter) exceeds US$25,000; and

     (B) the aggregate liability of the Vendors in respect of all Relevant Claims (excluding any for which liability is excluded by Sub-Paragraph 3.2(A)) exceeds US$500,000 in which case the Vendors shall be liable for the whole amount and not merely the excess over US$500,000.

3.3  Excess provisions

     If and to the extent that the amount of any provision made in the Completion Accounts in relation to the Book Debts or the Stock is found by or notified to the Purchasers to be in excess of the matter for which such provision was made then the Purchasers shall notify the Vendors of such finding as soon as reasonably practicable and the amount of any such excess (the "Excess Amount") shall, only to the extent that it has resulted in any repayment of monies by the Vendors by reason of the application of the provisions of Paragraph 5 of Schedule 4, be credited against and applied in relieving the Vendor from any liability it would otherwise incur in respect of Relevant Claims (but only to the extent of the amount of such repayment and not otherwise).

3.4  No applications

     The limits set out in this Paragraph 3 shall be without effect in relation to the Warranties contained in Paragraph 3.1 of Part 1 of Schedule 3.

3.5  Single Price

     The Purchasers' rights to claim damages in respect of any specific matter shall not be limited by reference to the apportionment of the Consideration pursuant to Clause 3 of this Agreement.

4. Time limits
--------------

The Vendors shall have no liability in respect of any Relevant Claim unless the Purchasers shall have given notice in writing to the Vendors of such claim specifying (in reasonable detail) the matter which gives rise to the claim, the nature of the claim and the amount claimed in respect thereof not later than:

     (A) in the case of a Relevant Claim under or in connection with any of the Warranties contained in Paragraph 3.1 of Part 1 of Schedule 3, six (6) years after the date of this Agreement;

     (B) in the case of a Relevant Claim under or in connection with or any of the Warranties contained in Paragraph 7.3 of Part 1 of Schedule 3 the latest time permitted under the law of the relevant jurisdiction in which the Company is incorporated or otherwise subject to by which proceedings must be commenced in respect of the Relevant Claim;

     (C) in the case of a Relevant Claim under or in connection with any regulatory, environmental or social security liabilities (including, for the avoidance of doubt, ERISA and other employee benefits), 31 May 2001; or

     (D)  in any other case, 31 May 2000.

     and any Relevant Claim which has been made against the Vendors and which has not been previously satisfied, settled or withdrawn shall be deemed to have been withdrawn and shall become fully barred and unenforceable unless proceedings in respect of the claim shall have been issued and served on the Vendors on or before the date falling 12 months after the date by which notice of claims must have been given to the Vendors pursuant to the foregoing provisions of this Clause.

5. No duplication of recovery
-----------------------------

5.1  No double recovery

     The Purchasers shall not be entitled to recover damages or otherwise obtain reimbursement or restitution more than once in respect of the same loss (but, for the avoidance of doubt, this shall not apply to damages, reimbursement or other restitution in respect of common circumstances which give rise to different heads of loss).

5.2  Claims under Warranties

     In the event that the Purchasers are entitled to claim under the Tax Deed or under the Warranties contained in Schedule 3 in respect of the same subject matter, the Purchasers may claim under either or both but payments under the Tax Deed shall pro tanto satisfy and discharge any claim which is
                              --- -----
     capable of being made under the Warranties contained in Schedule 3 in respect of the same subject matter and vice versa.
                                            ----------

6. Relevance of limitations in circumstances of fraud etc
---------------------------------------------------------

Notwithstanding anything to the contrary contained herein, the provisions of Paragraphs 3, 4 and 5 shall not apply in respect of a Relevant Claim to the extent that the matter giving rise to the Relevant Claim or the delay in the discovery of such matter would not have arisen but for any act involving the fraud, wilful misconduct or wilful concealment by any of the Vendors or any member of the Vendors' Group or any officer or employee or agent or former officer or employee of the Vendors' or any member of the Vendors' Group.

7. Third party claims
---------------------

(A) If the Vendors pay to the Purchasers an amount in respect of a breach of any of the Warranties and the Purchasers subsequently recover a sum which is referable to that breach, the Purchasers shall forthwith repay to International on behalf of the Vendors (and the receipt of International shall be deemed to be an absolute discharge for all purposes of the Purchasers' obligations hereunder) so much of the amount paid by them as does not exceed the sum recovered from the third party less all reasonable costs, charges and expenses incurred by the Purchasers, as the case may be, in obtaining that payment and in recovering that sum from the party.

(B) By way of covenant but not (except in relation to Sub-paragraph 7(B)(4) below compliance with which is a condition precedent to liability unless security has not been provided under paragraph 7(B)(3) of this Schedule) by way of condition precedent to any Relevant Claim, each of the Purchasers undertakes that if it becomes aware of any matter which might give rise to a claim under any of the Warranties, the Purchasers shall or shall procure that the relevant Sale Company shall:-

     (1) as soon as reasonably practicable give notice to the Vendors of the matter and shall consult with the Vendors with respect to the matter;

     (2) give the Vendors and the Vendors' professional advisers reasonable access to premises and personnel and to any relevant assets, documents and records within the power, possession or control of the relevant Purchaser to enable the Vendors to examine and to take copies or photocopies of any of such documents or records at the Vendors' expense;

     (3) take such action and institute such proceedings, and give such information and assistance, as the Vendors may reasonably request to:-

          (a) dispute, resist, appeal, compromise, defend, remedy or mitigate the matter; or

          (b) enforce against any person (other than the Vendors) the rights of the relevant Sale Companies in relation to the matter;

          provided that the Vendors shall provide to the Purchasers and the Purchasers' shareholders such security as they may reasonably require for all reasonable costs, expenses, damages, and liabilities which may be incurred by reason of any such action and the amount of the relevant claim under the Warranties;

     (4) not admit liability in respect of or compromise or settle the matter without the prior written consent of the Vendors, such consent not to be unreasonably withheld or delayed.

8. Events after Completion
--------------------------

The Vendors shall have no liability whatsoever in respect of any Relevant Claim to the extent that the matter giving rise to such claim would not have arisen but for:

     (A) any act after Completion by any of the Purchasers or any of their respective Affiliates, or any director, officer or employee or agent of any of them; or

     (B) the passing of, or change in, after the date of this Agreement any law, rule or regulation of any governmental department, agency or regulatory body or the interpretation thereof.

                                  EXHIBIT 1:

                               Form of Tax Deed


THIS DEED is dated [       ] and made
---------

BETWEEN:
--------

(1)  DIAMOND BACK INTERNATIONAL COMPANY LIMITED ("International") a company
     ------------------------------------------
     incorporated in The British Virgin Islands whose principal/registered office is at International Trust Building, Wickhams Cay, Road Town, Tortola, The British Virgin Islands;

(2)  WESTERN STATES IMPORT COMPANY, INC. ("Western States") a company
     -----------------------------------
     incorporated in California, USA whose principal/registered office is at 4030 Via Pescador, Camarillo, CA 93612-5008;

(3)  BEJKA TRADING A.B. ("Bejka") a company incorporated in Sweden under number
     ------------------
     556115-4609 whose principal office is at Gothenburg;

     (each of parties (1) to (3) a "Vendor" and together the "Vendors")

(4)  THE DERBY CYCLE CORPORATION ("Derby Cycle") a company  incorporated in the
     ---------------------------
     state of Delaware, USA whose principal/registered office is at 22710 72nd Avenue South, Kent, Washington, WA 98032, United States of America;

(5)  DERBY SWEDEN ("Derby Sweden") a company incorporated in Sweden whose
     ------------
     principal/registered office is at Gothenburg.

     (each of parties (4) and (5) a "Purchaser" and together the "Purchasers").


BACKGROUND:
-----------

This Deed has been entered into pursuant to an agreement dated [ ] 1998 made between the Vendors and the Purchasers (the "Agreement") under which the Purchasers have agreed to purchase certain Business Assets from the Vendors, with the intention that an amount calculated by reference, inter alia, to certain tax liabilities of the Purchasers relating to the Business and the Business Assets shall be paid by the Vendors to the Purchasers subject as mentioned herein.

THE PARTIES AGREE THAT:
-----------------------

1. Interpretation
------------------

1.1  Definitions

     In this Deed, unless the contrary intention appears or the context otherwise requires:

     (A) words and expressions defined in the Agreement have the same respective meanings in this Deed and any provisions in the Agreement concerning matters of construction or interpretation shall also apply in this Deed.

     (B)  "Tax" means all forms of taxation, duties, levies, imposts of whatever
          -----
          jurisdiction including (without limitation) corporation tax, income tax, sales tax, value added tax, use tax, capital value tax, property tax, franchise tax, excise customs and other import duties, all employment taxes and all penalties, charges, costs and interest relating to the foregoing or resulting from failure to comply with the provisions of any enactment relating to tax.

     (C)  "Relief" means any relief, allowance or credit in respect of Tax or
          --------
          any right to repayment of Tax or any deduction, exemption or set-off relevant in computing income, profits or gains for the purposes of Tax pursuant to any legislation in any jurisdiction or otherwise.

1.2  Joint and Several Liability

     All covenants, indemnities, agreements and obligations given under this Deed by more than one person are given jointly and severally.

2. Indemnity
------------

2.1  Covenant

     The Vendors undertake to the Purchasers that in relation to the Business and Business Assets they will pay, satisfy, discharge and fulfil any and all liabilities to Tax relating to the Business arising in respect of or by reference to any period up to Completion (unless specifically assumed by the Purchasers and save for any such liability provision for which is made in the Completion Accounts) and in any jurisdiction whatsoever and shall indemnify and hold harmless the Purchasers in respect of the same and from and against all costs, claims, interest (including default interest), liabilities and reasonable expenses which the Purchasers or any of them may reasonably and properly suffer or incur in consequence of any failure or delay by the Vendors to comply with this clause 2.1.

2.2  Disclosure not relevant

     The Vendors' obligation to make payments under Sub-Clause 2.1 shall not be affected by the Purchasers' knowledge or the disclosure, in the Disclosure Letter or otherwise, of the liability to Tax giving rise to the payment, or of the circumstances giving rise to that liability.

3. Gross-up
-----------

If any amount paid or due to the Purchasers under this Deed is a taxable receipt of the Purchasers then the amount so paid or due (the "Net Amount") shall be
                                                       ------------
increased to an amount which, after subtraction of the amount of any Tax on such increased amount which arises, or would but for the availability of any Relief arise, shall equal the Net Amount provided that if any payment is initially made on the basis that the amount due is not taxable in the hands of the Purchasers and it is subsequently determined that it is, or vice versa, appropriate adjustments shall be made between the Purchasers and the Vendors.

4. Deductions and withholdings
------------------------------

4.1  No deductions, etc.

     Any amount payable pursuant to this Deed shall be paid free and clear of all deductions, withholdings, counter-claims or set-off whatsoever, save only as may be required by law.

4.2  Deduction, etc. required by law

     (A) If any deductions or withholdings are required by law to be made from any sums, the Vendors shall be obliged to pay the Purchasers such amount as will, after the deduction or withholding has been made, leave the Purchasers with the same amount as they would have been entitled to receive in the absence of such requirement to make a deduction or withholding.

     (B) To the extent the Purchasers obtain a tax credit in relation to such deduction or withholding the Purchasers shall repay such credit to the Vendors by way of adjustment to the Consideration.

4.3  Accounting for deductions and withholdings

     If the Vendors are required by law to make a deduction or withholding as is referred to in Sub-Clause 4.2, the Vendors shall:

     (A)  make such deduction or withholding;

     (B) account for the full amount deducted or withheld to the relevant authority in accordance with applicable law; and

     (C) provide to the Purchasers the original, or a certified copy, of a receipt or other documentation evidencing the above.

5. Payments under this Deed
---------------------------

5.1  Date for payment

     Where any amount is required to be paid to the Purchasers by the Vendors in respect of a liability to Tax under Clause 2.1, the Vendors shall pay such amount in cleared funds on or before the date 3 Business Days before the date on which the Tax in question is due for payment to the relevant tax authority or, if later, 10 Business Days following the date on which the Vendors are deemed pursuant to Sub-Clause 17.11 of the Agreement to receive notice of their liability to make such payment. Any dispute as to the amount contained in such notice shall be determined by the Auditors acting as experts and not arbitrators (at the Vendors' expense).

5.2  Payments due on days other than Business Days

     Any payment which becomes due on a day which is not a Business Day shall be paid on the previous Business Day, and any payment which is made after noon on any day shall, for the purposes of calculating interest, be deemed to have been paid on the next following Business Day.

5.3  Payment in cleared funds

     The Vendors shall make all payments under this Deed in immediately available funds before noon on the due date for payment without deduction or withholding on any account (save as expressly provided in this Deed) and if any amount is not paid when due the Vendors shall pay to the Purchasers interest on such amount accruing from day to day (as well after judgment as before) at the rate of 3 per cent. per annum above the base rate of Barclays Bank plc from time to time from the due date until the date of actual payment (or the next Business Day if such day of actual payment is not a Business Day) compounded quarterly.

6. Incorporation of provisions from the Agreement
-------------------------------------------------

The provisions of the following sub-clauses of the Agreement shall have effect as if incorporated into this Deed mutatis mutandis namely:-

     Sub-clause 17.1 - Assignment
     Sub-clause 17.11 - Notices
     Clause 19 - Law and Jurisdiction.

IN WITNESS WHEREOF this Deed was executed by the parties on the day and date first above written.

                                  EXHIBIT 2:

              Form of Opinion to be given by Vendors' Solicitors


The Derby Cycle Corporation and
Derby Sweden
                                                                          [date]

Dear Sirs,

The Acquisition by The Derby Cycle Corporation and Derby Sweden of business
---------------------------------------------------------------------------
assets from, inter alia, [                            ]
-------------------------------------------------------

1.   We act as legal advisers in [Country] to [                ].

2. This opinion is confined to and given on the basis of the law of [Country] as currently applied by the courts of [Country]. We have made no independent investigation of the laws of England as a basis for this opinion and do not express or imply any opinion thereon. We have assumed that there is nothing in the law of any other place which affects this opinion.

3. For the purposes of this opinion we have examined the documents listed in Schedule One to this letter. Other words and expressions defined in the Sale and Purchase Agreement shall bear the same meanings herein.

4. In giving this opinion we have assumed in relation to the documents listed in the Schedule to this letter that:

     (A) all such documents are within the capacity and powers of and have been validly authorised, executed and delivered by and are binding on the
          parties thereto other than [                     ] and there has been
          no breach of any of the terms thereof

     (B) there is nothing under English law to prevent the Sale and Purchase Agreement or the Tax Deed from being valid, binding and enforceable

     (C) all such documents submitted to us as copy, draft or specimen documents conform to the originals

5. Based upon and subject to the foregoing and subject to clause [6] below we are of the opinion that:

     (A)  [                       ] is a company duly incorporated and existing
          in good standing
          in [Country] under the [Companies Act .] [law of Country] and is properly qualified and entitled to carry on the business as currently carried on and to sell the Business Assets as defined in the Sale and Purchase Agreement.

     (B)  [                   ] has power to enter into and execute and to
          perform all of its obligations under the Sale and Purchase Agreement and the Tax Deed.

     (C)  [                 ] has taken all necessary corporate action to
          authorise the execution, delivery and performance of the Sale and Purchase Agreement and the Tax Deed.

     (D) the Sale and Purchase Agreement and the Tax Deed constitute direct, unconditional, legal, valid, binding and enforceable obligations of [
               ].

     (E)  the submission by [                       ], for the purposes of the
          Sale and Purchase Agreement and the Tax Deed, to the jurisdiction of the English courts, and the appointment of the person therein mentioned as its agent for service in respect of any action arising
          out of or relating to it, are valid and binding on [               ]
          and the courts of [Country] would recognise as a valid judgment and would register for enforcement any judgment for a sum of money
          obtained in an English court against [                       ] in an
          action connected with the Sale and Purchase Agreement or the Tax Deed and would give effect thereto.

6.   This opinion is subject to the following:

     (A) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation, limitation and other laws of general application relating to or affecting the rights of creditors;

7. This opinion is addressed to and is solely for the benefit of The Derby Cycle Corporation and Derby Sweden AB and except with our express consent is not to be transmitted to any other person nor is to be relied upon by any other person or for any purpose other than in connection with the Sale and Purchase Agreement and the Tax Deed.

     Yours faithfully,

                                  Schedule 1:

1. Sale and Purchase Agreement among Diamond Back International Company Limited, Western States Import Company, Inc., Bejka Trading A.B., The Derby
     Cycle Corporation and Derby Sweden dated [      ] (the "Sale and Purchase
     Agreement").

2. Tax Deed among Diamond Back International Company Limited, Western States Import Company, Inc., Bejka Trading A.B., The Derby Cycle Corporation and
     Derby Sweden and dated [      ] (the "Tax Deed").

           [LETTERHEAD OF STANARD, BLENDER & SCHWARTZ APPEARS HERE]

                               December 7, 1998


     The Derby Cycle Corporation
     Derby Sweden A.B.
     (Address)



          Re: The Acquisition by the Derby Cycle Corporation ("Derby Cycle") (Purchaser of the assets of Western States Import Co., Inc. ("WSI"))
               --------------------------------------------------------------

     Gentlemen:

          This opinion is furnished to you pursuant to Clause 2.1 of the Sale and Purchase Agreement dated December 4, 1998 (the "Agreement") between Diamond Back International Company Limited, Hejka Trading A.B., and WSI ("Sellers") and Derby Cycle and Derby Sweden A.B. Only Derby Cycle purchases the assets of WSI; however, Derby Sweden A.B. is a party to the Agreement and Derby Cycle and Derby Sweden are collectively defined as "Purchaser." The firm has acted as general counsel to WSI in connection with the transactions contemplated in the Agreement.

          For the purposes of this letter, the capitalized terms used herein but not otherwise defined shall have the same meanings as defined in the Agreement.

          In rendering this opinion, we have examined originals or copies of such documents, records and other writings as we consider relevant for purposes of this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity of all original documents submitted to us as certified or photostatic copies. As to questions of fact material to this opinion, we have, when relevant facts were not independently established by us, relied on appropriate representations and certifications.

                                     144A

The Derby Cycle Corporation
December 7, 1998
Page 2 of 5

     Specifically, we have examined the following documents:

     1.   The Agreement;

     2.   Tax Deed (as defined in the Agreement);

     3.   Articles of Incorporation of WSI;

     4.   By-Laws of WSI; and

     5.   Corporate Minutes of WSI.

     The opinions expressed herein are subject to and qualified in all respects by the following:

          a. We have made no physical inspection of the principal place of business of WSI, and express no opinion with respect to any matter which may be disclosed through a physical inspection; and

          b. We have not participated in the day-to-day management and operation of WSI, and, except as specifically set forth herein, express no opinion with respect to the day-to-day operation of WSI.

     Please be advised that the use of the phrase "to our knowledge" in the opinions expressed below does not imply that we have done any independent investigation of the facts referenced. We are qualified to practice in the State of California and, for the purpose of this opinion, have made no review of and express no opinion regarding the laws of any other state or jurisdiction, except for the applicable laws of the United States of America.

     In our capacity as such counsel, we have been furnished with and have examined originals or copies, certified or otherwise identified to our satisfaction as being true copies, of such records, agreements, instruments, and documents as, in our judgment, are necessary or relevant as the basis for the opinions expressed below.

     We have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary. We have investigated such questions of law and fact for the purpose of rendering this opinion as we have deemed necessary.

                                     144B

The Derby Cycle Corporation
December 7, 1998
Page 3 of 5


     References to sections of the UCC are to sections of the Uniform Commercial Code as in effect in California, and any and all terms used in this opinion which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC as in effect in California.

     Certain of the opinions rendered herein are qualified by the discussion following the numbered paragraphs.

     On the basis of the foregoing, and in reliance thereon, we are of the opinion that:

     1. WSI is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power and corporate authority to enter into and perform all of its obligations under the Agreement and the Tax Deed, thereto, to own and operate its properties and assets, and to carry on its business as it is currently being conducted and as it is contemplated to be conducted.

     2. WSI is duly qualified to own and operate its properties and assets and to carry on its business as it is currently being conducted and as it is contemplated to be conducted, and is in good standing in each jurisdiction where the conduct of its business or the ownership or operation of its properties and assets makes such qualification necessary.

     3. The Agreement, the Tax Deed, and all other agreements, instruments, and documents referred to therein or delivered in connection therewith or ancillary thereto, to the extent WSI is a party thereto, have been duly authorized by all necessary corporate action on the part of WSI under the laws of its state or incorporation and have been duly executed and delivered by WSI.

     4. The Agreement, the Tax Deed, and all other agreements, instruments, and documents referred to therein or delivered in connection therewith or ancillary thereto, to the extent WSI is a party thereto, constitute the legal, valid, and binding obligations of WSI, enforceable against WSI in accordance with their respective terms.

     5. WSI has full corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Agreement, the Tax Deed and all other agreements, instruments and documents referred to therein or delivered in connection therewith or ancillary thereto, to the extent WSI is a party thereto.

                                     144C

The Derby Cycle Corporation
December 7, 1998
Page 4 of 5


     6. WSI has the power and authority to cause its appropriate officers, directors or authorized agents acting for and on its behalf, to execute and deliver the Agreement and the Tax Deed and all other agreements, instruments and documents referred to therein or delivered in connection therewith or ancillary thereto, to the extent WSI is a party thereto and to cause its appropriate officers, employees and agents, acting for and on its behalf, to satisfy the obligations of WSI and take any discretionary actions permitted to be taken by WSI under the Agreement and/or the Tax Deed and all other agreements, instruments and documents referred to therein or delivered in connection therewith or ancillary thereto, to the extent WSI is a party thereto.

     7. The execution, delivery, and performance of the Agreement and the Tax Deed by WSI, the compliance with the terms and conditions thereof, and the consummation of the transactions contemplated thereby, do not and will not: (a) violate or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions, or provisions of: (i) any present statutes, rules, or regulations applicable to WSI: (ii) the articles of incorporation or bylaws of WSI: (iii) any order, judgment, or decree of any domestic court or other agency of domestic government, known to us, after due inquiry, which is binding on charge, security interest, or other encumbrance upon any of the properties or assets of WSI.

     8. To the best of our knowledge, there are no actions, suits, arbitration proceedings or claims pending or threatened against or involving WSI or maintained by WSI at law on in equity or before any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator, which, if adversely determined, would have a material adverse effect upon the business, operations, property, reasonably foreseeable prospects, profits or condition (financial or otherwise) (a "Material Adverse Effect") of WSI.

     9. To our knowledge, WSI is not in default under any agreement to which it is a party or by which it or any of its property is bound, the effect of which default would have a Material Adverse Effect. To our knowledge, no authorization, consent, approval or other action by, and no notice to or filing with, any governmental body or any other person which has not already been obtained, taken or filed, as applicable, is required for the due execution, delivery or performance by WSI of any of the aforementioned agreements.

                                     144D

The Derby Cycle Corporation
December 7, 1998
Page 5 of 5



     All opinions herein contained with respect to the enforceability of documents and instruments are qualified:

     (a) to the extent that the availability to the remedy of specific performance or specific enforcement is subject to the discretion of the court before which any proceedings therefor may be brought; and

     (b) to the extent that certain remedies provided in the Agreement, the Tax Deed, or documents delivered pursuant thereto may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

     Our opinion is limited to the laws of the State of California and the applicable laws of the United States of America, and we assume no responsibility as to the applicability or the effect of the laws (including the blue sky and insolvency laws) of any other jurisdiction.

     This letter and the opinion rendered herein are effective only as of the date hereof and provided solely for the purpose of partially fulfilling the requirements imposed on WSI in order to consummate the transactions contemplated by the Agreement and the Tax Deed. This opinion may not be relied on by any person or party other than Purchaser or its counsel, unless otherwise expressly authorized in writing, by this firm.

                              Very truly yours,

                              GARY N. SCHWARTZ


GNS: jgb
Enclosures

                                     144E

     [      ] 1998

     The Derby Cycle Corporation
     22710, 72/nd/ Avenue South,
     Kent, Washington WA 98032

     DERBY SWEDEN A.B.
     c/o 1455 Pennsylvania Avenue N.W.,
     Suite 350
     Washington DC 2004,
     U.S.A

     Dear Sirs,

          Re:  Diamond Back International Company Limited (the "Company")

     1. We are qualified, practising lawyers in the British Virgin Islands ("B.V.I") who have been asked to provide this legal opinion with regard to B.V.I law in connection with a sale and purchase agreement
          dated [   ] 1998 (the "Agreement") and a tax deed dated [   ] 1998
          (the "Tax Deed"), both made between, inter alias, you and the Company.

     2. For the purpose of this opinion we have examined originals or copies certified or otherwise indentified to our satisfaction of the following:

          (a)   the executed Agreement;

          (b)   the executed Tax Deed

          ((a) and (b) are together referred to herein as the "Documents");

          (c)   (i)    the Company's Certificate of Incorporation;

                (ii) the Company's current Memorandum and Articles of Association; and

                (iii) a registered Agent's Certificate issued by the Company's B.V.I registered agent.

                                     144F

THE DERBY CYCLE CORPORATION
DERBY SWEDEN A.B.
[      ] 1998
Page 3


     (d)  minutes of a meeting of the Company's board of directors held on
          [      ] 1998 at which resolutions were passed approving the Company's execution and delivery of the Documents;

     (e)  written resolutions dated [         ] 1998 of the Company's members
          approving the execution and delivery of the Documents

     ((d) and (e) above are together referred to as the "Authorising
          Resolutions"); and

     (f)  the Company's public records (the "Public Records") on file on
          [        ] 1998 with, and available for inspection at, the B.V.I.
          Registry of Companies (the "Registry").

     We have also made such other enquiries and reviewed such matters of law, and examined the originals or copies certified or otherwise identified to our satisfaction of such other documents, records, agreements, and certificates as we have considered relevant for the purpose of giving the opinions expressed below.

3. For the purposes of giving this opinion we have assumed without further enquiry:

     (a) that all signatures and seals on documents submitted to us are genuine; that all documents submitted to us as originals are authentic and complete; and that all documents submitted to us as copies conform to the originals (and we have found nothing to indicate such assumptions are not justified);

     (b) that the Documents constitute valid and binding obligations of the Company under the laws of England, by which laws they are expressed to be governed;

     (c) that all factual statements made in such documents we have examined are correct;

     (d) that the Authorising Resolutions remain in full force and effect up to and including the time of execution of the Documents and have not been amended or rescinded; and

     (e) that the Public Records which we have examined are accurate and that the information disclosed by the company searches which we have conducted is true and complete; that such information has not since then been altered; and that such searches did not fail to disclose any information which had been delivered for registration but did not appear on the Registry's file at the date of our search.

     This legal opinion is confirmed to and given on the basis of B.V.I. law as currently applied by the B.V.I. courts. We have not investigated, and do not express or imply any opinion on the laws of any other jurisdiction.

                                     144G

THE DERBY CYCLE CORPORATION
DERBY SWEDEN A.B
[    ] 1998

PAGE 3


4.   The opinions set out herein are subject to the following qualifications:

     (a) Rights and obligations may be limited or affected by applicable bankruptcy, insolvency, liquidation, or other similar laws of general application in the B.V.I.

     (b) Certain equitable remedies such as injunction or specific performance will only be available under B.V.I. law at the court's discretion and will not normally be available where damages are considered to be an adequate remedy.

     (c) Where obligations are to be performed in a jurisdiction outside the B.V.I. they may not be enforceable under B.V.I. law to the extent that such performance would be contrary to public policy under the laws of that outside jurisdiction.

     (d) Claims may become barred under the B.V.I. Limitation Act, pursuant to which an action based upon a contract must be brought within six (6) years of the date when the cause of action arises and an action based upon a deed must be brought within twelve (12) years of such date. A cause of action is generally understood to arise when there is in existence a person who can sue and another who can be sued, and when there are present all the facts which are material to be proved to entitle the plaintiff to succeed. Regarding a cause of action to enforce a foreign judgement, the limitation period will begin to run when the cause of action arises, that is, from the date of such foreign judgement.

     (e) A B.V.I. court will determine in its discretion whether an illegal or unenforceable provision may be severed.

     (f) The B.V.I. courts may refuse to give effect to a provision in respect of the cost of unsuccessful litigation brought before those courts or where the courts have themselves made an order for costs.

5. Based upon and subject to the foregoing paragraphs of this letter, we are of the opinion that:

     (a) The Company is a company duly incorporated with limited liability and validity existing in good standing under the B.V.I. law with full statutory and corporate capacity, power, authority, and right to own its property and assets and to carry on its business as envisaged in the Documents. To the best of our knowledge after due enquiry, no steps have been or are being taken to appoint a receiver, liquidator, or similar officer of, or to wind up or dissolve, the Company. It should be noted, however, that B.V.I. law does not require notice of a receiver's appointment to be filed anywhere in the B.V.I.

     (b) The Company has full statutory and corporate capacity, power, authority, and right to enter into and perform its obligations under the Documents, including the giving of security pursuant to the Documents, and has taken and obtained all necessary corporate and other action and consents to authorise the execution and delivery of, and the performance of its obligations under, the Documents.

                                      144H

THE DERBY CYCLE CORPORATION
DERBY SWEDEN A.B.
[     ] 1998
PAGE 4

     (c) The Documents have been duly executed for and on behalf of the Company and constitute valid and binding obligations of the Company.

     (d) The execution and delivery of, and the performance of its obligations and the exercise of any of its rights under, the Documents by the Company will not violate, contravene, or conflict with any provisions of its constitutional documents or any existing B.V.I. law or regulation to which the Company is subject, or cause any limit on the powers to give security of the Company or its directors to be exceeded.

     (e) It is not necessary to ensure the legality, validity, enforceability, or admissibility in evidence in proceedings of the Documents that they or either of them or any other document be notarised, filed, registered, or recorded in the B.V.I. or that any tax, stamp duty, or similar fee be paid in respect thereof.

     (f) The Company's obligations under the Documents constitute primary, direct, unconditional, and general obligations and rank at least pari passu in point of priority and security with all the Company's other direct or contingent unsecured liabilities.

     (g) The Company is generally subject to civil and commercial law with respect to its obligations under the Documents and neither it nor any of its assets is entitled to any immunity or privilege (sovereign or otherwise) from suit, proceedings, set-off, judgement, execution, attachment, or other legal process in the B.V.I. The Company's execution and performance of the Documents do and will constitute private and commercial acts.

     (h) The Documents are in acceptable and proper legal form for enforcement in the B.V.I., and in any proceedings taken in the B.V.I. for such enforcement the choice of English law as the governing and proper law will be recognised and upheld and applied in the B.V.I. courts. The Company's submission to the non-exclusive jurisdiction of the English courts is valid and irrevocable and the Company's irrevocable appointment of an agent in England to accept service of process in respect of the jurisdiction of such courts is valid and binding on the Company.

     (i) Any final and conclusive monetary judgement for a definite sum obtained against the Company in the High Court of England in respect of either of the Documents may, subject as hereinafter provided, be registered and enforced as a judgement of the B.V.I. court. In order for a judgement to be so registered three conditions must be fulfilled: First, application must be made for registration of the said judgement within twelve months of the date thereof or such longer period as the court may allow; second, the judgement debtor must not be appealing or have the right and intention to appeal; and third, the B.V.I. court must consider it just and convenient that the judgement be so enforced. Alternatively, the judgement may be treated as a cause of action in itself so that no retrial of the issue would be necessary in which case of an appeal is irrelevant unless a stay of execution has been granted. In either case, it will be necessary that in respect to the court issuing the final judgement:

                                     144I

The Derby Cycle Corporation
Derby Sweden A.B.
[         ]1998
Page 5



          (i) the court had jurisdiction in the matter and the judgement debtor either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

          (ii) the judgement given by the court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations;

          (iii) in obtaining judgement there was no fraud on the part of the person in whose favour judgement was given or on the part of the court;

          (iv) recognition or enforcement of the judgement in the B.V.I. would not be contrary to public policy; and

          (v) the proceedings pursuant to which judgement was obtained were not contrary to natural justice.

     (j) An award in the B.V.I. courts in respect of a claim brought with regard to the Documents in United States dollars would be expressed in United States dollars.

     (k) There is no applicable usury or interest limitation law in the B.V.I. which may restrict the recovery of payments under the Documents.

     (l) The Company is not required by B.V.I. law to deduct or withhold from any payment (whether of principal, interest, commitment commission, fees, or other amount) becoming due under either of the Documents any amount in respect or on account of tax in the B.V.I.

     (m) No authorisations, licences, consents, or approvals are required by the Company from any government and other authorities in the B.V.I. in connection with its performance of its obligations under the Documents.

     (n) You are not and will not be deemed to be resident, domiciled, or carrying on or transacting business or subject to taxation in the B.V.I. or in violation of any law thereof by reason only of the negotiation or preparation of the Documents or the entering into of, or the exercise of your rights or the performance of your obligations under, the Documents.

     (o) You are not required to be licensed, qualified, or otherwise entitled to carry on business in the B.V.I. in order to enforce your rights under, or as a consequence of the execution, delivery, and performance of, the Documents.

This opinion is addressed to you and may be relied upon by you and your counsel. It is limited to the



                                     144J

THE DERBY CYCLE CORPORATION
DERBY SWEDEN A.H
[       ] 1998
Page 6

matters herein and is not to be read as an opinion with respect to any other matter; nor is it to be transmitted to any other person without our prior express written consent.

Yours faithfully,

HARNEY WESTWOOD & RIEGELS

/s/ Fred  L.A. Phillips



                                     144K

                                  EXHIBIT 3:

          PART 1 : Form of Assignment of Intellectual Property Rights


THIS ASSIGNMENT is dated [                                           ] and made
---------------

BETWEEN:
--------

(1)  [                                                 ] a company incorporated
     ---------------------------------------------------
     in [                    ][No.       ] whose principal/registered office is
     at [                                               ] (the "Assignor"); and
                                                               ----------

(2)  THE DERBY CYCLE CORPORATION a company incorporated in the state of
     ---------------------------
     Delaware, USA [no.       ] whose principal/registered office is at 22710
     72nd Avenue south, Kent, Washington, WA 98032, United States of America (the "Assignee").
          ----------

WHEREAS:
-------

(A)  Pursuant to an agreement dated [             ] between (inter alia) the
     Assignor and the Assignee (the "Sale and Purchase Agreement"), the Assignor has agreed to enter assignments to assign to the Assignee the Intellectual Property Rights (as defined in the Sale and Purchase Agreement);

(B) Accordingly, the parties hereto have agreed to enter into this Assignment to assign to the Assignee all Intellectual Property Rights (as defined in the Sale and Purchase Agreement) owned by the Assignor which are not the subject of the Assignments listed in the Schedule hereto (such rights being referred to herein as the "IP Rights").

NOW IT IS HEREBY AGREED as follows:
-----------------------

1.   In consideration of the sum of US$                  now paid by the
     Assignee to the Assignor (the receipt of which the Assignor hereby acknowledges) the Assignor HEREBY ASSIGNS with full title guarantee to the Assignee absolutely free from all liens, charges, security interests and/or encumbrances whatsoever all its right, title and interest in and to the IP Rights including all statutory and common law rights attaching thereto and the right to sue for past infringements and to retain any damages obtained as a result of such action, to hold unto the Assignee absolutely.

2. It is agreed that the IP Rights hereby assigned to the Assignee include (without limitation) such right title and interest as the Assignor has in the Intellectual Property Rights in respect of which no trade mark registrations or applications or patents or patent applications or registered designs or applications for the same are included in the Assignments listed in the Schedule hereto and, in particular, all goodwill of the business in relation to which any trade marks within the IP Rights have been used and all statutory and common law rights attaching thereto and the right to sue for past infringements and to retain any damages as a result of such action.

3. The Assignor hereby agrees and undertakes to render to the Assignee (at its request) all such assistance with any proceedings which may be brought by or against the Assignee against or by a third party in relation to the IP Rights and the Assignee shall indemnify the Assignor in respect of all costs and expenses (including reasonable legal costs) actually incurred by it in providing the Assignee with such assistance.

4. The Assignor hereby covenants that at the costs and request of the Assignee at any time and from time to time it will execute such deeds or documents and do such acts or things and provide such assistance as may in each case be necessary or desirable to give effect to this Assignment including, in particular executing confirmatory assignments in such forms as the Assignee may reasonably require for the purpose of recording/registering the assignment hereby effected with any registry.

5. This Assignment shall be governed by and construed in accordance with English law and the parties hereby submit to the exclusive jurisdiction of the English courts.


IN WITNESS whereof this Assignment has been executed the day and year first above written.

                                  THE SCHEDULE
                                  ------------

--------------------------------------------------------------------------------
Assignment         Parties                                 Date
--------------------------------------------------------------------------------
Trade Marks        (1) [                         ]         of even date herewith
                   (2) THE DERBY CYCLE
                   CORPORATION
--------------------------------------------------------------------------------
Patents/Designs     (1)[                         ]         of even date herewith
                    2) THE DERBY CYCLE
                    CORPORATION
--------------------------------------------------------------------------------

Signed by      duly                           )
authorised for and on behalf of               )
[                                ]            )
in the presence of:                           )



Signed by              duly                   )
authorised for and on behalf of               )
THE DERBY CYCLE CORPORATION                   )
in the presence of:                           )

                                  EXHIBIT 3:

                   PART 2: Form of Assignment of Trade Marks


THIS ASSIGNMENT is dated [       ] and made
---------------

BETWEEN:
--------

(1)  [                                                  ] a company incorporated
     ----------------------------------------------------
     in [             ] [no.        ] whose principal/registered office is at [
                                               ] (the "Assignor"); and
                                                      ----------

(2)  THE DERBY CYCLE CORPORATION a company incorporated in the state of
     ---------------------------
     Delaware, USA [no.             ] whose principal/registered office is at
     22710 72nd Avenue South, Kent, Washington, WA 98032, United States of America (the "Assignee").
                  ----------

W H E R E A S :

(A) The Assignor is the beneficial owner of and the registered proprietor of or applicant for the trade marks listed in the Schedule hereto ("the Trade Marks").

(B) The Assignor has agreed to assign all its right title and interest in and to the Trade Marks to the Assignee for the consideration hereinafter mentioned.

NOW THIS ASSIGNMENT WITNESSETH as follows :
------------------------------

1.   In consideration of the sum of [                         ] now paid by the
     Assignee to the Assignor (the receipt of which sum the Assignor hereby acknowledges) the Assignor HEREBY ASSIGNS with full title guarantee to the Assignee absolutely free from all liens, charges, security interests and/or encumbrances whatsoever all its right title and interest in and to the Trade Marks including the benefit of the applications for registration with the intention that when the applications are granted the registrations will vest in the Assignee and including any common law rights and all the goodwill attaching to the Trade Marks.

2. The Assignment hereby effected shall include the right for the Assignee to bring proceedings against any third party in respect of the Trade Marks (including proceedings against any third party for infringement of the Trade Marks or for passing off or for otherwise infringing the rights of the Assignor in the Trade Marks). The Assignor hereby agrees and undertakes to render to the Assignee (at its request) all such assistance with any proceedings which may be brought by or against the Assignee against or by any third party in relation to the Trade Marks and the Assignee shall indemnify the Assignor in respect of all costs and expenses (including reasonable legal costs) actually incurred by it in providing the Assignee with such assistance.

3. The Assignor hereby covenants that at the cost and request of the Assignee at any time and from time to time it will execute such deeds or documents and do such acts or things and provide such assistance as may, in each case, be necessary or desirable to give effect to this Assignment including, in particular, executing confirmatory assignments in such form as the Assignee may reasonably require for the purpose of recording/registering the assignment hereby effected at any registry.

4. This Assignment shall be governed by and construed in accordance with English Law and the parties hereto submit to the exclusive jurisdiction of the English courts.

IN WITNESS WHEREOF this Assignment has been executed the day and year first
------------------
above written

                                   SCHEDULE
                                   --------

                  [Provide following details as appropriate]


                                  Trade Marks
                                  -----------


--------------------------------------------------------------------------------
Country            Mark          No.          Class          Status
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Signed by              duly                   )
authorised for and on behalf of               )
[                                 ]           )
in the presence of:                           )



Signed by              duly                   )
authorised for and on behalf of               )
THE DERBY CYCLE CORPORATION                   )
in the presence of:                           )

                                  EXHIBIT 3:

                 PART 3: Form of Assignment of Patents/Designs


THIS ASSIGNMENT is dated [       ] and made
---------------

BETWEEN:
--------

(1)  [                                                  ] a company incorporated
     ----------------------------------------------------
     in [              ] [no.     ] whose principal/registered office is at [
                                             ] (the "Assignor"); and
                                                    ----------

(2)  THE DERBY CYCLE CORPORATION a company incorporated in the state of
     ---------------------------
     Delaware, USA [no.               ] whose principal/registered office is at
     22710 72nd Avenue south, Kent, Washington, WA 98032, United States of America (the "Assignee").
                  ----------

W H E R E A S :

(A) The Assignor is the beneficial owner of and the registered proprietor of or applicant for the patents and designs listed in the Schedule hereto (collectively "the Patents").

(B) The Assignor has agreed to assign all its right title and interest in and to the Patents to the Assignee for the consideration hereinafter mentioned.

NOW THIS ASSIGNMENT WITNESSETH as follows :
------------------------------

1.   In consideration of the sum of [                         ] now paid by the
     Assignee to the Assignor (the receipt of which sum the Assignor hereby acknowledges) the Assignor HEREBY ASSIGNS with full title guarantee to the Assignee absolutely free from all liens, charges, security interests and/or encumbrances whatsoever the all its right title and interest in and to the Patents to the intent that the grant of any patents or registered designs thereon shall be in the name of and vest in the Assignee together with all rights and powers arising or accrued therefrom including the right to sue for damages and other remedies in respect of any infringement of such rights or other acts within the scope of the claims of any published specification of any of the Patents or accompanying any application therefore or accompanying any of the applications included in the Patents prior to the date hereof.

2. The Assignor hereby agrees and undertakes to render to the Assignee (at its request) all such assistance with any proceedings which may be brought by or against the Assignee against or by any third party in relation to the Patents and the Assignee shall indemnify the Assignor in respect of all costs and expenses (including reasonable legal costs) actually incurred by it in providing the Assignee with such assistance.

3. The Assignor hereby covenants that at the cost and request of the Assignee at any time and from time to time it will execute such deeds or documents and do such acts or things and provide such assistance as may in each case be necessary or desirable to give effect to this Assignment including, in particular, executing confirmatory assignments in such form as the Assignee may reasonably require for the purpose of recording/registering the assignment hereby effected at any registry.

4. This Assignment shall be governed by and construed in accordance with English Law and the parties hereto submit to the exclusive jurisdiction of the English courts.


IN WITNESS WHEREOF this Assignment has been executed the day and year first
------------------
above written


                                   SCHEDULE
                                   --------

                  [Provide following details as appropriate]

                                    Patents
                                    -------

--------------------------------------------------------------------------------
Country            No.          Description              Filing Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signed by              duly                   )
authorised for and on behalf of               )
[                                 ]           )
in the presence of:                           )



Signed by              duly                   )
authorised for and on behalf of               )
THE DERBY CYCLE CORPORATION                   )
in the presence of:                           )

                                  EXHIBIT 4:

                  PART 1: Form of Assignment of the Contracts

THIS DEED is made on    day of [        ] 1998
---------

BETWEEN:
-------

(1)  [                                    ] a company whose office is at [
                             ] (the "Assignor"); and

(2)  [                                      ] a company whose office is at [
                         ] (the "Assignee")

WHEREAS pursuant to an agreement dated [                     ] (the "Sale and
-------
Purchase Agreement") made between the [                 ] (1) and the [     ]
(2) the Assignor has agreed to sell, or to procure the sale of, with full
title guarantee and the Assignee has agreed to purchase the [            ] and
its related assets and employees from the Assignor (as defined therein) including the benefit and the burden of the Contracts (as defined therein) and together with the Third Party Rights (as defined therein).

THIS DEED WITNESSES AND IT IS AGREED as follows:
------------------------------------

1. Definitions and Interpretation
---------------------------------

In this Deed, unless the context otherwise requires, words and expressions defined, or for whose definition provision is made, in the Sale and Purchase Agreement shall have the same meanings in this Deed and any provisions in the Sale and Purchase Agreement concerning matters of construction or interpretation shall also apply in this Deed.

2. Assignment of Contracts
--------------------------

In consideration of the payment from the Assignee to the Assignor of the sum of (Pounds)[ ] (receipt of which the Assignor acknowledges) and upon and subject to the terms and conditions of the Sale and Purchase Agreement, the Assignor with full title guarantee hereby assigns to the Assignee with effect from the midnight on the date hereof (the "Transfer Date") the full benefit of all of the Assignor's right, title and interest under these Contracts (as defined in the Sale and Purchase Agreement) subject to the burden of the Assignor's liabilities and obligations arising under the Contracts in respect of or by reference to any period commencing after but not before the Transfer Date.

3. Assignment of Third Party Rights
-----------------------------------

In consideration of the payment from the Assignee to the Assignor of the sum of
(Pounds)[    ] (receipt of which the Assignor acknowledges) and upon and subject to the terms and conditions of the Sale and Purchase Agreement, the Assignor with full title guarantee hereby assigns to the Assignee with effect from the Transfer Date the full benefit of all of the Assignor's right title and interest in the Third Party Rights.

4. Further Assurance
--------------------

At any time after the date hereof the Assignor shall, at the reasonable request and cost of the Assignee, execute or procure the execution of such documents and do or procure the doing of such acts and things as the Assignee may reasonably require for the purpose of giving the Assignee the full benefit of all the provisions of this Deed.

5. Law and Jurisdiction
-----------------------

This Deed shall be governed by and construed in accordance with English law and the parties irrevocably submit to the exclusive jurisdiction of the English courts for all purposes relating to this Deed.


IN WITNESS of which this Deed has been executed and delivered by the parties the day and year first before written

EXECUTED as a Deed by           )
[                         ]     )
acting by                       )


                           Director


                           Director/Secretary


EXECUTED as a Deed by           )
[                          ]    )
acting by                       )


                           Director


                           Director/Secretary

                  PART 2: Form of Novation of the Contracts


THIS NOVATION AGREEMENT is dated . 1998 and made
-----------------------

BETWEEN:
--------

(1)   [              ] the "Continuing Party"), [                 ]
      ----------------     ------------------
      and having its place of business at [                ];

(2)   [             ] (the "Outgoing Party"), [                    ]
      ---------------      ----------------
      and having its place of business at [                ]; and

(3)   [           ] (the "Incoming Party"), [              ]
      -------------      ----------------
      and having its place of business at [                ].

BACKGROUND:
-----------

(A)   This Agreement is supplemental to the Original Agreement.

(B)   The parties hereto have agreed that with effect from .    .    1998  the
      Outgoing Party shall cease to be a party to the Original Agreement and that the Incoming Party shall become a party thereto in place of the Outgoing Party and accordingly the Outgoing Party shall be released and discharged from the Original Agreement upon the terms [and to the extent] set out in this Agreement.

THE PARTIES AGREE THAT:
-----------------------

1. Interpretation
-----------------

In this Agreement and the recitals hereof:

      "Original Agreement" means the . dated .  . 1998 made between the
       ------------------
      Continuing Party and the Outgoing Party.

      ["Effective Date" means . . 1998.]
       ----------------

2. Novation
-----------

2.1   Substitution of parties

      (A) The Incoming Party hereby undertakes to the Continuing Party to perform the Original Agreement and be bound by the terms thereof in every way as if the Incoming Party was [,with effect from the Effective Date,] a party to the Original Agreement in place of the Outgoing Party.

      (B) The Continuing Party hereby releases and discharges the Outgoing Party from all obligations and liabilities of the Outgoing Party under the Original Agreement [becoming due to be performed or satisfied on or after the Effective Date] and all claims and demands whatsoever in respect thereof and accepts the performance thereof by the Incoming Party in place of performance by the Outgoing Party and hereby undertakes to the Incoming Party [,with effect from the Effective Date,] to perform the Original Agreement and be bound by the terms thereof in every way as if the Incoming Party was a party to the Original Agreement in place of the Outgoing Party.

[2.2  Surviving obligations

      Each of the Continuing Party and the Outgoing Party shall continue to be liable to the other in respect of their respective obligations and liabilities under the Original Agreement becoming due to be performed or satisfied prior to the Effective Date and all claims and demands in respect thereof in all respects as if this Agreement had not been made and the Incoming Party shall have no liability or obligation in respect thereof.]

3. Warranties
-------------

[3.1  Performance by the Outgoing Party

      The Continuing Party hereby warrants to the Incoming Party that [, as at the Effective Date,] the Outgoing Party is not in breach of and has duly performed and observed all its obligations and liabilities to the Continuing Party contained in the Original Agreement and that the Continuing Party has no claims or demands of any nature whatsoever in relation thereto and the Continuing Party hereby releases any such claims and demands that it may have.]

[3.2  Performance by the Continuing Party

      [The Continuing Party hereby warrants to the Incoming Party that [, as at the Effective Date,] the Continuing Party is not in breach of and has duly observed and performed all its obligations and liabilities to the Outgoing Party contained in the

      Original Agreement.]

4. Confirmation of terms
------------------------

[For the avoidance of any doubt the Continuing Party hereby confirms to the Incoming Party that the entire current terms of the Original Agreement [subject only to the amendments referred to in clause ] are those appearing in the document[s] [a copy/copies] of which [is/are] annexed hereto and signed on behalf of the Continuing Party and the Incoming Party for identification and there has been no amendment thereof (whether written or oral and whether or not legally binding) and no subsisting waiver of any of such terms has been given by the Continuing Party or the Outgoing Party].

5. Limitation Periods
---------------------

Nothing in this Agreement shall have the effect of extending any limitation period set out in, or applicable to, the Original Agreement and nothing in this Agreement shall operate to enable any claims to be brought against the Incoming Party whether in tort, contract or otherwise which, but for this Agreement, would be statute barred if made against the Outgoing Party.

6. Governing Law
----------------

This Agreement shall be governed by and construed in accordance with the law of England and the parties hereto hereby submit to the jurisdiction of the English Courts.

IN WITNESS whereof this Novation Agreement has been executed as a deed by the parties hereto the day and year first before written


EXECUTED AS A DEED by
acting by:

Director

Director/Secretary


EXECUTED AS A DEED by
acting by:


Director

Director/Secretary

EXECUTED AS A DEED by
acting by:


Director

Director/Secretary

                  PART 3: Form of Assignment of U.S. Property

                      ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE made as of this ________ day of ______________, 1998 between Western States Import Co., Inc., a Delaware corporation d/b/a Diamondback having an address at 4030 Via Pescador, Camarillo, CA 93012-5008 ("Assignor"), and The Derby Cycle Corporation, a Delaware
                --------
corporation having an address at 22710 Seventy-Second Avenue South, Kent, Washington 98032 ("Assignee");
                   --------

                                   RECITALS
                                   --------

     Pursuant to that certain Agreement dated as of ____________ _____, 1998 between Assignor, as seller, and Assignee, as buyer, and various other entities (the "Agreement"), Assignor is selling to Assignee all of its assets, including
      ---------
without limitation the lease which is more particularly described on Schedule 1
                                                                     ----------
attached hereto (the "Lease"). All capitalized terms not defined herein shall have the respective meaning ascribed thereto in the Agreement.

     NOW, THEREFORE, in consideration of FIVE DOLLARS ($5.00) to the Assignor in hand well and truly paid by the Assignee at and before sealing and delivery hereof, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                           ASSIGNMENT AND ASSUMPTION
                           -------------------------

     Subject to the terms and conditions set forth in the Agreement, Assignor hereby assigns, transfers, sets-over, delivers and conveys unto Assignee all of the rights, title, interest, benefits and privileges of Assignor, as tenant, under the Lease.

     Assignee assumes all rights, duties, obligations and liabilities first arising or first accruing on or after the date hereof to be performed by Assignor, as tenant, under the Lease, for the duration of the respective term thereof.

     Assignor retains all rights, duties, obligations and liabilities first arising or first accruing prior to the date hereof to be performed by Assignor, as tenant, under the Lease.

     This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the successors and assigns of the parties.

     This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding Assignment between the parties.

     IN WITNESS WHEREOF, Assignor and Assignee have duly executed this instrument as of the date first set forth above.

                                    WESTERN STATES IMPORT CO., INC., a Delaware corporation

                                    _______________________________________
                                    Name:
                                    Title:

                                    THE DERBY CYCLE CORPORATION, a Delaware
                                    corporation

                                    _______________________________________
                                    Name:
                                    Title:

                                  SCHEDULE 1
                                  ----------

                             DESCRIPTION OF LEASE
                             --------------------

Standard Industrial Commercial Lease, dated February 18, 1998 by and between Centex Industrial Development Company, L.P., as Landlord and Western States Import Co., Inc., d/b/a Diamondback for premises located in Ventura California.

SIGNED by SZE CHIN HUNG JEROME     )
duly authorised for and            )
on behalf of                       )
DIAMOND BACK INTERNATIONAL         )
COMPANY LIMITED                    )



SIGNED by SZE CHIN HUNG JEROME     )
duly authorised for and            )
on behalf of                       )
WESTERN STATES IMPORT              )
COMPANY, INC.                      )



SIGNED by SZE CHIN HUNG JEROME     )
duly authorised for and            )
on behalf of                       )
BEJKA TRADING A.B.                 )



SIGNED by FRED MALEK               )
duly authorised for and            )
on behalf of                       )
THE DERBY CYCLE CORPORATION        )



SIGNED by ALAN FINDEN-CROFTS       )
duly authorised for and            )
on behalf of                       )
DERBY SWEDEN A.B.                  )